Filed with the Securities and Exchange Commission on April 21, 2026.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM
N-4

(File No. 333-275042; 811-23817) REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 5	☒
AND/OR

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 52	☒
(Check appropriate box or boxes)

VARIABLE ACCOUNT AA
(Exact Name of Registered Separate Account)

(File
No. 333-283593)
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 3	☒
EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA
(Name of Insurance Company)
8501 IBM Drive, Suite 150, Charlotte, NC 28262-4333
(Address of Insurance Company’s Principal Executive Offices)
Insurance Company’s Telephone Number, including Area Code: (212)
554-1234

Alfred Ayensu-Ghartey
Vice President and Associate General Counsel
Equitable Financial Life Insurance Company of America

8501 IBM Drive, Suite 150, Charlotte, NC 28262-4333
(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Continuous
It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(l)
☐	on (date) pursuant to paragraph (a)(l) of Rule 485 under the Securities Act of 1933 (“Securities Act”)
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒	Insurance Company relying on Rule 12h-7 under the Exchange Act
☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

EQUI-VEST
®
(Series 201)

A deferred annuity contract

Prospectus dated May 1, 2026

Equitable Financial Life Insurance Company of America
Variable Account AA

Equitable Financial Life Insurance Company
Separate Account A

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.

What is EQUI-VEST
®
?

EQUI-VEST
®
is a deferred annuity contract issued by
Equitable Financial Life Insurance Company of America
or
Equitable Financial Life Insurance Company
(the “Company”, “we”, “our” and “us”). It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The contract may not currently be available in all states. In addition, certain features described in this Prospectus may vary in your state. For a state-by-state description of all material variations to this contract, see Appendix “State contract availability and/or variations of certain features and benefits” later in this Prospectus. The description of the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The contract should also be read carefully. You have the right to cancel the contract within a certain number of days after receipt of the contract.

The Personal Income Benefit no longer available for contracts issued after November 10, 2023. Please read the prospectus accordingly.

Types of contracts.
We offer the contract as a funding vehicle for employers’ Internal Revenue Code 403(b) plans and Internal Revenue Code Section 457(b) Employee Deferred Compensation (“EDC”) plans. Availability of certain features and benefits under the contract is subject to the employer’s Plan. We may offer the contract as an individual annuity contract or as an interest under a group annuity contract.

You invest to accumulate value on a
tax-deferred
basis in one or more of our investment options, (i) variable investment options, (ii) the guaranteed interest option, (iii) the Segments of the Structured Investment Option (“SIO”), or (iv) the account for special dollar cost averaging (collectively, the
“investment options”). Additional information about the investment options can be found in Appendix: “Investment options available under the contract.” We reserve the right to offer any or all Segments more or less frequently or to stop offering any of them (except we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss) or to suspend offering any or all of them temporarily for some or all contracts.

The certificate is a complex investment and involves risks, including potential loss of principal. The SIO gives you the opportunity to earn interest that we will credit based, in part, on the performance of an external index over a set period of time. You could lose a significant amount of money if the external index declines in value. The extent of the downside protection at Segment maturity, also referred to as the Segment Buffer, varies by Segment, ranging from the first 10% to 20% of loss. There is a risk of a substantial loss of your principal and previously credited interest because you agree to absorb all losses to the extent they exceed the Segment Buffer at Segment maturity.
You could lose as much as 80% (for Segments with a -20% Segment Buffer) to 90% (for Segments with a -10% Segment Buffer) of your principal and previously credited interest due to negative index performance at Segment maturity, depending on the Segment Buffer applicable to the Segment in which you invest. The cumulative loss over the life of the contract could be much greater.
In the future, we may offer Segments that do not limit Index losses, which would mean risk of loss of the entire amount invested in a Segment of the SIO. We limit the amount you can earn on the SIO to the Performance Cap Rate that we establish for each Segment. We will not establish a Performance Cap Rate below 4%, 12%, and 20% for a 1, 3, and 5-year Segment, respectively. See Appendix: “State contract availability and/or variations of certain features and benefits” for more information on state variations.

All guarantees are subject to the Company’s financial strength and claims paying ability.

The certificate is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, negative contract

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal. Additional information about certain investment products, including variable annuities, and index linked annuities has been prepared by the SEC’s staff and is available at Investor.gov.

EV Series 201(IF/NB)
#27380

adjustments, taxes, and tax penalties. Withdrawals could result in surrender charges, negative contract adjustments, taxes, and tax penalties. On any date prior to the maturity of an SIO Segment, we calculate the interim value of the Segment as described in “Contract Adjustment — Segment Interim Value” in the Statement of Additional Information. This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until maturity.
Because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios as a result of withdrawals.
Any transaction that causes account value to leave a Segment between the Segment Start Date and the Segment Maturity Date will result in a Segment Interim Value calculation. Such transactions include (1) taking a withdrawal (including a systematic withdrawal, automatic withdrawal, required minimum distribution); (2) surrendering or annuitizing your contract; (3) when we make deductions for charges; (4) if you take a loan; (5) payment of a death claim; and (6) canceling your contract and return it to us for a refund within your state’s “free look” period. You should speak with a financial professional about the features, benefits, risks, and fees and whether the certificate is appropriate for you based on your financial situation and objectives.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Personal Income Benefit variable investment options, you may no longer be able to fund your Guaranteed benefit(s). This means that if you have not yet allocated amounts to the Personal Income Benefit variable investment options, you may not be able to fund your Personal Income Benefit at all. This also means you may no longer be able to increase your account value or Guaranteed benefits through contributions and transfers.

If you are a new investor in the contract, you may cancel your contract within 10 days of receiving it without paying fees or penalties although if you invest in the Structured Investment Option the Segment Interim Value will apply. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your account value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

Contents of this Prospectus

When we address the reader of this prospectus with words such as “you“ and “your,“ we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

The “contract” means the group contract issued to the plan trustee or employer (“contract holder”). The “certificate” means the participation certificate that summarizes the rights of each participant covered under the group contract. However, we sometimes use the word “contract” when we refer to the participant’s account balance or rights under their certificate.

—	Investment options available under the contract	96

—	State contract availability and/or variations of certain features and benefits	101

Segment Maturity Value Calculation Examples		106

Index Publishers		107

Segment Maturity Dates and Segment Start Date examples		109

Definitions of key terms

Account value
— Is the total of the values you have allocated to (i) the variable investment options; (ii) the guaranteed interest option; (iii) the account for special dollar cost averaging, (iv) if you have taken a loan, balances and accrued interest held in your loan reserve account and (v) if you have Segments in the SIO and Segment Type Holding Accounts in the SIO. Prior to the Segment Maturity Date, your value in the Segments in the SIO are the Segment Interim Values. These amounts are also subject to certain fees and charges discussed in “Charges, expenses, and adjustments” in this prospectus.

Annuitant
— Is the person who is the measuring life for determining contract benefits.

Business day
— Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

Company
— Refers to Equitable Financial Life Insurance Company of America (“Equitable America”) or Equitable Financial Life Insurance Company (“Equitable Financial”). The terms “we”, “us”, and “our” are also used to identify the issuing Company. Equitable America does not do business or issue contracts in the state of New York. Generally, Equitable America will issue contracts in all states except New York and Equitable Financial will issue contracts in New York. However, if any selling agent is an Equitable Advisors financial professional who has a business address in the state of New York, the issuing Company will be Equitable Financial, even if the contract is issued in a state other than New York.

Cash value
— The cash value is equal to the account value, less: (i) any applicable withdrawal charges, (ii) the total amount or a pro rata portion of the annual administrative charge, (iii) the total amount or a pro rata portion of the Personal Income Benefit charge, if applicable and (iv) any outstanding loan plus accrued interest.

Contract date
— The “contract date” is the effective date of the contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

Contract date anniversary
— The end of each 12-month period is your “contract date anniversary.” For example, if your contract date is May 1st, your contract date anniversary is April 30th.

Contract year
— The “contract year” is the 12-month period beginning on your contract date and each 12-month period after that date.

Contributions
— The employer sponsoring the Plan makes payments to us that we call “contributions.” We can refuse to accept any application or contribution from you or your employer at any time, including after you purchase the contract.

Guaranteed Annual Withdrawal Amount
— The Guaranteed Annual Withdrawal Amount is calculated based on the following: (i) contributions to the Personal Income Benefit variable investment options, multiplied by the then current Guaranteed Withdrawal Rate; plus (ii) transfers to the Personal Income Benefit variable investment options, multiplied by the then current Guaranteed Transfer Withdrawal Rate; plus (iii) any Ratchet increase of your Ratchet Base on your contract date anniversary, multiplied by a weighted average of the Guaranteed Withdrawal Rates and Guaranteed Transfer Withdrawal Rates previously applied to your contract.

Guaranteed interest option
— The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

Guaranteed Transfer Withdrawal Rate
— We apply the Guaranteed Transfer Withdrawal Rate (“GTWR”) to amounts you transfer to the Personal Income Benefit variable investment options from the other investment options in your EQUI-VEST
®
contract, lump sum transfers from other providers and rollovers.

Guaranteed Withdrawal Rate
— We apply the Guaranteed Withdrawal Rate (“GWR”) to amounts you contribute to the Personal Income Benefit variable investment options, including salary deferral contributions and employer contributions.

Index
— An Index used to determine the Segment Rate of Return for a Segment. We currently offer Segment Types based on the performance of the S&P 500 Price Return Index, the Russell 2000
®
Price Return Index and the MSCI EAFE Price Return Index. In the future, we may offer Segment Types based on other indices.

Index Performance Rate
— For a Segment, the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date. The Index Performance Rate may be positive or negative.

Interim Value Transaction
— Any transaction that causes account value to leave a Segment between the Segment Start Date and the Segment Maturity Date. Interim value transactions include (1) a death claim by your beneficiary received in good order; (2) a withdrawal (including a systematic withdrawal or a required minimum distribution) or loan; (3) if you surrender or annuitize your contract; (4) deducting account value to pay fees; or (5) if you cancel your contract and return it to us for a refund within your state’s “free look” period.

Maturity date
— The contract’s “maturity date” is generally the contract date anniversary that follows the annuitant’s 95th birthday.

Performance Cap Rate
— The highest Index Performance Rate that can be used to calculate the Segment Rate of Return on the Segment Maturity Date. The Performance Cap Rate is not an annual rate of return. The Performance Cap Rate is a limit on gains.

Performance Cap Threshold
— A minimum rate you may specify as a participation requirement that the Performance Cap Rate for a new Segment must equal or exceed in order for amounts to be transferred from a Segment Holding Account into a new Segment.

SEC
— Securities and Exchange Commission.

Segment
— An investment option we establish with a specific Index, Segment Duration, Segment Buffer, Segment Maturity Date and Performance Cap Rate.

Segment Buffer
— The portion of any negative Index Performance Rate that we absorb on a Segment Maturity Date for a particular Segment. Any percentage decline in a Segment’s Index Performance Rate in excess of the Segment Buffer reduces your Segment Maturity Value. We currently offer Segment Buffers of -10% and -20%.

Segment Business Day
— A business day that all indices underlying Segments available for similar investment options available under all our variable annuity contracts are scheduled to be open and to publish prices. A scheduled holiday for any one index disqualifies that day from being scheduled as a Segment Business Day for all Segments. We use Segment Business Days in this manner so that, based on published holiday schedules, we mature all Segments on the same day and start all new Segments on a subsequent day. To obtain currently scheduled Segment Start Dates and Segment Maturity Dates, please visit www.equitable.com/equivestsio. This design, among other things, facilitates the roll over of maturing Segment Investments into new Segments. It is possible that due to emergency conditions, an Index cannot provide a price on a day that was scheduled to be a Segment Business Day. If the NYSE experiences an emergency close and cannot publish any prices, we cannot mature or start any Segments.

Segment Duration
— The period from the Segment Start Date to the Segment Maturity Date. We currently offer Segment Durations of one year, three years or five years.

Segment Holding Account
— An account that holds all contributions and transfers allocated to the Segment Type pending investment in a Segment. The Segment Holding Account is part of the EQ/Money Market variable investment option. If we were to offer different Segment Types in the future, there would be a Segment Holding Account for each Segment Type.

S
egment Interim Value
— The value of your investment in a Segment prior to the Segment Maturity Date.
Segment Investment
— The amount transferred to a Segment on its Segment Start Date, as adjusted for any withdrawals and charges from that Segment.

Segment Maturity Date
— The Segment Business Day on which a Segment ends. This is generally the first Segment Business Day occurring after the 13th of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends.

Segment Maturity Date Requirement
— You will not be invested in a Segment if the Segment Maturity Date is later than your EQUI-VEST
®
contract maturity date.

Segment Maturity Value
— The value of your investment in a Segment on the Segment Maturity Date.

Segment Participation Requirements
— The requirements that must be met before we transfer amounts from a Segment Holding Account to a new Segment on a Segment Start Date.

Segment Rate of Return
— If the Index Performance Rate is positive, then the Segment Rate of Return is a rate equal to the Index Performance Rate, but not more than the Performance Cap Rate. If the Index Performance Rate is negative, but declines by a percentage less than or equal to the Segment Buffer, then the Segment Rate of Return is 0%. If the Index Performance Rate is negative, and declines by more than the Segment Buffer, then the Segment Rate of Return is negative, but will not reflect the first -10% or -20% of downside performance, depending on the Segment Buffer applicable to that Segment.

Segment Return Amount
— Equals the Segment Investment multiplied by the Segment Rate of Return.

Segment Start Date
— The Segment Business Day on which a new Segment is established. This is generally the second Segment Business Day occurring after the 13th of each month.

Segment Type
— Comprises all Segments having the same Index, Segment Duration, and Segment Buffer. Each Segment Type has a corresponding Segment Holding Account.

Separate Account
— Separate Account A and Variable Account AA, separate accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended, to which contributions under the contracts may be allocated.

Structured Investment Option
— The Structured Investment Option or “SIO” permits you to invest in one or more “Segments”, each of which provides performance tied to the performance of an Index, and participate in the performance of that index.

Structured Investment Option Non-Unitized Separate Account —
Separate Account No. 69A is a non-unitized separate account of Equitable Financial Life Insurance Company of America established under Arizona Insurance Law and Separate Account No. 69 is a non-unitized separate account of Equitable Financial Life Insurance Company established under New York Insurance Law.

For additional information about ongoing fees and expenses see “Fee table” in the prospectus.
To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

Prospectus	Contract or Supplemental Materials
account value	Annuity account value

guaranteed interest option	Guaranteed Interest Account

Personal Income Benefit account value	Personal Income Benefit Annuity account value

unit	Accumulation unit

unit value	Accumulation unit value

Overview of the Contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios, guaranteed interest option and the SIO during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides death benefits to protect your beneficiaries and living benefits to protect your access to income. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios or Segments.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Personal Income Benefit variable investment options (used to fund the Personal Income Benefit);

•	Variable investment options;

•	Guaranteed interest option;

•	Segments of the SIO which are index-linked investment options;

•	the account for special dollar cost averaging; and

•	access to the optional Semester Strategies program.

We will credit positive or negative interest to amounts allocated to a Segment of the SIO on the Segment Maturity Date based, in part, on the performance of the applicable Index from the Segment Start Date to the Segment Maturity Date. You could lose a significant amount of money if the external index declines in value. Each Segment uses a Performance Cap Rate to limit upside performance and a Segment Buffer to limit downside performance.

We limit the negative Index Performance Rate used in calculating the Segment Rate of Return of a Segment on the Segment Maturity Date by applying the Segment Buffer to absorb negative Index Performance up to the amount of the Segment Buffer. The Segment Buffer is the maximum amount of negative interest we will assume. We will credit any additional negative interest in excess of the Segment Buffer.
You could lose as much as 80% (for Segments with a -20% Segment Buffer) to 90% (for
Segments
with a -10% Segment Buffer) of your principal and previously credited interest due to negative index performance at Segment maturity, depending on the Segment Buffer applicable to the Segment in which you invest.
The cumulative loss over the life of the contract could be much greater.
There is a risk of a substantial
loss of your principal and previously credited interest if the index declines because you agree to absorb all losses to the extent they exceed the applicable Segment Buffer.
 For example, if the Index Performance Rate is -25% and the Segment Buffer is -10%, the Segment Rate of Return that we credit would be -15% (the amount that the Index Performance Rate exceeds the Segment Buffer) on the Segment Maturity Date, meaning that your Segment Maturity Value will show a 15% decrease from your Segment Investment. We do not guarantee that the contract will always offer Segments that limit Index losses.

We limit the positive Index Performance Rate used in calculating the Segment Rate of Return of a Segment on the Segment Maturity Date by applying the Performance Cap Rate to limit Index Performance to no more than the amount of the Performance Cap Rate. For example, if the Index Performance Rate is 12% and the Performance Cap Rate is 4%, the Segment Rate of Return that we credit would be 4% (the lesser of the Index Performance Rate and the Performance Cap Rate) on the Segment Maturity Date, meaning that your Segment Maturity Value will show a 4% increase from your Segment Investment. We will not establish a Performance Cap Rate below 4%, 12%, and 20% for a 1, 3, and 5-year Segment, respectively. See Appendix: “State contract availability and/or variations of certain features and benefits” for more information on state variations.

We may change the Indices and/or Segment
Options in the future but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested.

For additional information about each investment option see Appendix “Investment options available under the contract”.

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; (3) for life with a certain minimum number of payments to the beneficiary upon the death of the annuitant; or (4) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits, including any death benefit, enhanced death benefit, and Personal Income Benefit, terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income, death benefit protection and offers various payout options.

Death Benefits

During the accumulation phase, your contract includes a minimum death benefit that pays your beneficiaries an amount equal to at least your contributions less adjusted withdrawals, outstanding loan balances and accrued interest.

Living Benefits

A living benefit called the Personal Income Benefit (“PIB”) is only available for contracts issued before November 10, 2023, for an additional charge should you elect it. The PIB is a benefit that guarantees, subject to certain restrictions, an annual withdrawal amount.

Rebalancing and Special Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. We offer two rebalancing programs that you can use to automatically reallocate your account value among your variable investment options and the guaranteed interest option. You can also elect to allocate your investments using a special dollar cost averaging program at no additional charge. Generally, you may not elect both a special dollar cost averaging program and a rebalancing option. Rebalancing is not available for amounts allocated to the Personal Income Benefit variable investment options.

Contract Loans

Depending on the terms of your contract, you may be permitted to take loans from your account value. If you take a loan we charge interest on the loan.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to withdrawal charges, adjustment for Segment Interim Values, and income taxes, as well as a tax penalty. Withdrawals may also reduce your death benefit (possibly on a greater than dollar-for-dollar
basis) and may terminate the optional guaranteed benefit.
Contract Adjustments

We use the Segment Interim Values for your Segments of the SIO if you have an Interim Value Transaction. This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until maturity. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. Also, for all contracts using a Performance Cap Rate limiting factor, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal.

Important Information You Should Consider About the Contract

FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?
Yes.
If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from the contract within 6 years following your last contribution, you will be assessed a withdrawal charge of up to 5% of account value withdrawn or contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $5,000 on a $100,000 investment. This loss will be greater if there is a negative interim value adjustment, taxes, or tax penalties.

There is a Segment Interim Value adjustment for amounts removed from a Segment of the SIO before Segment maturity and because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios.

For example, if you allocate $100,000 to a Segment with a 3-year Segment Duration and later withdraw the entire amount before the 3 years have elapsed, you could lose up to $100,000 of your investment. This loss may be greater if you also have to pay a withdrawal charge, taxes and tax penalties. We use the Segment Interim Values for your Segments of the SIO if you have an Interim Value Transaction.

For additional information about the charges for surrenders and early withdrawals see “Withdrawal charge” in “Charges under the contracts” under “Charges, expenses, and adjustments” in the prospectus.

Are there Transaction Charges ?
Yes.
In addition to withdrawal charges and interim value adjustments, you may also be charged for other transactions including loans and special requests such as wire transfers, express mail, duplicate contracts, preparing checks, or third-party transfers or exchanges.

For additional information about transaction charges see “Charges that the Company deducts” in “Charges, expenses, and adjustments” in the prospectus.

Are there Ongoing Fees and Expenses ?
Yes.
The contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year
depending on the investment options and optional benefits you choose. Please refer to your contract specifications page of your certificate for information about the specific fees you will pay each year
if you have elected the PIB.
There is an implicit ongoing fee associated with Segments because the amount you can earn on a Segment is limited by the Segment’s Performance Cap Rate. The Performance Cap Rate may cause your returns under the Segment to be lower than the Index’s returns. In return for accepting this limit on Index gains, you receive some protection from Index losses through the Segment Buffer. The implicit ongoing fee from the Performance Cap Rate is not reflected in the tables below.

	Annual Fee	Minimum	Maximum
	Base Contract (1)	1.20%	1.20%
	Portfolio Company fees and expenses (2)	0.54%	3.48%
	Optional benefits available for an additional charge (for a single optional benefit, if elected) (3)	1.00%	1.00%

(1)  Expressed as an annual percent of daily net assets in the variable investment options.
(2)  Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2025 and could change from year to year.
(3)  Expressed as an annual percentage of the Personal Income Benefit account value. The Personal Income Benefit is no longer available for contracts issued after November 10, 2023.

FEES, EXPENSES, AND ADJUSTMENTS

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year
, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add withdrawal charges and interim value adjustments that substantially increase costs
.

Lowest Annual Cost $1,610	Highest Annual Cost $3,808

Assumes:
•
Investment of $100,000
•
5% annual appreciation
•
Least expensive combination of contract and Portfolio fees and expenses
•
No optional benefits
•
No sales charges
•
No additional contributions, transfers, loans or withdrawals
•
No contract adjustments

Assumes:
•
Investment of $100,000
•
5% annual appreciation
•
Most expensive combination of contract, optional benefits (Personal Income Benefit) and Portfolio fees and expenses
•
No sales charges
•
No additional contributions, transfers, loans or withdrawals
•
No contract adjustments

For additional information about ongoing fees and expenses see “Fee table” in the prospectus.

RISKS
Is There a Risk of Loss from Poor Performance?
Yes
. The contract is subject to the risk of loss. You could lose some or all of your account value, depending on the investment options you choose.

The return on the Segments of the SIO may be negative and there is a risk of substantial loss of your principal and previously credited interest due to negative index performance because you agree to absorb all losses to the extent they exceed the Segment Buffer.
You could lose as much as 80% (for Segments with a -20% Segment Buffer) to 90% (for Segments with a -10% Segment Buffer) of your principal and previously credited interest due to negative index performance at Segment maturity, depending on the Segment Buffer applicable to the Segment in which you invest.
We may change the Indices and/or Segment Options in the future but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested.
The cumulative loss over the life of the contract could be much greater.

For additional information about the risk of loss see “Principal risks of investing in the contract” in the prospectus.

Is this a Short-Term Investment?
No.
The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties. Withdrawals from a Segment of the SIO prior to maturity may result in an interim value adjustment. Withdrawals from a Segment of the SIO prior to maturity may result in an interim value adjustment. Amounts removed from a Segment prior to the Segment Maturity Date will not receive Index interest, and may result in a negative Segment Interim Value adjustment which could reduce the Segment Investment by significantly more than the amount withdrawn. Contract value in a Segment will be reallocated at Segment Maturity according to your instructions. If you have not provided us with maturity instructions, the Segment Maturity Value will be transferred to the Segment Holding Account. Your Segment Maturity Value would then be transferred from that Segment Holding Account into the next Segment on the Segment Start Date. If the next Segment to be created would not meet the Segment Maturity Date Requirement or the Segment Type has been terminated, we will instead transfer your Segment Maturity Value to the EQ/Money Market variable investment option. Alternatively, if you designate a Performance Cap Threshold that is not met on the next Segment Start Date or if the Segment Type has been suspended, your Segment Maturity Value will remain in the Segment Holding Account. If you are impacted by these delays, you may transfer your Segment Maturity Value out of the Segment Holding Account into any other investment options available under your EQUI-VEST
®
contract at any time before the next month’s Segment Start Date.

For additional information about the investment profile of the contract see “Fee table” in the prospectus.

RISKS
What are the Risks Associated with Investment Options ?
An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract, (e.g., the Portfolios) or Segment of the SIO. Each investment option, including the guaranteed interest option and Segments of the SIO, has its own unique risks. You should review the investment options before making an investment decision.

For investments in a Segment of the SIO, the Performance Cap Rate will limit positive Index performance (e.g., limited upside). For example, if the Index Performance Rate is 10% and the Performance Cap Rate is 7%, we will credit 7% on the Segment Maturity Date assuming there are no fees or charges assessed.
The Performance Cap Rate may cause your returns under the Segment to be lower than the Index’s returns.

The Segment Buffer will limit negative returns (e.g., limited protection in the case of market decline). The Segment Buffer is the maximum amount of negative interest we will assume and we will credit any negative interest in excess of the Segment Buffer which means you bear all loss that exceeds the Segment Buffer. For example, if the Index Performance Rate is -25% and the Segment Buffer is -10%, we will credit -15% on the Segment Maturity Date assuming there are no fees or charges assessed.

Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.

For additional information about the risks associated with investment options see “Risks associated with the variable investment options” and “Risks associated with the Structured Investment Option” in “Principal Risks of investing in the contract.” See also Appendix: “Investment options available under the contract” in the prospectus.

What are the Risks Related to the Insurance Company?
An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value and the Guaranteed benefits. The general obligations including the guaranteed interest option, SIO and any Guaranteed benefits under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/about-us/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.
We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options (including the Personal Income Benefit variable investment options) and to limit the number of variable investment options which you may select. Such rights include, among others, removing or substituting the Portfolios, combining any two or more variable investment options and transferring the account value from any variable investment option to another variable investment option.

There are restrictions regarding investment options if Guaranteed benefits are elected, limits on contributions and transfers into and out of the guaranteed interest option, and restrictions or limitations with Special DCA programs. See “Allocating your contributions” in “Purchasing the Contract” and “Transferring your account value” in “Transferring your money among investment options” in the prospectus for more information.

For more information see “About the Separate Account” in “More information” in the prospectus.

You must choose one of the two investment methods: 1) Maximum investment option choice, or
2) Maximum transfer flexibility. For more information please see “Selecting your investment method” in the prospectus.

We determine the Performance Cap Rate for each SIO Segment on the Segment Start Date. You will not know the rate in advance. Prior to the Segment Start Date, you may elect a Performance Cap Threshold. The threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. If we declare a cap that is lower than the threshold you specify, you will not be invested in that Segment and your account value will remain in that Segment Holding Account until the next available Segment for which your threshold is met or you provide us with alternative instructions.

You cannot transfer out of an SIO Segment prior to its maturity to another investment option. You can only make withdrawals out of a Segment or surrender your EQUI-VEST
®
contract. The amount you would receive would be calculated using the formula for the Segment Interim Value.

We may not offer new SIO Segments. Therefore, a Segment may not be available for you to transfer your Segment Maturity Value into after the Segment Maturity Date. We have the right to substitute an alternative index prior to Segment Maturity if the publication of the Index is discontinued or at our sole discretion we determine that our use of the Index should be discontinued or if the calculation of the Index is substantially changed. If we substitute an index for an existing Segment, we would not change the Segment Buffer or Performance Cap Rate. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index.

Contributions and transfers into and out of the guaranteed interest option are limited.

For additional information about restrictions on the investment options, including information regarding volatility management strategies and techniques, see “Portfolios of the Trusts”, “Guaranteed interest option” and “Structured Investment Options” in “Purchasing the Contract” and “Transferring your money among investment options” in the prospectus.

Are There Any Restrictions on Contract Benefits?
Yes.
At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the variable investment options. If you have funded the Personal Income Benefit (which is also known as the optional benefit) and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Personal Income Benefit variable investment options, you may no longer be able to fund your Personal Income Benefit. Not all employer plans will offer loans. Loans are subject to restrictions under federal tax rules and ERISA. Automated transfer programs, including dollar cost averaging and asset rebalancing, are not available if you elect Semester Strategies.

Investment options are limited if Guaranteed benefits are elected. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the optional benefit by an amount greater than the value withdrawn, and could terminate the optional benefit.

This contract includes a standard death benefit. Withdrawals could significantly reduce or terminate the death benefit.

For additional information about the optional benefits see “How you can purchase and contribute to your contract” in “Purchasing the Contract” in the prospectus. See also “Personal Income Benefit”, “Death benefits”, and “Optional Semester Strategies program” in “Benefits available under the contract” in the prospectus.

TAXES
What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a funding vehicle for employers’ Internal Revenue Code 403(b) plans and Internal Revenue Code Section 457(b) employee deferred compensation (“EDC”) plans or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
How are Investment Professionals Compensated?
Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the prospectus.

Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, as well as any fees or penalties to terminate your existing contract, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges, expenses, and adjustments” in the prospectus.

Fee table

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, surrendering, or making withdrawals from an investment option or from the certificate. Please refer to your contract specifications page for information about the specific fees you will pay each year
based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you buy the contract, surrender the contract, make withdrawals from an investment option or from the certificate, or transfer account value between investment options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Withdrawal Charge (as a percentage of contributions withdrawn) (1)	5%
Net Loan Interest Charge (2)	2.00%
Transfer Fee	None
Third Party Transfer or Exchange Fee (3)	$65
Special Service Charges (4)	$90
Segment Interim Value (applies for distributions from a Segment of the SIO prior to the Segment Maturity Date) (5)	90% of Segment Investment

(1)
The charge percentage is deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. For each contribution, we consider the contract year in which we receive that contribution to be “contract year 1.” The charge percentage we use is 5% for contract years 1 through 6. For contract years 7 and later, the charge percentage is 0%. Important exceptions and limitations may eliminate or reduce this charge. For a complete description of charges, please see “Withdrawal charges” in “Charges, expenses, and adjustments” in the prospectus. The charge will not apply after the completion of 12 contract years. For certain TSA contracts issued in Texas and certain contracts issued in New York, a different maximum withdrawal charge may apply. See Appendix: “State contract availability and/or variations of certain features and benefits” in the prospectus for more information.

(2)
In no event will the net loan interest charge exceed 2.00%. We charge interest on loans under your contract but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See “Loans” under “Accessing your money” in the prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

(3)	This charge will never exceed 2% of the amount disbursed or transferred. We may discontinue these services at any time.
(4)
Unless you specify otherwise, this charge will be deducted from the amount you request. Special service charges include (1) express mail charge; and (2) wire transfer charge. The current maximum charge for each service is $90. We may discontinue these services at any time.

(5)
The actual amount of the Segment Interim Value calculation is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date. The maximum loss would occur if there is a total distribution for a Segment at a time when the Index price has declined to zero. If you surrender or cancel your variable annuity contract, die, transfer or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate.

The
next
table
describes
the
adjustments,
in
addition
to
any
transaction
expenses,
that
apply
if
all
or
a
portion
of
the account value is removed from an investment option or from the certificate before the expiration of a specified
period.

Adjustments
SIO Segment Maximum Potential Loss Due to Segment Interim Value adjustment (as a percentage of Account value invested in the Segment on the Segment Start Date) (1)	100% (2)

(1)
We use the Segment Interim Values for your Segments of the SIO if you have an Interim Value Transaction. The actual amount of the Segment Interim Value calculation is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date. The maximum loss would occur if there is a total distribution for a Segment at a time when the Index price has declined to zero. If you surrender or cancel your variable annuity contract, die, transfer or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate. See “Structured Investment Option” under “Purchasing the contract” for more information.

(2)
Because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios.

The next table describes the fees and expenses that you will pay each year
during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Annual Administrative Charge (1)	$65
Base Contract Expenses (as a percentage of daily net assets in the variable investment options)	1.20%
Optional Benefits Expenses
Personal Income Benefit charge (a percentage of your Personal Income Benefit account value) (2)	1.00%

(1)
The annual administrative charge is deducted from your account value on each contract date anniversary. The current charge is equal to the lesser of $30 or 2% of your total account value plus any amount previously withdrawn during the contract year. If the contract is surrendered or annuitized, or a death benefit is paid on any date other than a contract anniversary, we will deduct a pro rata portion of the annual administrative charge for that year. If your total account value on the last day of your contract year is $25,000 or more; or if the total account values of all contracts, owned by the same person, when added together, exceeds $100,000 there is no charge.

(2)
Deducted annually on each contract date anniversary for which the benefit is in effect. If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable) on any date other than your contract date anniversary, we will deduct a pro rata portion of the charge for that year.

In addition to the fees described above, we limit the amount you can earn on a Segment of the SIO. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Portfolios available under the contract, including their annual expenses, may be found at the back of this document. See “Appendix: Investment options available under the contract.”

Annual Portfolio Expenses	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses) *	0.54%	3.48%
Annual Portfolio Expenses after Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses) * *	0.53%	3.29%

*	“Annual Portfolio Expenses” may be based, in part, on estimated amounts of such expenses. The expenses listed are for the year ended December 31, 2025.
**
“Annual Portfolio Expenses” are based, in part, on estimated amounts of such expenses. The expenses listed are for the year ended December 31, 2025. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2027 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2027. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios.

Example

This Example is intended to help you compare the cost of investing in the variable investment options with the cost of investing in other annuity contracts that offer variable investment options. The costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

The Example assumes all account value is allocated to the variable investment options. The example does not reflect interim value adjustments. Your costs could differ from those shown below if you invest in Segments of the SIO.

The Example assumes that you invest $100,000 in the variable investment options for the time periods indicated. The Example also assumes that your investment has a 5% return each year
and assumes the most expensive combination of annual Portfolio expenses, as well as the Personal Income Benefit (at its maximum charge).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$9,418	$19,266	$29,132	$49,331	$4,914	$14,755	$24,612	$49,331

The Company

Equitable America is an Arizona stock life insurance corporation organized in 1969 with an administrative office located at 8501 IBM Drive, Suite 150-GR, Charlotte, NC 28262-4333. Equitable Financial is a New York stock life insurance corporation doing business since 1859 with its home office located at 1345 Avenue of the Americas, New York, NY 10105. We are indirect wholly owned subsidiaries of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in all 50 states (except Equitable America is not licensed in the state of New York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract, subject to our financial strength and claims-paying ability.

We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act with respect to registered non-variable insurance contracts (such as index-linked investment options and fixed investment options subject to a market value adjustment) that we issue.

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. You can also use our Equitable Client portal system to access information about your account and to complete certain requests through the Internet. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:

For contributions sent by USPS:

Equitable
EQUI-VEST
®
Unit Annuity Lock Box
P.O. Box 13463
Newark, NJ 07188-0463

For loan repayments sent by USPS:

Equitable
EQUI-VEST
®
Loan Repayments Lock Box
P.O. Box 13496
Newark, NJ 07188-0496

For checks sent through other couriers:

Equitable
EQUI-VEST Processing Office
8501 IBM Dr., Suite 150-GR
Charlotte, NC 28262-4333

For correspondence without checks:

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by USPS:

Equitable
EQUI-VEST Processing Office
PO Box 1430
Charlotte, NC 28201-1430

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent through other couriers:

Equitable
EQUI-VEST Processing Office
8501 IBM Dr., Suite 150-GR
Charlotte, NC 28262-4333

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Reports we provide:

•	confirmation notices of financial transactions such as when money is transferred into a Segment from a Segment Holding Account;

•	Written confirmation of certain non-financial transactions such as when money is not transferred from a Segment Holding Account into a Segment on a Segment Start Date because the declared cap is less than the Performance Cap Threshold, if any; or because Segment maturity occurs after the contract maturity date; a Segment matures; when you change a Performance Cap Threshold; or when you change your current maturity instructions; and

•	quarterly statements of your contract values as of the close of each calendar quarter including your Guaranteed Annual Withdrawal Amount, if applicable, as of the beginning and end of each calendar quarter.

As required, notices and statements will be sent by mail under certain circumstances. They are also available on Equitable Client portal.

Equitable Client portal and EQUI-VEST toll-free line:

Our Equitable Client portal system is designed to provide information through the Internet. You can obtain information on:

•	your current account value;

•	your current allocation percentages;

•	the number of units you have in the variable investment options; and

•	the daily unit values for the variable investment options.

•	the number of units you have in the Segment Holding Account;

•	the daily unit values for the Segment Holding Account; and

•	your Segment Interim Value.

You can also:

•	transfer into and out of the Segment Holding Account;

•	update your contribution allocations to the Segment Holding Account;

•	obtain information on your Performance Cap Threshold;

•	elect or change your Performance Cap Threshold;

•	change your Online Account Access password (through Online Account Access only).

•	obtain information on your instructions on file for allocating the Segment Maturity Value on the Segment Maturity Date; and

•	elect or change your Segment Maturity elections.

With your Equitable Client portal account you can expect:

•	Account summary . View your account values, and select accounts for additional details.

•	Messages and alerts . Stay up to date with messages on statement availability, investment options and important account information.

•	Profile changes . Now it’s even easier to keep your information current, such as your email address, street address and eDelivery preferences.

•	Manage your account . Convenient access to service options for a policy or contract, from viewing account details and documents to completing financial transactions.

•	Investments details . Intuitive charts show the breakdown of your key investments.

The Equitable Client portal is normally available seven days a week, 24 hours a day. Of course, for reasons beyond our control, these services may sometimes be unavailable.

You may also use our toll-free number (800) 628-6673 to obtain your account value or to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m. and on Friday until 5:00 p.m. Eastern Time.

Hearing or speech-impaired clients may call 711, the AT&T National Relay Number, for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m. and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you via the TDD.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine.

For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transferring your money among investment options” in this prospectus).
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Toll-free telephone service:

You may reach us toll-free by calling
(800) 841-0801
for a recording of daily unit values for the variable investment options.

We generally require that the following types of communications be on specific forms we provide for that purpose:

(1)	election of the investment simplifier;

(2)	election of the automatic deposit service;

(3)	election of the rebalancing program;

(4)	election of required minimum distribution (“RMD”) automatic withdrawal option;

(5)	election of Beneficiary continuation option;

(6)	election of the optional Semester Strategies program;

(7)	transfer/rollover of assets to another carrier;

(8)	request for a loan (where Plan permits loans);

(9)	tax withholding election;

(10)	contract surrender and withdrawal requests;

(11)	requests to make an initial allocation to the Personal Income Benefit variable investment options;

(12)	election to begin withdrawals under the Personal Income Benefit;

(13)	automatic transfer of the principal portion of loan repayments to your investment options according to your investment allocation instructions currently on file;

(14)	requests for enrollment in either our Maximum payment plan or Customized payment plan (for the Personal Income Benefit only);

(15)	death claims

(16)	transfers into or out of the Segment Holding Account;

(17)	authorization for transfers, including transfers of your Segment Maturity Value on a Segment Maturity Date, by your financial professional;

(18)	establishing and changing a Performance Cap Threshold; And

(19)	providing instructions for allocating the Segment Maturity Value on the Segment Maturity Date.

We also have specific forms that we recommend you use for the following types of requests:

(1)	beneficiary changes;

(2)	transfers among investment options;

(3)	change of ownership (when applicable);

(4)	changes to the optional Semester Strategies program;

(5)	special dollar cost averaging; and

(6)	death claims.

We anticipate requiring status documentation in the case of certain changes of ownership or address changes where the Foreign Account Tax Compliance Act (“FATCA”) withholding could be required. See “Tax Information” in this prospectus.

To change or cancel any of the following we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)	investment simplifier;

(2)	rebalancing program;

(3)	instructions on file for allocating the Segment Maturity Value on the Segment Maturity Date;

(4)	instructions to withdraw your Segment Maturity Value on the Segment Maturity Date;

(5)	systematic withdrawals;

(6)	the date annuity payments are to begin;

(7)	special dollar cost averaging; and

(8)	termination of the optional Semester Strategies program.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. Some requests may be completed online; you can use our Equitable Client portal system to contact us and to complete such requests through the Internet. In the future, we may require that certain requests be completed online.

Signatures:

For TSA and EDC contracts, forms, notices and requests should be signed by the owner and, in some cases, the Plan Administrator (or other authorized person), if the Plan requires it. For EDC contracts, we also need the annuitant’s signature.

eDelivery:

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.equitable.com. You can opt out by contacting customer service.

1.
Purchasing the Contract

How you can purchase and contribute to your contract

The employer sponsoring the Plan makes payments to us that we call “contributions.” We can refuse to accept any application or contribution from you or your employer at any time, including after you purchase the contract. We require a minimum contribution amount of $20 for each type of contract purchased. Maximum contribution limitations also apply. The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. All ages in the table refer to the age of the named annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our right to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit the number of variable investment options which you may elect or to close a variable investment option to new contributions or transfers.

See “Tax information” in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. We currently do not accept any contribution if (i) the aggregate contributions under one or more EQUI-VEST
®
series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue) or (ii) the aggregate contributions under all of our annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on criteria we determine.

The “contract date” is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The
12-month
period beginning on your contract date and each
12-month
period after that date is a “contract year.” The end of each
12-month
period is your “contract date anniversary.” For example, if your contract date is May 1, your contract date anniversary is April 30.

We reserve the right, in our sole discretion, to discontinue the acceptance of, and/or place limitations on contributions and transfers into the contract and/or certain investment options. If you activated the Personal Income Benefit feature and we exercise our right to discontinue the acceptance of, and/or place limitations on contributions and transfers into the Personal Income Benefit variable investment options, you may no longer be able to fund your Personal Income Benefit feature. This means that if you have not yet allocated amounts to the Personal Income Benefit variable investment options, you may not be able to fund the Personal Income Benefit feature at all. This also means that if you have already funded the Personal Income Benefit feature by allocating amounts to the Personal Income Benefit variable investment options, you may no longer be able to increase your Guaranteed Annual Withdrawal Amount through contributions and transfers.

Contract type	Source of contributions	Limitations on contributions
TSA
•
Employer-remitted employee salary reduction and/or various types of employer contributions.

•
Additional “catch-up” contributions.

•
Only if Plan permits, “designated Roth” contributions under Section 402A of the Code.

•
Only if Plan permits, direct plan-to-plan transfers from another 403(b) plan, or contract exchanges from another 403(b) contract under the same plan (including direct transfers from designated Roth accounts).

•
Only if Plan permits, eligible rollover distributions from other 403(b) plans, qualified plans, governmental employer 457(b) plans (including rollovers from designated Roth accounts) and traditional IRAs.

•
For 2026, maximum amount of employer and employee contributions is generally the lesser of $72,000 or 100% of compensation, with maximum salary reduction contribution of $24,500.

•
If employer’s Plan permits, an individual at least age 50 at any time during 2026 can make up to $8,000 additional salary reduction “catch-up” contributions. A higher catch-up contribution limit may apply for individuals aged 60, 61, 62 and 63. For 2026, this higher catch-up contribution limit is $11,250 instead of $8,000.

•
All salary reduction contributions (whether pre-tax or designated Roth) may not exceed the total maximum for the year.

•
After lifetime required minimum distributions must start, rollover or direct transfer contributions must be net of any required minimum distributions.

•
Different sources of contributions and earnings may be subject to withdrawal restrictions.

Contract type	Source of contributions	Limitations on contributions
EDC
•
Employer-remitted employee salary reduction and/or employer contributions.

•
For governmental employer EDC plans only, additional “catch-up” contributions.

•
For governmental employer EDC plans only and only if Plan permits, “designated Roth” contributions under Sections 457 and 402A of the Code.

•
For governmental employer EDC plans only and only if Plan permits, eligible rollover distributions from other governmental employer 457(b) plans, 403(b) plans, qualified plans and traditional IRAs.

•
Contributions subject to Plan limits. Maximum contribution for 2026 is lesser of $24,500 or 100% of includible compensation.

•
If Plan permits, an individual may make catch-up contributions for 3 years of service preceding Plan retirement age; 2026 maximum is $49,000.

•
If governmental employer 457(b) plan permits, an individual at least age 50 at any time during 2026 can make up to $8,000 additional salary reduction “catch-up” contributions. A higher catch-up contribution limit may apply for individuals aged 60, 61, 62 and 63. For 2026, this higher catch-up contribution limit is $11,250 instead of $8,000. This must be coordinated with the “catch- up” contributions for 3 years of service preceding Plan retirement age.

See “Tax information” in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract, see “Dates and prices at which contract events occur” in “More information” in this prospectus. Please review your contract for information on contribution limitations.

Contract availability

•	The TSA contract is available for establishing new units and issuing contracts to new participants in existing units for TSA plans sponsored by public schools.

•	The TSA contract is no longer available for establishing new units for 501(c)(3)
tax-exempt
employer organizations. We will issue a contract to new participants under existing units, and continue to accept contributions for existing contracts.

•	The TSA contract is no longer available for establishing new units for Texas ORP plans or for new participants in existing plans.

•	The EDC contract is no longer available for establishing new units for governmental employer plans unless the unit is paired with a unit for a public school TSA plan. We will issue a contract to new participants under existing units, and continue to accept contributions for existing contracts in the units.

•	The EDC contract is available for establishing new units and issuing contracts to new participants in existing units for plans of tax-exempt
employers limiting participation to a select group of management and highly compensated employees.

Owner and annuitant requirements

For TSA contracts, the employee must be the owner and the annuitant. For governmental employer EDC contracts, the employer or a trust must be the owner and the employee must be the annuitant. For tax-exempt
employer EDC contracts, the employer must be the owner and the employee must be the annuitant. For both TSA and EDC contracts, the minimum issue age for the annuitant is 18. The maximum issue age is 79.

The “annuitant” is the person who is the measuring life for determining contract benefits.

How you can make your contributions

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars and made payable to “Equitable” (for subsequent contributions please write your contract number on the check). We do not accept third-party checks endorsed to us except for rollover contributions, contract exchanges or trustee checks that involve no refund. Also, we do not accept starter checks or travelers’ checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For certain employer-remitted salary reduction contracts, it is possible that we may receive your initial contribution prior to Equitable Advisors, LLC (Equitable Financial Advisors in Michigan and Tennessee), (“Equitable Advisors”) receiving your application. In this case, we will hold the contribution, whether received via check or wire, in a non-interest bearing “Special Bank Account for the Exclusive Benefit of Customers.” If Equitable Advisors does not receive your application within 20 business days, we will return your contribution to your employer or its designee.

If Equitable Advisors receives your application within this timeframe, Equitable Advisors will direct us to continue to hold your contribution in the special bank account noted immediately above while Equitable Advisors ensures that your application is complete and suitability standards are met. Equitable Advisors will either complete this process or instruct us to return your contribution to your employer or its designee within the applicable Financial Industry Regulatory Authority (“FINRA”) time requirements. Upon timely and successful completion of this review, Equitable Advisors will instruct us to transfer your contribution into our non-interest
bearing suspense account and transmit your application to us, so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to your employer or its designee, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If additional contributions are permitted under the Plan or contract, you may generally make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see “Dates and prices at which contract events occur” in “More information” in this Prospectus.

What are your investment options under the contract?

Your investment options, subject to any employer Plan limitations, are the variable investment options, Segments available under the SIO, the guaranteed interest option, and the account for special dollar cost averaging available under the investment method you select. See “Selecting your investment method” in this prospectus. We may, at any time, exercise our right to close a variable investment option to new contributions or transfers.

If you are between the ages of 45 and 85 and are not a participant in a tax-exempt employer 457(b) plan, you have the option of allocating amounts to the Personal Income Benefit variable investment options. Allocations may be made by salary deferral contributions (pre-tax and Roth), employer contributions, and lump sum transfers and rollover contributions from another provider. Your allocation to the Personal Income Benefit variable investment options may also be a transfer from your Non-Personal Income Benefit investment options. Your initial allocation to the Personal Income Benefit variable investment options must total at least $1,000.

The amounts that you allocate to the Personal Income Benefit variable investment options may represent all or just a portion of your contribution or transfer. In other words, you do not have to allocate the full amount of any contribution or transfer to the Personal Income Benefit variable investment options. Through your allocation instructions to us, you can select from among the Personal Income Benefit variable investment options and the Non-Personal Income Benefit investment options available to you. Also, if you allocate amounts to the Personal Income Benefit variable investment options, you may later decide to change your allocation instructions in order to increase, decrease or stop future allocations to these investment options. Once you begin receiving your Guaranteed Annual Withdrawal Amount payments, you will no longer be able to make contributions or transfers to the Personal Income Benefit variable investment options. Also, we reserve the right to limit or terminate contributions and transfers to the Personal Income Benefit variable investment options.

By allocating at least $1,000 of your total contribution or transfer amount to the Personal Income Benefit variable investment options, you are activating the Personal
Income Benefit feature. This is the only way in which you can activate this benefit.
No other action is required of you. If you do not wish to activate the Personal Income Benefit feature, you should not allocate any amount to the Personal Income Benefit variable investment options. All amounts allocated to the Personal Income Benefit variable investment options are subject to the terms and conditions of the Personal Income Benefit feature. Also, please note that a separate charge for the Personal Income Benefit feature will be incurred as of the date you allocate amounts to the Personal Income Benefit variable investment options.

Once you allocate amounts to the Personal Income Benefit variable investment options, such amounts may be transferred among the Personal Income Benefit variable investment options, but generally may not be transferred to the Non-Personal Income Benefit investment options. The Personal Income Benefit feature is discussed in detail later in this section under “Personal Income Benefit.”

All Portfolios shown in the Appendix “Investment options available under the contract” are available as variable investment options. The Appendix also identifies which Portfolios are also available as Personal Income Benefit variable investment options. It is important to note that the Personal Income Benefit variable investment options are also available as Non-Personal Income Benefit variable investment options. The Personal Income Benefit variable investment options invest in the same portfolios as the corresponding variable investment options.

Variable Investment Options

Contract value allocated to one of the variable investment options will vary based on the investment performance of the underlying Portfolio in which the variable investment option invests. There is a risk of loss of the entire amount invested. Because the variable investment option is not a Segment, it is not subject to any Segment Buffer. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges, expenses, and adjustments, may result in negative yields, including for the EQ/Money Market variable investment option.

We may, at any time, exercise our rights to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options you may elect or to close a variable investment option to new contributions or transfers.

You can choose from among the variable investment options, Segments available under the SIO, the guaranteed interest option and the account for special dollar cost averaging, subject to certain restrictions.

Portfolios of the Trusts

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”) is an affiliate of the Company and serves as the investment adviser of the EQ Advisors Trust (the “affiliated Trust”). For some affiliated Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the affiliated Trust and is responsible for retaining or discontinuing the services of those sub-advisers, if any.

Information regarding each of the currently available Portfolios, their investment adviser(s) and/or sub-adviser(s), their current expenses, and their current performance is available in an appendix to the prospectus. See the Appendix “Investment options available under the contract.”

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should consider the investment objectives, risks, and charges and expenses of the portfolios carefully before investing. In order to obtain copies of the portfolios’ prospectuses, you may call one of our customer service representatives at (877) 522-5035, or visit www.equitable.com/ICSR#EQH146658.

You should be aware that Equitable Advisors and Equitable Distributors, LLC (“Equitable Distributors”) (together, the “Distributors”) directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The affiliated Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives advisory fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administration fees in connection with the services they provide to the Portfolios. As such, it is generally more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

The Company or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios’ average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers’ respective Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment advisory fees and administration expenses, will reduce the underlying Portfolios’ investment returns. The Company and/or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their total account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”) and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the Appendix “Investment options available under the contract“ by a “†”.

You should be aware that having the Personal Income Benefit and/or certain other guaranteed benefits, limits your ability to invest in some of the variable investment options that would otherwise be available to you under the contract. See “Allocating your contributions” later in this section for more information about the investment restrictions under your contract.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy), and investment option restrictions in connection with any guaranteed benefit that include these Portfolios are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy).
This may effectively suppress the value of guaranteed benefit(s) that are eligible for periodic Ratchet Base resets because your Ratchet Base is available for resets only when your Personal Income Benefit account value is higher.
Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy. Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. See also Appendix “Investment options available under the contract” for more information.

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques (including Fund of Fund Portfolios that invest in other Portfolios that utilize volatility management techniques) that differ from the EQ volatility management strategy. Such techniques could also impact your Total account value and guaranteed benefit(s), if any, in the same manner described above.
Please see the Portfolio prospectuses for more information in general, as well as more information about the Portfolio’s objective, strategies, and volatility management techniques. See also Appendix “Investment options available under the contract” for more information.

Asset Transfer Program.
 Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)
By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)
By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Fixed Investment Options

Information regarding each currently offered fixed investment option, including its name, its term and its minimum guaranteed interest rate is available in an appendix to the prospectus. See Appendix “Investment options available under the contract”.

Guaranteed interest option

The guaranteed interest option is a fixed option that is part of our general account and pays interest at guaranteed rates. We discuss our general account in “More information” in this prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. The minimum rate may vary depending on when your contract is issued but it will be shown on the data page for your contract and will never be less than 1.0%. We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.

We reserve the right to limit contributions to the guaranteed interest option. See “Allocating your contributions” later in this section for more information.

There is no market value adjustment deduction in connection with any transfer of account value out of a guaranteed interest option due to changes in interest rates. A withdrawal from the contract itself, however, may result in a withdrawal charge. For more information, see “Withdrawal charge” under “Charges, expenses, and adjustments” in this prospectus.

Account for special dollar cost averaging

The account for special dollar cost averaging is part of our general account. We may pay interest at enhanced guaranteed rates in this account for specified time periods. However, we are under no obligation to offer enhanced guaranteed rates at any point in time. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to the procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. The guaranteed rate in effect on the contract date for each of the time periods available will be shown in your contract. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See “Allocating your contributions” below for rules and restrictions that apply to the special dollar cost averaging program.

Selecting your investment method for variable investment options

You must choose one of the following two methods for selecting your variable investment options:

•
Maximum investment options choice.
Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart which can be found in the Appendix “Investment options available under the contract.” You can make transfers subject to our rules. Also, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

•
Maximum transfer flexibility.
Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart which can be found in the Appendix “Investment options available under the contract.” You can make transfers subject to our rules.

Please see option A and B in the investment options chart in the Appendix “Investment options available under the contract” in this prospectus.

You may prefer the “Maximum investment options choice” method if investing in more conservative variable investment options is important to you. On the other hand, you may prefer the “Maximum transfer flexibility” method if you are less interested in investing in conservative variable investment options and want to be able to freely transfer amounts out of the guaranteed interest option. Please consult with your financial professional to determine which investment method is appropriate for you.

These investment methods do not apply to the Personal Income Benefit variable investment options. Regardless of whether you allocate amounts to the Personal Income Benefit variable investment options, you may select either investment method for your Non-Personal Income Benefit account value allocations. For more information on your ability to make transfers, see “Transferring your account value” under “Transferring your money among investment options” in this prospectus.
Temporary removal of transfer restrictions that apply to the investment methods.

From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. For example, if you elect the “Maximum investment options choice” method, for a limited time there will be no restrictions on the amount you could transfer out of the guaranteed interest option listed in group “A.” If you elect the “Maximum transfer flexibility” method, for a limited time you will be able to use the fixed income variable investment options listed in group “B”.

We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if you elect the “Maximum investment options choice” method, limits on transfers out of the guaranteed interest option will again apply. If you elect the “Maximum transfer flexibility” method, you will no longer be permitted to allocate new contributions to, or transfer amounts into, the variable investment options in group B (including through our rebalancing program). However, amounts that are in any investment options that are not available under “Maximum transfer flexibility” can remain in these options.

Please see options A and B in the investment options chart in the Appendix: “Investment options available under the contract” in this prospectus.

The Target Date Allocation investment options (which invest in the corresponding Target Date Allocation portfolios) are expected to invest more heavily in fixed income securities as they approach their respective target dates, and thereafter. As each Target Date Allocation investment option reaches its respective target date, we reserve the right to make it a group “B” investment option. Please note that if you select the “Maximum transfer flexibility” method, and you allocate any contributions or account value to any of the Target Date Allocation investment options, you will be deemed to have changed to the “Maximum investment option choice” method. This change to your investment method will occur when you change your allocation instruction to include a Target Date Allocation investment option or when you make a transfer to a Target Date Allocation investment option that has been reassigned. We will notify you of this change in writing. Please note that if this occurs, the number of variable investment options available to you will increase. In other words, the “B” investment options will be available to you. However, your ability to transfer out of the guaranteed interest option will be limited.

If you select the “Maximum transfer flexibility” method but have not included any of the Target Date Allocation investment options among your allocations, you will not be changed to the alternate method but those options will no longer be available to you.

You may choose from any of the investment options available under your investment method. In all cases, if any of the options listed in B in the chart in the Appendix: “Investment options available under the contract” are selected, you will be subject to the restrictions on transfers out of the guaranteed interest option that apply under the “Maximum investment options choice” investment method.

Structured Investment Option

The SIO provides you with the opportunity to earn interest that we will credit based, in part, on the performance of external indices from the Segment Start Date to the Segment Maturity Date. Please be aware that the possibility of a negative return could result in a significant loss of principal and previously credited interest.

The Structured Investment Option consists of Segment Types which provide a rate of return tied to the performance of an Index. We will credit positive or negative interest to amounts allocated to a Segment of the SIO on the Segment Maturity Date based, in part, on the performance of the applicable Index. An investment in a Segment of the SIO is not an investment in the Index or in any index fund. You could lose a significant amount of money if the external index declines in value.

Each month, you have the opportunity to invest in a Segment, subject to the requirements, limitations and procedures disclosed in this section. Investments in Segments are not investments in the Index or in any index fund. The Structured Investment Option is not available in all states. Please contact the customer service group referenced in the Prospectus or your financial professional for information on state availability. Also, see “Appendix: State contract availability and/or variations of certain features and benefits” for more information.

Segment Type

Information regarding the features of each of the currently available Segment Types, including the Index name and type, the Segment Duration, the current Segment Buffer, and the minimum Performance Cap Rate for the life of the Segment Type, is available in an appendix to the prospectus. See Appendix “Investment options available under the contract.”

We currently offer seven Segment Types. We intend to offer a Segment each month, on the Segment Start Date. We are not obligated to offer any one particular Segment Type. Also, we are not obligated to offer any Segment Type. A Segment Type refers to Segments that have the same Index, Segment Duration, and Segment Buffer. A Segment Type has a corresponding Segment Holding Account. Please refer to the “Definitions of key terms” section earlier in this Prospectus for a discussion of these terms. Not all Segment Durations are available in all states. Please see “Appendix: State contract availability and/or variations of certain features and benefits” for more information.

The following Segment Types are currently available:

Index	Segment Duration	Segment Buffer
S&P 500 Price Return Index	1 year	-10%
S&P 500 Price Return Index	3 year	-20%
S&P 500 Price Return Index	5 year	-20%
Russell 2000 ® Price Return Index	1 year	-10%
Russell 2000 ® Price Return Index	3 year	-20%
Russell 2000 ® Price Return Index	5 year	-20%
MSCI EAFE Price Return Index	1 year	-10%
At maturity, the highest level of protection is the -20% Segment Buffer and the lowest level of protection is the -10% Segment Buffer.

We may change the Indices and/or Segment Options in the future but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested.

The Indices are described in more detail below, under the heading “Indices.”

Each Segment has a Performance Cap Rate that we set on the Segment Start Date. See “Performance Cap Rate” below.

For example, a Segment could be S&P 500 Price Return Index/ 1 year/-10%/September 2026 with a 20% Performance Cap Rate declared on the Segment Start Date. This means that you will participate in the performance of the S&P 500 Price Return Index for one year starting from the September 2026 Segment Start Date. If the Index performs positively during this period, your rate of return at maturity could be as much as 20% for that Segment Duration. If the Index performs negatively during this period, at maturity you will be protected from the first 10% of the Index’s decline. If the Index performance is between -10% and 0%, your Segment Return Amount at maturity will equal your Segment Investment.

Both the Performance Cap Rate and the Segment Buffer are rates of return from the Segment Start Date to the Segment Maturity Date.
The performance of the Index, the Performance Cap Rate and the Segment Buffer are all measured from the Segment Start Date to the Segment Maturity Date, and the Performance Cap Rate and Segment Buffer apply if you hold the Segment until the Segment Maturity Date. If you surrender or cancel your EQUI-VEST
®
contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate. Please see “Your account value in the Structured Investment Option” later in this section. A partial withdrawal from a Segment does not affect the Performance Cap Rate and Segment Buffer that apply to any remaining amounts that are held in the Segment through the Segment Maturity Date. Please see “Performance Cap Rate limiting factor” in ”Contract Adjustment — Segment Interim Value” in the Statement of Additional Information for table(s) showing which contracts will no longer use a Performance Cap Rate limiting factor.

We reserve the right to offer any or all Segments more or less frequently or to stop offering any of them (except we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss) or to suspend offering any or all of them temporarily for some or all contracts. Please see “Suspension, termination and changes to the Segment Type and Index” later in this section. We may also add different Segment Types in the future.

You may not have more than 12 active Segments in addition to the Segment Holding Account.

Segment Buffer

The SIO provides some protection against negative returns on the Segment Maturity Date through the use of a Segment Buffer. The extent of the downside protection provided by the Segment Buffer varies by Segment, ranging from the first 10% to 20% of loss.
There is a risk of a substantial loss of your principal and previously credited interest because you agree to absorb all losses to the extent they exceed the applicable Segment Buffer on the Segment Maturity Date.
For example, if the Index return is -25% and the Segment Buffer is -10%, we will credit -15% (the amount that exceeds the Segment Buffer) on the Segment Maturity Date, meaning your Segment Investment will decrease by 15%.

The Segment Buffer for each Segment will not change throughout the Segment Duration. See Appendix: “Investment Options available under the contract” for the current Segment Buffer for each Segment Type.
We may change the Indices and/or Segment
Options in the future but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss.
 In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested.

The Segment Buffer is set at our sole discretion. In determining the current Segment Buffer for a Segment Type, we consider, among other factors, the Segment Rate of Return calculation method, the cost of hedging instruments, the range of Performance Cap Rates that may be offered with the Segment Buffer, protection levels offered by our competitors, and the current market environment. Before selecting a Segment for investment, you should consider whether the Segment Buffer is consistent with your risk tolerance and investment goals for the Segment Duration (which may be 1 or 3 years) of the Segment Type.

On a Segment Maturity Date, the highest level of protection provided by a Segment Buffer is the -30% Segment Buffer and lowest level of protection provided by a Segment Buffer is the -10% Segment Buffer.

Indices

Each Segment Type references an Index that determines the performance of its associated Segments. We currently offer Segment Types based on the performance of the S&P 500 Price Return Index, the Russell 2000
®
Price Return Index and the MSCI EAFE Price Return Index. Throughout this Prospectus, we refer to these indices using the term “Index” or, collectively, “Indices.”

Please note that each Index is a price return index, which means that changes in the value of the Index are determined solely by changes in the price of each security included in the Index. By contrast, a total return index also includes the value of all dividends, interest, rights offerings or other distributions associated with each security included in the index. This will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index. For example, the value of the S&P 500 Price Return Index incorporates dividends and other distributions by assuming that they are reinvested in the entire index.

S&P 500 Price Return Index.
The S&P 500 Price Return Index was established by Standard & Poor’s. The S&P 500 Price Return Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index does not include dividends declared by any of the companies included in this Index, which will reduce Index performance. Additional information about the Index may be found in Appendix: Index Publishers. If you would like to request additional information about the Index, contact the customer service group or your financial professional.

Russell 2000
®
Price Return Index.
The Russell 2000
®
Price Return Index was established by Russell Investments. The Russell 2000
®
Price Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000
®
Price Return Index is a subset of the Russell 3000
®
Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The Russell 2000
®
Price Return Index does not include dividends declared by any of the companies included in this Index, which will reduce Index performance.
 Additional information about the Index may be found in Appendix: Index Publishers. If you would like to request additional information about the Index, contact the customer service group or your financial professional.

MSCI EAFE Price Return Index.
The MSCI EAFE Price Return Index was established by MSCI. The MSCI EAFE Price Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. As of the date of this Prospectus the MSCI EAFE Price Return Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Price Return Index does not include dividends declared by any of the companies included in this Index, which will reduce Index performance. Additional information about the Index may be found in Appendix: Index Publishers. If you would like to request additional information about the Index, contact the customer service group or your financial professional.

Index Performance Examples

The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Segment of the SIO. Your performance under the contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Segments of the SIO, and does not reflect contract fees and charges, including withdrawal charges and negative Segment Interim Value adjustments, which reduce performance.

*
The Index is a “price return” index, not a “total return” index, and therefore the performance of the Index does not reflect dividends declared by any of the companies included in the Index, reducing the Index return. As a result, the Index will underperform a direct investment in the securities composing the Index.

Segment Holding Account

Any contribution or transfer designated for a Segment Type will be allocated to the Segment Holding Account until the Segment Start Date. The Segment Holding Account is part of the EQ/Money Market variable investment option. Please see “Separate Account Annual Expenses” later in this prospectus for more information regarding non-guaranteed charge waivers in the Segment Holding Account. You must transfer or contribute to the Segment Holding Account for the corresponding Segment Type if you want to invest in a Segment; you cannot transfer or contribute directly to a Segment.

You can transfer amounts from the Segment Holding Account into any of the investment options, or another Segment Holding Account at any time up to the close of business on the last business day before the Segment Start Date.

Please see “How to reach us” for more information regarding contacting us and communicating your instructions. We also have specific forms that we recommend you use for electing the Structured Investment Option and any Structured Investment Option transactions.

Segment Start Date

Each Segment will have a Segment Start Date, which is generally the second Segment Business Day occurring after the 13th of the month. However, the Segment Start Date may sometimes be a later date under certain circumstances. Please see “Setting the Segment Maturity Date and Segment Start Date” below.

Segment Rate of Return

If the Index Performance Rate is positive, then the Segment Rate of Return is a rate equal to the Index Performance Rate, but not more than the Performance Cap Rate. If the Index
Performance Rate is negative, but declines by a percentage less than or equal to the Segment Buffer, then the Segment Rate of Return is 0%. If the Index Performance Rate is negative, and declines by more than the Segment Buffer, then the Segment Rate of Return is negative, but will not reflect the first -10% or -20% of downside performance, depending on the Segment Buffer applicable to that Segment.

Performance Cap Rate

The Performance Cap Rate is the maximum Segment Rate of Return that each Segment will be credited with on the Segment Maturity Date. We will declare a Performance Cap Rate for each Segment on the Segment Start Date. Information about current Performance Cap Rates is incorporated in this prospectus by reference from www.equitable.com/equivestsio.

The Performance Cap Rate is set at our sole discretion. In determining the current Performance Cap Rate for a Segment Type, we consider, among other factors, [the Segment Rate of Return calculation method, the cost of hedging instruments, the Segment Buffer for the Segment Type, crediting rates offered by our competitors, and the current market environment]. In general, the Performance Cap Rates will be lower for Segment Types that offer greater protection from negative returns or additional enhancements to positive returns. Before selecting a Segment for investment, you should consider whether the current Performance Cap Rate is acceptable to you in return for the protection from negative returns or enhancements to positive returns that may be applied at the end of the Segment Duration (which may be 1, 3 or 5 years) for that Segment Type.

Because we declare the Performance Cap Rate for a Segment on its Segment Start Date, you will not know the Performance Cap Rate for a new Segment until your account value has been transferred from the corresponding Segment

Holding Account into the Segment. You may not transfer out of a Segment before the Segment Maturity Date. For this reason, we permit you to specify a Performance Cap Threshold, which we describe below under “Segment Participation Requirements.” For more information regarding transfer restrictions, please see “Transfers” later on in this prospectus.

The Performance Cap Rate may limit your participation in any increase in the underlying Index associated with a Segment. For example, if the Index return is 12% and the Performance Cap Rate is 4%, we will credit 4% in interest on the Segment Maturity Date, meaning your account value will increase by 4%. Our minimum Performance Cap Rates for 1, 3, and 5-year Segments are 4%, 12%, and 20%, respectively. See Appendix: “State contract availability and/or variations of certain features and benefits” for more information on state variations. For more information about the Segment suspension, see “Suspension, Termination and Changes to Segment Types and Indices” later in this section. We guarantee that for the life of your contact we will not open a Segment with a Performance Cap Rate below the applicable minimum Performance Cap Rate. In some cases, we may decide not to declare a Performance Cap Rate for a Segment, in which case there is no maximum Segment Rate of Return for that Segment.

Please note that the Performance Cap Rate and Segment Rate of Return are rates of return from the Segment Start Date to the Segment Maturity Date. The Performance Cap Rate is set at our sole discretion.

Segment Participation Requirements

All amounts in the Segment Holding Account as of the close of business on the business day preceding the Segment Start Date, plus any earnings on those amounts, will be transferred into the Segment on the Segment Start Date, provided that all participation requirements are met.

Amounts transferred into the Segment Holding Account on a Segment Start Date will not be included in any new Segment created that day. These amounts will remain in the Segment Holding Account until they are transferred out or the next Segment Start Date on which the participation requirements are met for the amounts to be transferred into a new Segment.

If you change your Performance Cap Threshold on a Segment Start Date, that Performance Cap Threshold will not affect the participation requirements for any Segment created that day. For example, if you have a Performance Cap Threshold on file of 6.0%, but change it to 9.0% on a Segment Start Date, any amounts in the Segment Holding Account will be transferred into a new Segment of the Segment Type that we create that day with a Participation Cap Rate equal to or higher than 6.00%, if the other participation requirements are met. For example, a Performance Cap Rate of 7.0% would meet your Performance Cap Threshold on that Segment Start Date.
The following participation requirements must be met on a Segment Start Date in order for any amount designated for a Segment Type to be transferred from a Segment Holding Account into the designated new Segment: (1) minimum sweep amount is met; (2) Segment is available; (3) Segment Maturity Date Requirement is met; and (4) Performance Cap Threshold is met. If these requirements are met, your account value in the Segment Holding Account will be transferred into a new Segment. This amount is your initial Segment Investment.

(1) Minimum sweep amount is met.
For Segments with a duration of greater than 1 year, the minimum amount that must be in the Segment Holding Account before it will be transferred into a new Segment is $1,000.

The minimum amount that must be in the Segment Holding Account for a 1-year Segment before it will be transferred into a new 1-year Segment is $5.00 in most states. Please contact the customer service group referenced in the Prospectus or your financial professional for information on state availability. Also see Appendix: “State contract availability and/or variations of certain features and benefits” for more information on state variations to the minimum amount that must be accumulated in the Segment Holding Account before it will be swept into a 1-year Segment.

(2) Segment is available.
We may suspend or terminate any Segment Type, at our sole discretion, at any time. If we terminate a Segment Type, no new Segments of that Segment Type will be created, and the amount that would have been transferred to the Segment will be transferred to the EQ/Money Market variable investment option instead. If we suspend a Segment Type, no new Segments of that Segment Type will be created until the suspension ends, and the amount that would have been transferred to the Segment will remain in the Segment Holding Account.

(3) Segment Maturity Date
Requirement is met.
The Segment Maturity Date must occur on or before the contract maturity date. If the Segment Maturity Date is after the EQUI-VEST
®
contract maturity date, your account value in the Segment Holding Account will be transferred to the EQ/Money Market variable investment option.

(4) Performance Cap Threshold is met.
When you allocate a contribution or transfer to a Segment Type, you may specify a Performance Cap Threshold in a whole percentage rate of 6%, 7%, 8% or 9%. Your value in the Segment Holding Account will not be transferred into the corresponding Segment unless the Performance Cap Rate we declare on the Segment Start Date is equal to or higher than your Performance Cap Threshold, and the other participation requirements are met.

For example, you may specify a Performance Cap Threshold of 8.0%. If we set a Performance Cap Rate of 8.0% or higher for the next available Segment of that Segment Type, then we will transfer the applicable account value to the new Segment, provided all other requirements and conditions are met. However, if we set the Performance Cap Rate at 7.9% for that Segment, the applicable account value would not be transferred to the new Segment and your account value will remain in the Segment Holding Account, until the next available Segment for which your threshold is met.

If you specify a Performance Cap Threshold, it will remain in effect until you change it.

If you do not specify a Performance Cap Threshold, then we will transfer your account value from the Segment Holding Account into a Segment, regardless of how low the Performance Cap Rate may be if the other participation requirements are met.

Once your account value has been swept from a Segment Holding Account into a Segment, transfers into or out of that Segment before its Segment Maturity Date are not permitted.

We permit you, but do not require you, to specify a Performance Cap Threshold so that you have additional flexibility in managing your contract. We do not require that you select a Performance Cap Threshold because you may wish to invest in a Segment regardless of the particular Performance Cap Rate. If you do not specify a threshold, you risk the possibility that the Performance Cap Rate established will have a lower cap on returns than you would otherwise find acceptable. You may wish to discuss with your financial professional whether to specify a Performance Cap Threshold and, if so, at what percentage.

You will receive confirmation of any Performance Cap Threshold you set that indicates the date on which the Performance Cap Threshold expires. You can also monitor your Performance Cap Thresholds, including their expiry dates, using Equitable Client portal.

Segment Maturity Date

Your Segment Maturity Date is generally the first Segment Business Day occurring after the 13th day of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends. However, the Segment Maturity Date in a particular month may be a later date under certain circumstances. Please see “Setting the Segment Maturity Date and Segment Start Date” below.

You may tell us how to allocate the Segment Maturity Value among the investment options. You may tell us either to follow your allocation instructions on file for new contributions, to withdraw all or a portion of your Segment Maturity Value, or to transfer your Segment Maturity Value to the next available Segment, provided the participation requirements are met.

As stated above, you may elect to have maturing Segments invested according to your allocations on file. You may also elect to transfer all or a portion of your Segment Maturity Value to the next available Segment. The designated portion of your Segment Maturity Value will be transferred to the
Segment Holding Account, as of the close of business on the Segment Maturity Date. Assuming that all participation requirements are met, the designated amounts will be treated like any other amounts in a Segment Holding Account. On the next Segment Start Date, the designated amounts in the Segment Holding Account will be transferred into the Segment. Typically, this means the designated amounts would be held in a Segment Holding Account for one business day.

If you have not provided us with maturity instructions, the Segment Maturity Value will be transferred to the Segment Holding Account. Your Segment Maturity Value would then be transferred from that Segment Holding Account into the next Segment on the Segment Start Date. If the next Segment to be created would not meet the Segment Maturity Date Requirement or the Segment Type has been terminated, we will instead transfer your Segment Maturity Value to the EQ/Money Market variable investment option. Alternatively, if you designate a Performance Cap Threshold that is not met on the next Segment Start Date or if the Segment Type has been suspended, your Segment Maturity Value will remain in the Segment Holding Account. If you are impacted by these delays, you may transfer your Segment Maturity Value out of the Segment Holding Account into any other investment options available under your EQUI-VEST
®
contract at any time before the next month’s Segment Start Date.

Segment Maturity Value

On the Segment Maturity Date, we calculate your Segment Maturity Value using your Segment Investment and the Segment Rate of Return. The Segment Rate of Return is equal to the Index Performance Rate (the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date), subject to the Performance Cap Rate and Segment Buffer, as follows:

If the Index Performance Rate:	Your Segment Rate of Return will be:
goes up by more than the Performance Cap Rate	positive, equal to the Performance Cap Rate
goes up by less than the Performance Cap Rate	positive, equal to the Index Performance Rate
stays flat or goes down by a percentage equal to or less than the Segment Buffer	equal to 0%
goes down by a percentage greater than the Segment Buffer	negative, to the extent of the percentage exceeding the Segment Buffer

Your Segment Maturity Value is calculated as follows:

We multiply your Segment Investment by your Segment Rate of Return to get your Segment Return Amount. Your Segment Maturity Value is equal to your Segment Investment plus your Segment Return Amount. Your Segment Return Amount may be negative, in which case your Segment Maturity Value will be less than your Segment Investment. All of these values are based on the value of the relevant Index on the Segment Start Date and the Segment Maturity Date. Any fluctuations in the value of the Index between those dates is ignored in calculating the Segment Maturity Value. See the “Appendix: Segment Maturity Value Calculation Examples” for more information.

Setting the Segment Maturity Date and Segment Start Date

There will be a Segment Maturity Date and Segment Start Date each month. The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always be scheduled to occur on the first two consecutive business days that are also Segment Business Days occurring after the 13th of a month.

Please see Appendix: “Segment Maturity Date and Segment Start Date examples” later in this prospectus for a demonstration of the effects weekends and scheduled holidays can have on the Segment Maturity Date and the Segment Start Date.

Effect of an emergency close.
It is possible that an exchange could experience an emergency close on a Segment Business Date, thereby affecting the Index’s ability to publish a price and our ability to mature or start a Segment based on the Index. If the New York Stock Exchange (“NYSE”), experiences an emergency close and cannot publish any prices, we will delay the maturity or start of all Segments.

An emergency closure of the NYSE can have a different effect if it occurs on a Segment Maturity Date rather than a Segment Start Date.

•	If an emergency closure of the NYSE occurs on a scheduled Segment Maturity Date, then the Segment Maturity Date for that Segment will be delayed until the next Segment Business Day. The next Segment Business Day would be the Segment Start Date. If the emergency closure only lasted that one day, the Segment Start Date and the Segment Maturity Date for the affected Segment would occur on the same day.

—
For example, assume Monday the 14th is the scheduled Segment Maturity Date in a given month. If the NYSE does not open due to an emergency condition, there would be no reference price that day for the Index. A Segment that was scheduled to mature on the 14th of that month could not mature, because we would not have a price with which to calculate the Segment Maturity Value. This would mean if the NYSE opens on Tuesday the 15th the Segment Maturity Date would be Tuesday the 15th. However, the Segment Start Date for a new Segment created that month would be Tuesday the 15th.

•	If an emergency closure occurs on a scheduled Segment Start Date, then we would not create a Segment that utilizes the Index. Consequently, Segment Maturity Values designated for the Segment Type that utilizes the
Index would not be allocated to a Segment that month and would remain in the Segment Holding Account.

—
For example, assume that the NYSE did not open on the 14th or the 15th. A Segment that utilizes the Index would be matured at the next available price after the 15th and, consequently, could not participate in a Segment established for that month. The resulting Segment Maturity Values would remain in the Segment Holding Account until the following month or until you provided further instruction.

If the conditions that cause an emergency close persist, we will use reasonable efforts to calculate the Segment Maturity Value of an affected Segment. If the Index cannot be priced within eight days, we will contact a calculating agency, normally a bank we have a contractual relationship with, which will determine a price to reflect a reasonable estimate of the Index level.

Suspension, Termination and Changes to the Segment Type and Index

We may decide at any time until the close of business on each Segment Start Date whether to offer the Segment Type described in this Prospectus on a Segment Start Date for a particular Segment. We may suspend the Segment Type for a month or a period of several months, or we may terminate the Segment Type entirely.

If the Segment Type is suspended, your account value will remain in the Segment Holding Account until a Segment of the Segment Type is offered or you transfer out of the Segment Holding Account.

If the Segment Type is terminated, your account value in the Segment Holding Account will be defaulted into the EQ/Money Market variable investment option on the date that would have been the Segment Start Date.

We have the right to substitute an alternative index prior to the Segment Maturity Date if the publication of the Index is discontinued or at our sole discretion we determine that our use of such Index should be discontinued or if the calculation of the Index is substantially changed. In addition, we reserve the right to use any or all reasonable methods to end any outstanding Segments that use the Index. We also have the right to add additional indices at any time. We would provide notice about the use of additional or alternative indices, as soon as practicable, in a supplement to this Prospectus. If an alternative index is used, its performance could impact the Index Performance Rate, Segment Rate of Return, Segment Maturity Value and Segment Interim Value. An alternative index would not change the Segment Buffer or Performance Cap Rate for an existing Segment. If a similar index cannot be found, we will end the affected Segments prematurely by applying the Performance Cap Rate and Segment Buffer that were established on the applicable Segment Start Date to the actual gains or losses on the original Index as of the date of termination. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index.

For example, if the S&P 500 Price Return Index was not available, we might use the NASDAQ or the Russell 2000
®
Price Return Index.

We reserve the right to offer any or all Segments more or less frequently or to stop offering any of them (except we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss) or to suspend offering any or all of them temporarily for some or all contracts. If we stop offering or suspend the Segment Type, each existing Segment of the Segment Type will remain invested until its respective Segment Maturity Date.

Your account value in the Structured Investment Option

Your value in each Segment on the Segment Maturity Date is calculated as described under “Segment Rate of Return” earlier in this Prospectus.

In setting the Performance Cap Rate that we use in calculating the Segment Maturity Value, we assume that you are going to hold a Segment until the Segment Maturity Date. However, you have the right to access amounts in the Segments before the Segment Maturity Date under certain circumstances. Therefore, we calculate a Segment Interim Value on each business day, which is also a Segment Business Day, between the Segment Start Date and the Segment Maturity Date. The method we use to calculate the Segment Interim Value is different than the method we use to calculate the value of the Segment on the Segment Maturity Date. Prior to the Segment Maturity Date, we use the Segment Interim Value to calculate (1) your account value; (2) the amount your beneficiary would receive as a death benefit; (3) the amount you would receive if you make a withdrawal or a loan from a Segment; (4) the amount you would receive if you surrender your EQUI-VEST
®
contract; or (5) the amount you would receive if you cancel your EQUI-VEST
®
contract; and return it to us for a refund within your state’s “free look” period (unless your state requires that we refund the full amount of your contribution upon cancellation).

The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. “Contract Adjustment — Segment Interim Value” in the Statement of Additional Information sets forth in detail the specific calculation formula as well as numerous hypothetical examples. The formula is calculated by adding the fair value of three components. These components provide us with a market value estimate of the risk of loss and the possibility of gain at the end of a Segment. As detailed in, the “Contract Adjustment — Segment Interim Value” section in the Statement of Additional Information, these components are used to calculate the Segment Interim Value. The three components are:

(1)
Fair value of fixed instruments is calculated as the present value of the Segment Investment (using a risk-free swap interest rate for the remaining duration of the Segment). We use this component because we are forgoing the opportunity to earn interest on the Segment Investment by having to make an early distribution.

PLUS

(2)
Fair value of derivatives is calculated by using the Black Scholes model, as described in ”Contract Adjustment — Segment Interim Value” in the Statement of Additional Information, to value three hypothetical options (one put and two call options) on the index underlying the Segment. The put option is used to estimate the potential losses at Segment Maturity. The call options are used to estimate the potential gains at Segment Maturity. The value of these options also reflects the limits on positive performance (i.e., the Performance Cap Rate) and some protection against negative performance (i.e., the Segment Buffer).

PLUS

(3)
Cap calculation factor is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the Segment Duration that has not elapsed. This component reflects the fact that an early withdrawal from a Segment means that we no longer have to incur expected expenses associated with administering the Segment for the full period.

For all contracts with issue dates before June 24, 2024 and certain other contracts subject to state and other necessary approvals (see “Performance Cap Rate limiting factor” in the Statement of Additional information for a table showing which contracts still use a Performance Cap Rate limiting factor), we then compare the sum of the three components above with a limitation based on the Performance Cap Rate referred to as the Performance Cap Rate limiting factor. For these contracts, the Segment Interim Value is never greater than the Segment Investment multiplied by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration.

You could lose a significant amount of money due to the use of Segment Interim Values if amounts are removed from a Segment prior to the Segment Maturity Date. Even if the Index has experienced positive investment performance since the Segment Start Date, because of the factors we take into account in the calculation above, your Segment Interim Value may be lower than your Segment Investment.

ERISA considerations for employers

If you are an employer and your Plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 (“ERISA”) Section 404(c), you or your Plan trustee must make sure that the investment options chosen for your Plan constitute a broad range of investment choices as required by the Department of Labor’s (“DOL”) regulation under ERISA Section 404(c). See “Tax information” in this prospectus.

Allocating your contributions

Once you have made your investment choice, you may allocate your contributions to one or more or all of the investment options you have chosen, subject to any restrictions under the investment method you choose. Allocations to the guaranteed interest option are limited to no more than 25% of any contribution. Currently, we are relaxing this limitation. If we decide to change our limitations on allocations to the guaranteed interest option, we will provide you with notice of at least 45 days.

Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Additional contributions are allocated according to instructions on file unless you provide us with new instructions. Also, you may choose special dollar cost averaging (described below) to allocate your contributions under your contract.

Additional contributions are allocated according to instructions on file unless you provide us with new instructions.

Once your contributions are allocated to the investment options, they become a part of your account value. We discuss account value in “Determining your contract’s value” in this prospectus.

The contract is between you and the Company. The contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocation under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your Equitable Advisors’ financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, your should speak with him/her regarding any different arrangements that may apply.

Personal Income Benefit variable investment options

(Available with all EQUI-VEST
®
contracts issued before November 10, 2023, except tax-exempt employer EDC contracts)

Subject to availability in your state, if you are between the ages of 45 and 85, for an additional charge you may activate the Personal Income Benefit feature by allocating amounts to the Personal Income Benefit variable investment options. Your initial allocation to the Personal Income Benefit variable investment options must total at least $1,000. For amounts you decide to allocate in connection with this feature, your investment options will be limited to the Personal Income Benefit variable investment options discussed in “Living Benefits” under “Personal Income Benefit” and Appendix “Investment options available under the contract.” In general, allocating contributions and transfers to the Personal Income Benefit variable investment options is the primary way of increasing your Guaranteed Annual Withdrawal Amount. All amounts allocated to the Personal Income Benefit variable investment options are subject to the terms and conditions of the Personal Income Benefit feature, which include restrictions on your ability to make transfers to the Non-Personal Income Benefit investment options.

You must select one of the investment methods discussed above (the “Maximum investment options choice” and ”Maximum transfer flexibility”) for your Non-Personal Income Benefit account value allocations. If you allocate account value to the Personal Income Benefit variable investment options, you may select either investment method for your Non-Personal Income Benefit account value. The Personal Income Benefit variable investment options are listed in the Appendix “Investment options available under the contract.”

The amounts you allocate to the Personal Income Benefit variable investment options may represent all, or a portion of, your contribution. If you allocate amounts to the Personal Income Benefit variable investment options, you may later decide to change your allocation instructions in order to increase, decrease or stop allocations to these investment options.

Upon advance notice to you, we reserve the right to add or remove Personal Income Benefit variable investment options at our sole discretion.

Once your contributions are allocated to the investment options, they become a part of your account value. Amounts allocated to the Personal Income Benefit variable investment options will become part of your “Personal Income Benefit account value.” Amounts allocated to the other available investment options, or “Non-Personal Income Benefit investment options,” will become part of your “Non-Personal Income Benefit account value.” We discuss account value in “Determining your contract’s value” in this prospectus.

There are restrictions on which investment options you can invest in for the Personal Income Benefit. There are no investment restrictions fopr the death benefits. The Segments and variable investment options may be conservative in nature and you may receive a higher rate of return from other investment options. If you are seeking more aggressive investment options the allowable investments may not be appropriate for you.

Your right to cancel within a certain number of days

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. In some states, this “free look” period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix “State contract availability and/or variations of certain features and benefits” to find out what applies in your state.

For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the account for special dollar cost averaging, your refund will equal your contributions plus interest. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, or interest). For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contribution, without interest. When required by applicable law to return the full amount of your contribution, we will return the greater of your contribution or your contract’s cash value.

Please note that if you are invested in Segments of SIO when you free look your contract, the Segment Interim Value will apply. See “Structured Investment Option” in this section for more information.

We may require that you wait six months before you apply for a contract with us again if:

•	you cancel your contract during the free look period; or

•	you change your mind before you receive your contract whether we have received your contribution or not.

See Appendix “State contract availability and/or variations of certain features and benefits” for any state variations.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see “Tax information” in this prospectus for possible consequences of cancelling your contract.

2.
Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

This death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals and the amounts of any outstanding loans and accrued interest.	Standard	No Additional Charge		• Withdrawals could significantly reduce or terminate benefit

Living Benefits

This living benefit is available the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Personal Income Benefit (PIB)	Guarantees a minimum annuitization value to provide lifetime retirement income.	Optional	1.00% (1)	1.00% (1)
•
Restricted to owners of certain ages

•
Not available with
tax-exempt
employer EDC contracts

•
Excess withdrawals could significantly reduce or terminate benefit

•
Subject to restrictions on investment options

(1)	Expressed as an annual percentage of the PIB account value.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Rebalancing Option I (1) and Option II (2)	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Not generally available with Special Dollar Cost Averaging • Account value in the Personal Income Benefit account cannot be rebalanced
Special Dollar Cost Averaging and Investment Simplifier	Transfer account value to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge		• Not generally available with Rebalancing
Semester Strategies program	We offer access to account services through SWBC Investment Advisory Services LLC (“SWBC”), an unaffiliated third party. SWBC is an independent registered investment advisory firm that assists retirement plan participants with investment advisory services, including model portfolio services.	Optional	No Charge		• To participate in the Program, you are required to use the Maximum investment options choice method • Not available with Special Dollar Cost Averaging or Rebalancing
Participant Loans	Loans may be available to plan participants	Optional	2%; calculated as a percentage of the outstanding loan amount		• Not all employer plans will offer loans • Loans are subject to restrictions under federal tax laws and ERISA

(1)	Option I allows you to rebalance your account value among the variable investment options.
(2)	Option II allows you to rebalance your account value among the variable investment options and the guaranteed interest option.

Death Benefits

About Death Benefits

Your contract provides a death benefit. The death benefit is equal to the greater of (i) your account value, less any outstanding loan balance plus accrued interest as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect payment and (ii) the “minimum death benefit.” Amounts withdrawn from any Segment before the Segment Maturity Date to pay the death benefit will reflect the Segment Interim Value calculation. For more information, see “Adjustments with respect to early distributions from Segments” in “Charges, Expenses, and Adjustments” in this prospectus. The minimum death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges and any taxes that apply, less any outstanding loan balance plus accrued interest. There is no additional charge for this benefit.

If your surviving spouse rolls the death benefit proceeds over into a contract issued by us, the death proceeds will remain invested in this contract until your spouse’s contract is issued and the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse’s new contract. The amount of the death benefit will be calculated to equal the greater of (i) your account value, less any outstanding loan balance plus accrued interest, as of the date that your spouse’s contract is issued, and (ii) the “minimum death benefit” as of the date of your death. This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse’s new contract is issued.

The death benefit is the same whether or not you have allocated funds to the Personal Income Benefit variable investment options. If you activated the Personal Income Benefit feature, your total account value is your Personal Income Benefit account value plus your Non-Personal Income Benefit account value.

Effect of your death on the Structured Investment Option

Once we have received notice of your death and until the death benefit is processed, we will not make any transfers from the Segment Holding Account to a Segment. Amounts in the Segment Holding Account will be defaulted into the EQ/Money Market variable investment option on the next scheduled Segment Maturity Date. If Segments mature, the Segment Maturity Value will be transferred to the EQ/Money Market variable investment option.

How withdrawals affect the minimum death benefit

Each withdrawal you make will reduce the amount of your current minimum death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn (including the amount of any withdrawal charge deducted from the contract) and we reduce your current minimum death benefit by that same percentage. For example, if your account value is $30,000, and you withdraw $12,000 you have withdrawn 40% of your account value. If your minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new minimum death benefit after the withdrawal would be $24,000 ($40,000 – $16,000). As this example shows,
the pro rata reduction of the death benefit can be greater than the dollar amount of the withdrawal.

Payment of Death Benefit

Your beneficiary and payment of benefit

Beneficiary designations are subject to the terms of your plan. You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time while you are alive and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received at our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Generally, the owner must be the beneficiary under tax exempt employer EDC plan contracts. Such owner may substitute the beneficiary under the Plan after your death.

Effect of the annuitant’s death

If you die before the annuity payments begin, we will pay the death benefit to your beneficiary.

How death benefit payment is made

The Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”) enacted at the end of 2019 has changed key aspects of post-death distributions from tax qualified and tax favored contracts such as TSAs and 457(b) plans. We may be required in certain cases to pay benefits faster under existing contracts.

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen, if the option is permitted under federal tax rules in effect after your death.

If you have not chosen an annuity payout option as of the time of the annuitant’s death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and applicable federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See “Your annuity payout options” under “Accessing your money” in this prospectus. In some cases a beneficiary may be able to do a non-spousal direct rollover to a new inherited IRA in the case of a death benefit from a 403(b) plan or governmental employer 457(b) plan.

If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the “Equitable Access Account,” which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. The Company will retain the funds until a draft is presented for payment. Interest on the Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The Equitable Access Account is part of the Company’s general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

Beneficiary continuation option
(The Beneficiary continuation option is available under both TSA and governmental employer EDC contracts; it is not available under tax-exempt
employer EDC contracts. Depending on the beneficiary, this option may be restricted or may no longer be available for deaths after December 31, 2019, due to the changes made by the SECURE Act.)

Upon your death, your beneficiary may generally elect to keep the contract with your name on it and receive distributions under the contract instead of receiving the death benefit in a single sum. If the election is made, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

If eligible, your beneficiary can elect to receive payments over your beneficiary’s life expectancy (determined in the calendar year after your death and determined on a term certain basis). This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached the applicable RMD age (as described under “Tax Information” later in this prospectus), if such time is later. For deaths after December 31, 2019, only specified individuals who are “eligible designated beneficiaries” or “EDBs” may generally stretch post-death payments over the beneficiary’s life expectancy. See “required minimum distributions after your death” in this prospectus under “Tax Information.” Individual beneficiaries who do not have EDB status (including beneficiaries named by the original beneficiary to receive any remaining interest after the death of the original beneficiary) must take out any remaining interest in the TSA or plan within 10 years of the applicable death in accordance with federal tax rules. In the case of deceased participants under government employer sponsored plans, these new rules apply to deaths after December 31, 2021.
Under the Beneficiary continuation option:

•	The contract continues with your name on it for the benefit of your beneficiary.

•	This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

•	If there is more than one beneficiary, each beneficiary’s share will be separately accounted for. It will be distributed over the beneficiary’s own life expectancy, if payments over life expectancy are chosen by an eligible beneficiary.

•	The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

•	The beneficiary may make transfers among the investment options, but no additional contributions will be permitted.

•	Loans will no longer be available.

•	Any death benefit provision (including the minimum death benefit provision) will no longer be in effect.

•	The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

•	Any partial withdrawal must be at least $300.

•	Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

•	Depending on the type of contract you own, upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The subsequent beneficiary must withdraw any remaining amount within ten years of your death or your beneficiary’s death as applicable. See “Tax information” in this prospectus.

The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

How the Structured Investment Option affects the Beneficiary continuation option

Under the Beneficiary continuation option, if you have any account value in a Segment or Segment Holding Account:

•
The transfer restrictions on amounts in Segments prior to election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary is subject to the “10-year rule,” amounts may not be invested in Segments with Segment Maturity Dates later than December 31st of the calendar year which contains the tenth anniversary of your death.

•	If there is more than one beneficiary, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature for the first beneficiary, all Segments will continue for each beneficiary.

•	An eligible designated beneficiary who chooses to receive annual payments over his life expectancy should consult his tax adviser about selecting Segments that provide sufficient liquidity to satisfy the payout requirements under this option. For more information, please see “Required minimum distributions” under “Tax Information” in this prospectus.

Personal Income Benefit
on a Single life basis
.
If you elected to take Guaranteed Annual Withdrawal Amount payments on a Single life basis, your beneficiary may elect any death benefit option described earlier in this prospectus for which your beneficiary is eligible. Your beneficiary is not eligible to receive Guaranteed Annual Withdrawal Amount payments. If the beneficiary elects the Beneficiary continuation option, the Personal Income Benefit variable investment options will not be available for transfers.

Personal Income Benefit
on a Joint life basis
.
If you elected to take Guaranteed Annual Withdrawal Amount payments on a Joint life basis, your beneficiary may either:

•	elect any death benefit option described earlier in this prospectus for which the beneficiary is eligible; or

•	elect to continue the contract under the Personal Income Benefit Beneficiary continuation option, if your beneficiary is the same spouse you were married to when you elected to take Guaranteed Annual Withdrawal Amount payments on a Joint life basis and you were still married at the time of your death.

If your beneficiary elects any death benefit option other than the Personal Income Benefit Beneficiary continuation option, the Guaranteed Annual Withdrawal Amount payments will terminate.

Your spousal beneficiary may (1) choose the “10-year rule” (the Guaranteed Annual Withdrawal Amount payments will terminate when all amounts under the contract have been distributed) or (2) continue the contract and take withdrawals under the Personal Income Benefit Beneficiary continuation option. If you die before the applicable RMD age (as described under “Tax Information” later in this prospectus), your spousal beneficiary may defer Personal Income Benefit Beneficiary continuation option payments until you would have reached the applicable RMD age. However, any Guaranteed Annual Withdrawal Amount payments skipped cannot be recovered.

Under the Personal Income Benefit Beneficiary continuation option:

•	The contract continues with your name on it for the benefit of your beneficiary.
•	The account value will be increased to equal the death benefit if the death benefit is higher than the total account value. If the account value is increased, the money will be allocated pro rata among the investment options including the Personal Income Benefit variable investment options. If applicable, the Ratchet Base will ratchet to the Personal Income Benefit account value on the next contract date anniversary.

•	The charge for the Personal Income Benefit will continue to apply. Withdrawal charges will no longer apply.

•	Payments will be equal to the greater of the Guaranteed Annual Withdrawal Amount and the Beneficiary continuation option payment. For information about what happens when the Personal Income Benefit account value falls to zero, see “Effect of your Personal Income Benefit account value falling to zero” under “Personal Income Benefit” in “Benefits available under the contract” in this prospectus.

•	If you were enrolled in either the Maximum payment plan or the Customized payment plan (both described in this prospectus in ‘‘Accessing your money’’ under ‘‘Withdrawing your account value’’), enrollment in a plan will continue unless your beneficiary submits a request to change the plan or to take ad hoc withdrawals.

•	If your spousal beneficiary receives payments under the Maximum payment plan, we will make an extra payment (if necessary) in December that will equal the RMD amount less payments made through November 30th and any scheduled December payment. If the extra payment is made the funds will be taken from the Non-Personal Income Benefit account value first. If there are insufficient funds in the Non-Personal Income Benefit account value then the funds will be taken from the Personal Income Benefit account value.

•	If your beneficiary receives payments under the Customized payment plan, we will make an extra payment (if necessary) in December that will equal the RMD amount less payments made through November 30th and any scheduled December payment. If the extra payment is made, it will be taken from the Non-Personal Income Benefit account value first. If there are insufficient values in the Non-Personal Income Benefit account value, any necessary amounts will be taken from the Personal Income Benefit account value. The scheduled payments will continue in the same amount and the combined Customized payment plan payments and the RMD payment will not be treated as a Personal Income Benefit Excess withdrawal.

•
If your beneficiary takes any partial withdrawals from the Personal Income Benefit account value in addition to the RMD and Customized payment plan payments, the Customized payment plan terminates for that contract year. The partial withdrawals may be treated as Personal Income Benefit Excess withdrawals if they exceed the Guaranteed Annual Withdrawal Amount. Your beneficiary may immediately sign up for a new program;

however, the new payments will not begin until after the next contract anniversary. We will require your beneficiary to use our form for this purpose.

•	If prior to your death, you did not elect an automatic payment plan and your beneficiary takes unscheduled Guaranteed Annual Withdrawal Amounts from the Personal Income Benefit account value, we will make a payment (if necessary) in December that will equal the RMD amount less any withdrawals made through the payment date. The December automatic payment will not be treated as a Personal Income Benefit Excess withdrawal. However, any future withdrawals from the Personal Income Benefit account value in the same contract year may be treated as Personal Income Benefit Excess withdrawals. If your beneficiary satisfies the RMD amount through unscheduled withdrawals from the Personal Income Benefit account value prior to the December payment, any withdrawal from the Personal Income Benefit account value that exceeds the Guaranteed Annual Withdrawal Amount will be considered a Personal Income Benefit Excess withdrawal.

•	Upon the death of your spousal beneficiary, the Personal Income Benefit and Beneficiary continuation option payment comparison stops. The beneficiary designated by your spousal beneficiary to receive any interest in the contract after the spousal beneficiary dies can elect to continue to receive the standard Beneficiary continuation option payments or receive any remaining account value in a lump sum.

Living Benefits

Personal Income Benefit

(Available for contracts issued before November 10, 2023, except tax-exempt employer EDC contracts)

This section describes the Personal Income Benefit. The current charge for this benefit is 1.00%. The Personal Income Benefit may not be available in all contracts or in all states. See Appendix “State contract availability and/or variations of certain features and benefits” in this prospectus for more information on state availability and/or variations of certain features or benefits. For an additional charge, the Personal Income Benefit guarantees that you can take withdrawals from your Personal Income Benefit account value up to a maximum amount per contract year (your “Guaranteed Annual Withdrawal Amount”) during your lifetime (or your spouse’s lifetime if Joint life payments are elected) even if your Personal Income Benefit account value falls to zero unless it is caused by a withdrawal that exceeds your Guaranteed Annual Withdrawal Amount. This benefit provides a minimum guarantee that may never come into effect. In order to activate the Personal Income Benefit, you must meet the following two requirements:

(1)	You must be between the ages of 45 and 85.

-AND-
(2)	You must allocate a minimum of $1,000 to your Personal Income Benefit account value, either through a new contribution or a one-time transfer from your Non-Personal Income Benefit account value.

As discussed in more detail below, the maximum Guaranteed Annual Withdrawal Amount is calculated based on contributions and transfers to your Personal Income Benefit account value, each multiplied by an applicable rate, plus any additional amount that may result from a Ratchet increase, described in more detail below.

The charge for the Personal Income Benefit will be deducted from your Personal Income Benefit account value on each contract date anniversary. For a description of how the charge is deducted, see “Personal Income Benefit charge” later in “Charges, expenses, and adjustments.”

For amounts allocated in connection with the Personal Income Benefit, your investment options will be limited to the Personal Income Benefit variable investment options. Amounts allocated to the Personal Income Benefit variable investment options make up your Personal Income Benefit account value. See “Personal Income Benefit variable investment options” in the Appendix “Investment options available under the contract”.

Please note that you are not required to activate the Personal Income Benefit and should consider the cost and benefits before doing so. You should not activate this benefit if you plan to take withdrawals from your Personal Income Benefit account value in excess of your Guaranteed Annual Withdrawal Amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see “Effect of Personal Income Benefit Early and Excess withdrawals” below in this section).

Prior to allocating amounts to the Personal Income Benefit variable investment options, you should check with your employer on the rules and limitations that may apply for taking withdrawals from your Personal Income Benefit account value.

Determining your Guaranteed Annual Withdrawal Amount

Your Guaranteed Annual Withdrawal Amount is calculated based on the following:

•	contributions to the Personal Income Benefit variable investment options, multiplied by the then current Guaranteed Withdrawal Rate; plus

•	transfers to the Personal Income Benefit variable investment options, multiplied by the then current Guaranteed Transfer Withdrawal Rate; plus

•	any Ratchet increase of your Ratchet Base on your contract date anniversary, multiplied by a weighted average of the Guaranteed Withdrawal Rates and Guaranteed Transfer Withdrawal Rates previously applied to your contract.

These amounts will continue to be added together to arrive at your total Guaranteed Annual Withdrawal Amount. Your

Guaranteed Annual Withdrawal Amount, as of the end of the quarter, will be shown on your Statement of Account. Once you begin to take Guaranteed Annual Withdrawal Amount payments:

•	contributions and transfers to the Personal Income Benefit variable investment options are not permitted;

•	your Guaranteed Annual Withdrawal Amount will never decrease as long as there are no Personal Income Benefit Excess withdrawals; and

•	your Guaranteed Annual Withdrawal Amount may increase as the result of a Ratchet increase of your Ratchet Base.

The Guaranteed Withdrawal Rate and Guaranteed Transfer Withdrawal Rate

With the Personal Income Benefit, there are two rates applicable at all times. We apply the Guaranteed Withdrawal Rate (“GWR”) to amounts you contribute to the Personal Income Benefit variable investment options, including salary deferral contributions and employer contributions. We apply the Guaranteed Transfer Withdrawal Rate (“GTWR”) to amounts you transfer to the Personal Income Benefit variable investment options from the other investment options in your EQUI-VEST
®
contract, lump sum transfers from other providers and rollovers.

The GWR is tied to the Ten-Year Treasuries Formula Rate described below. The GWR is set at the beginning of each calendar quarter, however, we reserve the right to set the GWR at the beginning of each calendar month.

The GWR is calculated using the Ten-Year Treasuries in effect for that quarter, plus a percentage that ranges from 0.25% to 1.00% based on your age at the beginning of the calendar quarter. The percentage is 1.00% if you are between ages 45 and 50, and declines by 0.05% each year until it reaches 0.25% at age 65.

If, at the beginning of a calendar quarter, the GWR calculation results in a rate lower than 2.5%, we will set the rate to a minimum of 2.5%. On the other hand, if the GWR calculation results in a rate greater than 7%, we are under no obligation to set that higher rate. In our sole discretion, we may declare a GWR that is greater, but not less than the rate generated by the GWR calculation.

•
Ten-Year Treasuries Formula Rate.
For each calendar quarter, this rate is the average of the rates for the ten-year U.S. Treasury notes on each day for which such rates are reported during the 20 calendar days ending on the 15th of the last month of the preceding calendar quarter. U.S. Treasury rates will be determined from the Federal Reserve Constant Maturity Series or such comparable rates as may be published by the Federal Reserve Board or generally available reporting services if the Federal Reserve Board Constant Maturity Series is discontinued.
The GTWR is set at the beginning of each month and will never be less than 2.5%.
In our sole discretion, we may declare a GTWR that is greater than 2.5%.

Please note that while the GWR and GTWR are subject to the same stated minimum of 2.5%, we reserve the right to declare a GTWR that is higher or lower than the GWR. During certain periods, the declared rates for the GWR and GTWR may be the same.

The following examples are designed to show the basics as to how your Guaranteed Annual Withdrawal Amount is calculated. The Personal Income Benefit account value used in these examples is after the deduction of all applicable fees and charges.

EXAMPLE 1: Activating the Personal Income Benefit feature

Assume you are eligible to activate the Personal Income Benefit feature and have $50,000 in your EQUI-VEST
®
contract. You then make a one-time transfer of $1,000 from your Non-Personal Income Benefit account value to the Personal Income Benefit variable investment options. The GTWR at the time is 3%. Your amounts under the Personal Income Benefit are calculated as follows:

•	Your Personal Income Benefit account value is $1,000.

•	Your Ratchet Base is $1,000.

•	Your Guaranteed Annual Withdrawal Amount (“GAWA”) is $30. ($1,000 x 3%).

EXAMPLE 2: Building your Guaranteed Annual Withdrawal Amount with Contributions

Assume you activated the feature as described in EXAMPLE 1 on December 1st and decide to make on-going contributions that amount to $200 to the Personal Income Benefit variable investment options on the 15th of each month for a six-month period starting in January of the following year. Also, for the purposes of this example, assume a 0% hypothetical rate of return for the Personal Income Benefit account value. The table below shows the application of the GWR to six monthly contributions and the resulting values.

Date	Transfer	GTWR	New GAWA	Total GAWA	Ratchet Base (*)	Personal Income Benefit account value
Dec. 1	$1,000	3%	$30	$30	$1,000	$1,000

Date	Contribution	GWR	New GAWA	Total GAWA	Ratchet Base (*)	Personal Income Benefit account value
Jan. 15	$200	3%	$6	$36	$1,200	$1,200
Feb. 15	$200	3%	$6	$42	$1,400	$1,400
Mar. 15	$200	3%	$6	$48	$1,600	$1,600
Apr. 15	$200	4%	$8	$56	$1,800	$1,800
May 15	$200	4%	$8	$64	$2,000	$2,000
Jun. 15	$200	4%	$8	$72	$2,200	$2,200
(*)	The Ratchet Base is described in more detail below.

EXAMPLE 3: Building Your Guaranteed Annual Withdrawal Amount with Contributions and Transfers

Assume you activated the benefit as described in EXAMPLE 1 on December 1st and continue to make on-going contributions of $200 to the Personal Income Benefit variable investment options as described in EXAMPLE 2. For the purposes of this example, now assume that you make monthly transfers of $100 from your Non-Personal Income Benefit investment options to the Personal Income Benefit variable investment options on the 1st of each month beginning on January 1st. Also, for the purposes of this example, assume a 0% hypothetical rate of return for the Personal Income Benefit account value. The table below shows the application of both the GWR and the GTWR at the same time, building your Guaranteed Annual Withdrawal Amount and Personal Income Benefit account value through both contributions and transfers.

Date	Transfer	GTWR	New GAWA	Total GAWA	Ratchet Base (*)	Personal Income Benefit account value
Dec. 1	$1,000	3%	$30	$30	$1,000	$1,000

Date	Contribution or Transfer	GWR or GTWR (**)	New GAWA	Total GAWA	Ratchet Base (*)	Personal Income Benefit account value
Jan. 1	$100	3%	$3	$33	$1,100	$1,100
Jan. 15	$200	3%	$6	$39	$1,300	$1,300
Feb. 1	$100	3%	$3	$42	$1,400	$1,400
Feb. 15	$200	3%	$6	$48	$1,600	$1,600
Mar. 1	$100	3%	$3	$51	$1,700	$1,700
Mar. 15	$200	3%	$6	$57	$1,900	$1,900
Apr. 1	$100	3.50%	$3.50	$60.50	$2,000	$2,000
Apr. 15	$200	4%	$8	$68.50	$2,200	$2,200
May 1	$100	3.50%	$3.50	$72	$2,300	$2,300
May 15	$200	4%	$8	$80	$2,500	$2,500
Jun. 1	$100	3.50%	$3.50	$83.50	$2,600	$2,600
Jun. 15	$200	4%	$8	$91.50	$2,800	$2,800
(*)	The Ratchet Base is described in more detail below.
(**)	The GTWR is declared monthly and the GWR is declared quarterly. However, we reserve the right to declare the GWR monthly.

Ratchet Base and the Annual Ratchet

The Personal Income Benefit feature includes a Ratchet component that may increase your Guaranteed Annual Withdrawal Amount based on the performance of your Personal Income Benefit variable investment options. Your Ratchet Base initially equals contributions and transfers to the Personal Income Benefit variable investment options and is recalculated on each contract date anniversary to equal the greater of your Personal Income Benefit account value and the most recent Ratchet Base. If your Personal Income Benefit account value is greater, we will “ratchet,” or increase, your Ratchet Base to equal your Personal Income Benefit account value. You are eligible for annual ratchets on each contract date anniversary both before and after you begin receiving your Guaranteed Annual Withdrawal Amount payments. If the Ratchet Base is increased, the difference between the prior Ratchet Base and the increased Ratchet Base will be multiplied by a weighted average of the previous Guaranteed Withdrawal Rates and Guaranteed Transfer Withdrawal Rates to determine the additional amount that will be added to your Guaranteed Annual Withdrawal Amount (the “Ratchet increase”). This weighted average is determined by dividing the Guaranteed Annual Withdrawal Amount by the Ratchet Base.

If an annual ratchet is not applicable on your contract date anniversary, the Ratchet Base will not be eligible for a ratchet until the next contract date anniversary. The Ratchet Base is decreased on a pro rata basis due to Early and Excess Withdrawals. The Ratchet Base is not reduced by Guaranteed Annual Withdrawal Amount payments once you begin receiving such payments. Please note that it is less likely you will receive a Ratchet increase after you begin receiving your Guaranteed Annual Withdrawal Amount payments. See “Accessing your money” in this prospectus.

The following examples are designed to show how the Ratchet Base works. In these examples, assume the Personal Income Benefit was activated on your contract date anniversary – December 1st. Next, assume that you make monthly contributions to the Personal Income Benefit variable investment options for 11 consecutive months with no transfers to the Personal Income Benefit variable investment options from your Non-Personal Income Benefit investment options. In order to demonstrate the operation of the annual ratchet of the Ratchet Base, and the Ratchet increase, further assume that your Personal Income Benefit account value at the end of the contract year is $3,000.

Date	Transfer	GTWR(*)	New GAWA	Total GAWA	Ratchet Base	Personal Income Benefit account value
Dec. 1	$1,000	3%	$30	$30	$1,000	$1,000

Date	Contribution	GWR(*)	New GAWA	Total GAWA	Ratchet Base	Personal Income Benefit account value (**)
Jan. 1	$100	3%	$3	$33	$1,100	$1,100
Feb. 1	$200	3%	$6	$39	$1,300	$1,280
Mar. 1	$100	3%	$3	$42	$1,400	$1,100
Apr. 15	$200	3.5%	$7	$49	$1,600	$1,600
May 1	$100	3.5%	$3.50	$52.50	$1,700	$1,760
Jun. 15	$200	3.5%	$7	$59.50	$1,900	$1,650
Jul. 1	$100	3.5%	$3.50	$63	$2,000	$2,100
Aug. 15	$200	3.5%	$7	$70	$2,200	$2,380
Sep. 1	$100	3.5%	$3.50	$73.50	$2,300	$2,580
Oct. 15	$200	3%	$6	$79.50	$2,500	$2,860
Nov. 1	$100	3%	$3	$82.50	$2,600	$2,960
(*)	The GTWR is declared monthly and the GWR is declared quarterly. However, we reserve the right to declare the GWR monthly.

(**)
The changes to the Personal Income Benefit account value represent hypothetical investment gains and losses due to the performance of the Personal Income Benefit variable investment options. This example shows a Personal Income Benefit account value that is greater than the Ratchet Base at the end of the contract year. Please note that if the Personal Income Benefit account value was lower than the Ratchet Base at the end of the contract year, there would be no annual ratchet and no increase to the Guaranteed Annual Withdrawal Amount.

In this example, on Dec. 1 (the contract date anniversary), the most recent Ratchet Base ($2,600) is compared to the Personal Income Benefit account value ($3,000) on the contract date anniversary. Because the Personal Income Benefit account value is greater, the Ratchet Base is increased to $3,000. The Total Guaranteed Annual Withdrawal Amount is also increased due to the $400 increase in the Ratchet Base. The increase to the Guaranteed Annual Withdrawal Amount is calculated by multiplying the increase to the Ratchet Base ($400) by the weighted average of the prior GWRs and GTWRs applied to contributions and transfers, any prior Ratchet increases and any Personal Income Benefit Early or Excess withdrawals. The weighted average is determined by dividing the Guaranteed Annual Withdrawal Amount by the Ratchet Base. Here, the increase to the Guaranteed Annual Withdrawal Amount is calculated as follows:

$82.50 ÷ $2600 = 3.17%

3.17% x $400 = $12.69

$82.50 + $12.69 = $95.19

Electing to take your Guaranteed Annual Withdrawal Amount

You may elect to take your Guaranteed Annual Withdrawal Amount payments through one of our automatic payment plans or you may take unscheduled withdrawals. All withdrawals reduce your Personal Income Benefit account value on a dollar-for-dollar basis, but do not reduce your Ratchet Base. Withdrawals will reduce your minimum death benefit on a pro rata basis. See “Withdrawing your account value” under “Accessing your money” in this prospectus for more information.

In order to start receiving Guaranteed Annual Withdrawal Amount payments, you must be at least 59
1
⁄
2
and, in most cases, separated from employment with the employer that sponsored the Plan. Certain employers’ Plans may allow you to elect Guaranteed Annual Withdrawal Amount payments while still employed by the employer sponsoring the Plan. You must also notify your Plan in a form acceptable to the Plan and the Comapny. The Guaranteed Annual Withdrawal Amount election date will be the business day we receive all information required to process your election at our processing office. After we receive your election, you will no longer be able to make contributions or transfers to the Personal Income Benefit variable investment options.

Your Guaranteed Annual Withdrawal Amount is calculated on a single life basis. However, when you elect to start receiving Guaranteed Annual Withdrawal Amount payments, you may elect payments on a joint life basis. Under a joint life basis, Guaranteed Annual Withdrawal Amount payments are guaranteed for the life of both you and your spouse. You may drop the joint life, but you will not be able to name a new joint life and payments will continue to be made in the same amount. The Guaranteed Annual Withdrawal Amount payments on a joint life basis will be less than those available under the single life basis. If you elect a joint life basis, your contract will continue to be eligible for a Ratchet increase after your death.

Guaranteed Annual Withdrawal Amount payments are designed to begin at age 65. You may decide to elect to take your Guaranteed Annual Withdrawal Amount payments after age 59
1
⁄
2
and before age 65, but this will result in a decrease of all future Guaranteed Annual Withdrawal Amount payments, as indicated below.

Payments Begin at Age	Reduction to GAWA
59 ½	25%
60	25%
61	20%
62	15%
63	10%
64	5%

For example, if your Guaranteed Annual Withdrawal Amount based on receiving payments at age 65 is $5,000 and you elect to begin payments at age 63, your adjusted Guaranteed Annual Withdrawal Amount will be $4,500. ($5,000 reduced by 10%, or $500).

You may also elect to defer beginning your Guaranteed Annual Withdrawal Amount payments until after age 65, which will result in an increase of your Guaranteed Annual Withdrawal Amount, as indicated below.

Payments Begin at Age	Increase to GAWA
66	102%
67	104%
68	106%
69	108%
70 and older	110%

Using the same example as above, if your Guaranteed Annual Withdrawal Amount based on receiving payments at age 65 is $5,000 and you elect to begin payments at age 68, your adjusted Guaranteed Annual Withdrawal Amount will be $5,300 ($5,000 increased by 6%, or $300).

Your Guaranteed Annual Withdrawal Amounts are not cumulative from year to year. If you withdraw less than the Guaranteed Annual Withdrawal Amount in any contract year, you may not add the remainder to your Guaranteed Annual Withdrawal Amount in any subsequent year.

The withdrawal charge, if applicable under your EQUI-VEST
®
contract, is waived for withdrawals up to the Guaranteed Annual Withdrawal Amount. However, all withdrawals, including withdrawals from your Non-Personal Income Benefit account value, are counted toward your 10% free withdrawal amount. See “Withdrawal charge” in “Charges, expenses, and adjustments” in this prospectus.

You may take your lifetime required minimum distributions without losing the value of the Personal Income Benefit, provided you comply with the conditions described under “Lifetime required minimum distribution withdrawals” in “Accessing your money” in this prospectus, including utilizing our RMD automatic withdrawal option. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

If you experience a financial hardship or unforeseeable emergency that causes you to take a withdrawal from your Personal Income Benefit account value, this withdrawal does not start your Guaranteed Annual Withdrawal Amount payments, but will result in a reduction of your Guaranteed Annual Withdrawal Amount. For more information about how a hardship or unforeseeable emergency withdrawal will impact the Guaranteed Annual Withdrawal Amount, see “Hardship and unforeseeable emergency withdrawals” in “Accessing your money” in this prospectus.

Transferring your Personal Income Benefit account value

Amounts allocated to the Personal Income Benefit variable investment options can always be transferred to other Personal Income Benefit variable investment options, but cannot be transferred to the Non-Personal Income Benefit investment options. However, once you have had amounts allocated to the Personal Income Benefit variable investment options for at least one year from the date of the initial allocation, we will permit a one-time exception to this requirement. You may wish to transfer amounts out of the Personal Income Benefit variable investment options if you no longer want to pay the Personal Income Benefit charge, or if you determine that Guaranteed Annual Withdrawal Amount payments are not part of your overall retirement strategy, or if you want to allocate those amounts to Non-Personal Income Benefit variable investment options. Please note that if you utilize this exception, you will forfeit your Guaranteed Annual Withdrawal Amount and we will not refund the Personal Income Benefit charges you paid.

If you utilize this exception, you must transfer all amounts out of the Personal Income Benefit variable investment options into Non-Personal Income Benefit investment options. This will terminate the Personal Income Benefit feature and you will not be able to make transfers back into the Personal Income Benefit variable investment options. We will deduct a pro rata portion of the charge for the Personal Income Benefit feature from the Personal Income Benefit account value. You will have to make this request in a form acceptable to us, and provide allocation instructions for the amounts to be transferred. If your allocation instructions on file included allocations to the Personal Income Benefit variable investment options, you will also need to provide new allocation instructions.

For example, assume the following:

•	your Non-Personal Income Benefit account value is $5,000;
•	your Personal Income Benefit account value is $2,960; and

•	your Guaranteed Annual Withdrawal Amount is $95.19.

If you decide to discontinue the Personal Income Benefit feature by transferring amounts out of the Personal Income Benefit account value, your Non-Personal Income Benefit account value will be $7,960 (minus a pro rata portion of the Personal Income Benefit charge applied to your Personal Income Benefit account value), your Personal Income Benefit account value will be $0 and your Guaranteed Annual Withdrawal Amount will be $0.

Effect of Personal Income Benefit Early and Excess withdrawals

A Personal Income Benefit Early withdrawal is caused when you take a withdrawal from your Personal Income Benefit account value before you have elected to begin receiving your Guaranteed Annual Withdrawal Amount payments.

If you take a Personal Income Benefit Early withdrawal, you are still permitted to make contributions and transfers to, or take loans from, the Personal Income Benefit variable investment options.

A Personal Income Benefit Excess withdrawal is caused when you withdraw more than your Guaranteed Annual Withdrawal Amount in any contract year from your Personal Income Benefit account value. Once a withdrawal (including a hardship or an unforeseeable emergency withdrawal) causes cumulative withdrawals from your Personal Income Benefit account value in a contract year to exceed your Guaranteed Annual Withdrawal Amount, only the dollar amount of the withdrawal that causes the cumulative withdrawals to exceed the Guaranteed Annual Withdrawal Amount is considered a Personal Income Benefit Excess withdrawal. In addition, each subsequent withdrawal in that contract year is considered a Personal Income Benefit Excess withdrawal. Withdrawals from your Non-Personal Income Benefit account value are not considered when calculating Personal Income Benefit Excess withdrawals. In other words, you may make withdrawals from your Non-Personal Income Benefit account value without triggering a Personal Income Benefit Excess withdrawal.

A Personal Income Benefit Early or Excess withdrawal can cause a significant reduction in both your Ratchet Base and your Guaranteed Annual Withdrawal Amount. If you make a Personal Income Benefit Early or Excess withdrawal, we will recalculate your Ratchet Base and your Guaranteed Annual Withdrawal Amount. The withdrawal will reduce your Ratchet Base and your Guaranteed Annual Withdrawal Amount on a pro rata basis. Reduction on a pro rata basis means we take the percentage of your Personal Income Benefit account value withdrawn and reduce your Ratchet Base and your Guaranteed Annual Withdrawal Amount by that same percentage. If, at the time you take a Personal Income Benefit Early or Excess withdrawal, your Personal Income Benefit account value is less than your Ratchet Base, the pro rata reduction in your Ratchet Base will be greater than the dollar amount of the withdrawal.

Please note that a Personal Income Benefit Early or Excess withdrawal may be subject to withdrawal charges if it exceeds the 10% free withdrawal amount. A Personal Income Benefit Early or Excess withdrawal that reduces your Personal Income Benefit account value to zero will terminate the Personal Income Benefit without value.

Any withdrawal, whether from the Personal Income Benefit account value or the Non-Personal Income Benefit account value, reduces your death benefit under the contract. See “Payment of death benefit” in this prospectus.

The following examples are designed to show how Early and Excess withdrawals impact the values in your contract and the Personal Income Benefit feature. Please note that all withdrawals will reduce your death benefit on a pro rata basis.

EXAMPLE 1: A Personal Income Benefit Early withdrawal

Assume the following:

•	your Non-Personal Income Benefit account value is $1,000;

•	your Personal Income Benefit account value is $5,000;

•	your Ratchet Base is $6,000;

•	your Guaranteed Annual Withdrawal Amount is $200;

•	you are still employed by the Plan Sponsor; and

•	you decide to take a withdrawal of $1,500.

Your withdrawal will be a Personal Income Benefit Early Withdrawal. We will deduct $1,000 from your Non-Personal Income Benefit account value and $500 from your Personal Income Benefit account value. Your Ratchet Base and Guaranteed Annual Withdrawal Amount will be reduced by 10% (your Personal Income Benefit account value ($5,000) divided by the amount of the withdrawal taken from your Personal Income Benefit account value ($500)). After the withdrawal:

•	your Non-Personal Income Benefit account value will be $0;

•	your Personal Income Benefit account value will be $4,500;

•	your Ratchet Base will be $5,400 ($6,000 reduced by 10%); and

•	your Guaranteed Annual Withdrawal Amount will be $180 ($200 reduced by 10%).

EXAMPLE 2: A Personal Income Benefit Excess withdrawal with a withdrawal charge

For this example, assume the contract is purchased with a $20,000 rollover contribution and there has been no investment performance. Two contract years later, you are no longer employed by the Plan Sponsor and are eligible to start taking GAWA withdrawals.

•	your Non-Personal Income Benefit account value is $5,000;
•	your Personal Income Benefit account value is $15,000;

•	your Ratchet Base is $15,000;

•	your Guaranteed Annual Withdrawal Amount is $450;

•	your 10% free withdrawal amount is $2,000; and

•	you decide to take a withdrawal of $7,500 from your contract.

Because you have contributed to the contract within the last five years, a withdrawal charge of 5% will apply to those amounts. The withdrawal charge will not apply to the first 10% of those amounts, here $2,000. In this case, the withdrawal charge will be $275 ($5,500 multiplied by 5%). Therefore, the total amount subtracted from the total account value will be $7,775 (the $7,500 withdrawal plus the $275 withdrawal charge). We will deduct $5,000 from your Non-Personal Income Benefit account value and $2,775 from your Personal Income Benefit account value. This will be a Personal Income Benefit Excess withdrawal of $2,325 because the amount withdrawn from your Personal Income Benefit account value exceeds your Guaranteed Annual Withdrawal Amount of $450. Your Ratchet Base and Guaranteed Annual Withdrawal Amount will be reduced by 15.5% (your Personal Income Benefit account value ($15,000) divided by the amount of the withdrawal taken from your Personal Income Benefit account value ($2,325)). After the withdrawal:

•	your Non-Personal Income Benefit account value will be $0;

•	your Personal Income Benefit account value will be $12,225;

•	your Ratchet Base will be $12,675 ($15,000 reduced by 15.5%); and

•	your Guaranteed Annual Withdrawal Amount will be $380.25 ($450 reduced by 15.5%).

Effect of your Personal Income Benefit account value falling to zero

If your Personal Income Benefit account value falls to zero due to a Personal Income Benefit Early or Excess withdrawal, your Personal Income Benefit (including Guaranteed Annual Withdrawal Amount payments) will terminate. Once terminated, the Personal Income Benefit cannot be restored. If your Personal Income Benefit account value falls to zero, either due to a withdrawal that is not a Personal Income Benefit Early or Excess withdrawal or due to a deduction of a charge and you have Non-Personal Income Benefit account value remaining, the Personal Income Benefit feature under your contract will continue as long as you have Non-Personal Income Benefit account value. In other words, you will continue to receive Guaranteed Annual Withdrawal Amount payments. These payments will never reduce your Non-Personal Income Benefit account value.

If your Personal Income Benefit account value is zero and your Non-Personal Income Benefit account value is zero, or later falls to zero, your contract will terminate and you will receive a supplementary life annuity contract setting forth your continuing benefits. You will be the owner and annuitant. If the supplementary life annuity contract is issued in connection with a Joint life contract, you will be the annuitant and your spouse will be the joint annuitant, provided you are still married. The following will then occur:

•	If you were taking withdrawals through the “Maximum payment plan,” we will continue the scheduled withdrawal payments on the same basis.

•	If you were taking withdrawals through the “Customized payment plan” or unscheduled partial withdrawals, we will pay the balance of the Guaranteed Annual Withdrawal Amount for that contract year in a lump sum. Payment of the Guaranteed Annual Withdrawal Amount will begin on the next contract date anniversary.

•	Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually under the “Maximum payment” if automatic payments were not being made.

•	Any death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon your death, if applicable, we will pay it to the beneficiary.

•	The charge for the Personal Income Benefit will no longer apply.

•	If at the time of your death the Guaranteed Annual Withdrawal Amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

Other Important considerations

•	The Personal Income Benefit feature is not appropriate if you do not intend to take withdrawals prior to annuitization.

•	In order to elect to start taking Guaranteed Annual Withdrawal Amount payments, you must first repay any outstanding loan (including interest accrued but not yet paid). If you cannot repay the loan, we will treat it as defaulted or offset. For more information, see “Loans” in “Accessing your money.”

•	Amounts withdrawn in excess of your Guaranteed Annual Withdrawal Amount may be subject to a withdrawal charge, if applicable, as described in “Charges, expenses, and adjustments” in this prospectus. In addition, all withdrawals count toward your 10% free withdrawal amount for that contract year. Personal Income Benefit Early and Excess withdrawals can significantly reduce or completely eliminate the value of the Personal Income Benefit. See “Effect of Personal Income Benefit Early and Excess withdrawals” above in this section.

•	Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty before age 59 1 ⁄ 2 . See “Tax information” in this prospectus.
•	All Personal Income Benefit withdrawals reduce your Personal Income Benefit account value and minimum death benefit. See “How withdrawals affect the minimum death benefit” in “Purchasing the Contract” and “How withdrawals are taken from your account value” in “Accessing your money” in this prospectus.

•	If you withdraw less than the Guaranteed Annual Withdrawal Amount in any contract year, you may not add the remainder to your Guaranteed Annual Withdrawal Amount in any subsequent year.

•	If you surrender your contract to receive its cash value and your Personal Income Benefit account value is greater than your Guaranteed Annual Withdrawal Amount, all benefits under the contract will terminate, including the Personal Income Benefit feature.

•	Withdrawals are available under this contract and other annuity contracts we offer without purchasing a withdrawal benefit.

•	If you are not eligible to begin receiving your Guaranteed Annual Withdrawal Amount, and any amount is taken from your Personal Income Benefit account value to satisfy a withdrawal request (including a hardship or unforeseeable emergency withdrawal), this will be considered a Personal Income Benefit Early withdrawal. This amount will also be subject to withdrawal charges, if applicable.

•	If you have to take all or a portion of a required minimum distribution from your Personal Income Benefit account value and it is your first withdrawal under the contract, the RMD will be considered your “first withdrawal” for the purposes of establishing your Guaranteed Annual Withdrawal Amount.

•	If you elect to take Guaranteed Annual Withdrawal Amount payments on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. In addition, if you drop the Joint life, you will not be able to name a new Joint life and payments will continue to be made in the same amount.

•
We reserve the right, in our sole discretion, to discontinue the acceptance of, and/or place limitations on contributions and transfers into the contract and/or certain investment options. If you activated the Personal Income Benefit feature and we exercise our right to discontinue the acceptance of, and/or place limitations on contributions and transfers into the Personal Income Benefit variable investment options, you may no longer be able to fund your Personal Income Benefit feature. This means that if you have not yet allocated amounts to the Personal Income Benefit variable investment options, you may not be able to fund the Personal Income Benefit feature at all. This also means that if you have already funded the Personal Income Benefit feature by allocating amounts to the Personal Income

Benefit variable investment options, you may no longer be able to increase your Guaranteed Annual Withdrawal Amount through contributions and transfers.

Other Benefits

Automatic transfer options

Investment simplifier.
Our investment simplifier program allows you to choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. In order to choose investment simplifier with Personal Income Benefit variable investment options as destination investment options, you must have already activated the Personal Income Benefit feature. Please note that transfers to the Personal Income Benefit variable investment options are allowed only until you elect to begin receiving Guaranteed Annual Withdrawal Amount payments. The transfer options are the “fixed-dollar option” and the “interest sweep.” You may select one or the other, but not both. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options. You may select an investment simplifier option if you are also using the special dollar cost averaging program.

Fixed-dollar option.
Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice, including the Personal Income Benefit variable investment options, on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option allocation and transfer limitations described under “Allocating your contributions” in “Purchasing the Contract” and “Transferring your account value” above.

Interest sweep.
Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

The fixed-dollar and interest sweep options are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit’s value is low and fewer units if the unit’s value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

When your participation in the investment simplifier will end.
Your participation in the investment simplifier will end:

•	Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

•	Under the interest sweep option, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

•	Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your contract terminates.

•	Under either option, on the date we receive at our processing office, your election to begin receiving Guaranteed Annual Withdrawal Amount payments, only if you are making monthly transfers to the Personal Income Benefit variable investment options.

Rebalancing your account value

Our rebalancing program offers two options that you can use to automatically reallocate your Non-Personal Income Benefit account value. Rebalancing is not available for amounts allocated to the Personal Income Benefit variable investment options.

Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. To enroll in the asset rebalancing program, you must notify us in writing by completing our asset rebalancing form, telling us:

(a)	in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b)	how often you want the rebalancing to occur (quarterly, semiannually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire Non-Personal Income Benefit account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Currently, we permit rebalancing of up to 20 investment options. Transfer restrictions out of the guaranteed interest option may apply in accordance with the bulleted items under “Transferring your account value” above in this section. The initial transfer under the rebalancing program (based on your

Non-Personal Income Benefit account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once in effect, our restrictions on transfers out of the guaranteed interest option will be waived for the rebalancing transfers.

Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our processing office.

For contracts with outstanding loans only
, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the Loan Reserve Account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See “Loans” in “Accessing your money” in this prospectus.)

Special dollar cost averaging

Under the special dollar cost averaging program, you may dollar cost average from the account for special dollar cost averaging, which is part of the general account. We credit daily interest, which will never be less than the current interest rate as shown in your contract or the guaranteed lifetime minimum rate for the guaranteed interest option, whichever is greater, to amounts allocated to this account. We guarantee to pay the current interest rate that is in effect on the date that your contribution is allocated to this account. That interest rate will apply to that contribution as long as it remains in the account for special dollar cost averaging. The guaranteed interest rate for the time period that you select will be shown in your contract for your initial contribution. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

Special dollar cost averaging allows you to gradually allocate amounts to up to 10 available variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. This program, however, does not guarantee that you will earn a profit or be protected against losses.

During the first five contract years, you may choose to allocate all or a portion of any eligible rollover or direct transfer contribution to the account for special dollar cost averaging. See “How you can purchase and contribute to your contract” in “Purchasing the Contract” for details on what contributions are eligible under both EDC and TSA contracts.

Contributions into the account may not be transfers from other investment options. Also, on-going
payroll contributions into the account are not permitted. Your initial allocation to the special dollar cost averaging program must be at least $2,000 and any additional contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it.

You may have your account value transferred to any of the variable investment options available under the contract, including the Personal Income Benefit variable investment options (if available). No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option.

We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you may receive an enhanced interest rate. We may also offer other time periods. Please note that any time period selected must begin before the fifth contract date anniversary. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact one of our customer service representatives.

Contribution(s) made to the special dollar cost averaging program will be credited with the interest rate on the date the first contribution is received by the Company and allocated to the time period initially selected by you. Once the time period you selected has ended, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis. The first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options and the guaranteed interest option according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts (including a loan request) from the account for special dollar cost averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the variable investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may change your allocations for transfers from the account for special dollar cost averaging at any time. Also, you may ask us to cancel your participation in the program at any time. If you do so, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the variable investment options according to the percentages for special dollar cost averaging we have on file for you.

If we exercise our right to terminate transfers into the Personal Income Benefit variable investment options and your program has transfers designated to those investment options, your program will run to its conclusion. Also, if we exercise our right to terminate contributions or transfers to the Personal Income Benefit variable investment options, those investment options cannot be selected as part of a new special dollar cost averaging program.

If your program has transfers designated to the Personal Income Benefit variable investment options and you elect to begin receiving Guaranteed Annual Withdrawal Amount payments, you will be deemed to have terminated the program. The value you have remaining in the program will be transferred to the variable investment options prior to calculating your Guaranteed Annual Withdrawal Amount payments.

Optional Semester Strategies program

The Company offers access to account services through SWBC Investment Advisory Services LLC (“SWBC”), an unaffiliated third party. SWBC is an independent registered investment advisory firm that assists retirement plan participants with investment advisory services, including model portfolio services. If available under your employer’s plan, you may generally enroll in SWBC’s model portfolio and investment advisory services program (the “Program”) to manage your account value. The investment advisor will have an advisory relationship with contract owners who participate in the Program. The Program will allocate your account value among the variable investment options, guaranteed interest option and Segments in the Structured Investment Option based on your set time horizon, risk tolerance and investment return objectives derived by SWBC from information you provide to SWBC. For more information about the Structured Investment Option, please see “Structured Investment Option” in “Purchasing the Contract”. To see if the Program is available in your state, please contact your financial professional and/or see
Appendix “State contract availability and/or variations of certain features and benefits” in this prospectus. SWBC’s Form ADV is provided at enrollment and is also available upon request and on SWBC’s website.

SWBC will assign you to a specific Program model portfolio (“Model Portfolio”) based on two main criteria: time horizon and risk tolerance. First, they will determine the age you plan to retire (the “Planned Retirement Age”), which cannot be later than the maturity date under the contract and the Model Portfolio strategy you select. SWBC’s Programs generally offers Model Portfolios with five different time horizons, which are named accordingly:

•	16+ years to retirement

•	11-15 years to retirement

•	6-10 years to retirement

•	1-5 years to retirement

•	Post-retirement

You can generally change your Planned Retirement Age at any time by providing the new retirement age to SWBC.

Next, SWBC will consider your “risk tolerance”. Together, you will determine if you want more or less exposure to equities. The Program currently offers the above Model Portfolios using two different strategies. Based on your risk tolerance, you can choose:

•
Semester Strategies
has more exposure to equities. Semester Strategies allocates approximately 20% of your assets into multiple 1-year Standard Segments and the remaining assets into fixed income and equity variable investment options (shifting from more equities to more fixed income as you glide between models as you approach retirement).

•
Semester Strategies Plus
has less exposure to equities. Semester Strategies Plus initially allocates a higher percentage of your assets into multiple 1-year Standard Segments than Semester Strategies (gradually increasing the allocation to 1-year Standard Segments) and the remaining assets into fixed income and equity variable investment options (shifting from more equities, but less than Semester Strategies, to more fixed income as you glide between models as you approach retirement).

You can generally change from Semester Strategies to Semester Strategies Plus at any time. You cannot, however, move from Semester Strategies Plus to Semester Strategies.

The Model Portfolios may have limited investment options which may be more conservative than other investment options which may limit the upside potential for your contract. There is a risk of loss in all the Model Portfolios.

When you enroll in the Program, your allocation instructions for future contributions will be changed to the Model Portfolio you are assigned to by SWBC as of the date we process your enrollment request. In addition, your entire account value will be rebalanced or reallocated periodically according to the Model Portfolio’s allocations.

Amounts in variable investment options, including the Segment Type Holding Accounts, and guaranteed interest options will be rebalanced according to the Model Portfolio’s allocations monthly, generally on the first Friday of every month (each a “Semester Strategies Rebalance Date”) and amounts in a Segment will be reallocated according to the Model Portfolio’s allocations when that Segment matures (each a “Semester Strategies Reallocation Date”). Amounts rebalanced or reallocated into new Segments will be placed in the applicable Segment Type Holding Accounts. Because of the difference in timing between Semester Strategies Rebalance Dates, Semester Strategies Reallocation Dates and amounts directed into Segments first being placed in Segment Type Holding Accounts, your actual allocations may vary from the Model Portfolio’s allocations at certain points in time if you have account value in Segments. If an investment option in a Model Portfolio terminates, liquidates, merges, or closes to new investors, SWBC will determine what course of action to take and will update the Model Portfolio’s allocations as necessary.

On an annual basis, the Program will determine if you will transition or “glide” from one Model Portfolio to the next Model Portfolio based on your birthdate and the number of years remaining until your Planned Retirement Age currently on file. If a glide is scheduled to occur, your allocation instructions for future contributions will be changed to the new Model Portfolio allocations. Your account value will be rebalanced and reallocated as applicable into the investment options according that new Model Portfolio’s allocations on the next Semester Strategies Rebalance Date and applicable Semester Strategies Reallocation Dates. You will receive notice of an upcoming glide. The automatic glide feature is part of the Program and cannot be modified. If you do not want to glide from the current Model Portfolio to the next Model Portfolio, you will have to change your Planned Retirement Age prior to your birthdate. Once you reach your Planned Retirement Age, you will glide to the post-retirement Model Portfolio for purposes of the Program and thereafter you will no longer glide to a different Model Portfolio as you continue to age.

SWBC will generally review the Model Portfolios on an annual basis and may review them more frequently based on market conditions. You will receive notice of any changes in the Model Portfolio allocations. SWBC may also terminate a Model Portfolio and assign you to a new Model Portfolio. You may decide to opt out of the changes by terminating your participation in the Program and becoming self-directed prior to your account value being rebalanced and reallocated as applicable according to the new Model Portfolio allocations. If you do not opt out, on the date of the proposed change your allocation instructions for future contributions will be changed to the Model Portfolio’s new allocations. Your account value will be rebalanced and reallocated as applicable into the investment options according to that Model Portfolio’s new allocations on the next Semester Strategies Rebalance Date and applicable Semester Strategies Reallocation Dates.
To participate in the Program, you are required to use the Maximum investment options choice method. If you elected the Maximum transfer flexibility method before enrolling in the Program, you will be switched to the Maximum investment options choice method when you enroll in the Program. In addition, when you enroll in the Program, any current automated transfer programs, including dollar cost averaging, special dollar cost averaging and asset rebalancing, will be unavailable and/or terminate and you will not be able to establish any new program(s) while you participate. In addition, if you invested in the Structured Investment Option and specified a Performance Cap Threshold and/or provided Segment maturity instructions, those elections will be changed when you enroll in the Program. For more information about the Structured Investment Option, please see “Structured Investment Option” in “Purchasing the Contract” in this prospectus.

When you enroll in the Program, we will pay SWBC’s advisory services fee on your behalf.

You may terminate the Program and become self-directed at any time by completing the necessary termination form or by contacting your financial professional. You can also terminate your participation in the Program by logging into your account at www.equitable.com or contacting one of our customer service representatives at (800)
628-6673.
If you request to change your future allocation instructions or make a transfer from one investment option to another, your participation in the Program will terminate and you will become self-directed. Once terminated, we reserve the right to not permit you to re-enroll
in the Program. If the Program terminates for any reason, you will be self-directed and, therefore, you will no longer receive model portfolio or investment advisory services from SWBC. If the Program terminates you will remain in your existing investment options until you provide us with new instructions. We can also terminate the Program at any time and for any reason. If we terminate the Program you will become self-directed. We do not provide investment advice. Please note that if you were switched from the Maximum transfer flexibility method to the Maximum investment options choice method when you enrolled in the Program you will not be automatically switched back to the Maximum transfer flexibility method if your participation in the Program terminates. Likewise, if any automated programs, a Performance Cap Threshold or Segment maturity instructions were terminated when you enrolled in the Program, those automated programs, Performance Cap Thresholds or special maturity instructions will not automatically resume; you will need to provide us with new instructions regarding which automated programs that you wish to re-enroll
in, any Performance Cap Threshold you wish to set and any new Segment maturity instructions you want to use.

Please note:

•	Your Planned Retirement Age cannot be later than the maturity date under your contract.

•	If you are currently invested in the Personal Income Benefit, you are not eligible to participate in the Program at this time.

•	If you have current investments in the Structured Investment Option, you may not be eligible to participate in the Program if your current Structured Investment Option allocations are higher than the Model Portfolio allocations to the Structured Investment Option would be based on the information you provided SWBC.

•	You cannot move from Semester Strategies Plus to Semester Strategies.

•	If you change your future allocations or transfer account value from one investment option to another, your participation in the Program will terminate and you will become self-directed.

•	When you enroll in the Program, you will not be able to establish a new automated rebalancing program and any current automated rebalancing program will terminate.

•	The Program will rebalance and reallocate your account value generally according to the Model Portfolio allocations; however, because of the difference in timing between Semester Strategies Rebalance Dates, Semester Strategies Reallocation Dates and amounts directed into Segments first being placed in Segment Type Holding Accounts, your actual allocations may vary from the Model Portfolio allocations at certain points in time if you have account value in Segments.

For additional information or to enroll in the Program, contact your financial professional or one of our customer service representatives. The Program may not be available to all plans, all contracts, all certificates, in all states or through all financial intermediaries.

3.
Principal risks of investing in the contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this prospectus.

Risks associated with variable investment options

You take all the investment risk for amounts allocated to one or more of the subaccounts, which invest in Portfolios. If the subaccounts you select increase in value, then your account value goes up; if they decrease in value, your account value goes down. How much your account value goes up or down depends on the performance of the Portfolios in which your subaccounts invest. We do not guarantee the investment results of any Portfolio. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.

Risks associated with the Structured Investment Option (SIO)

An investor is not invested in the Index or in the securities tracked by the Index. There are unique risks regarding the SIO.

Limiting Negative Returns (Segment Risk of Loss)

•
There is a risk of a substantial loss of your principal because you agree to absorb all losses from the portion of any negative Index Performance Rate that exceeds the Segment Buffer for any Segment at maturity. Currently, the only levels of protection are the -10% or the -20% Segment Buffers at maturity. You could lose as much as 80% (for Segments with a -20% Segment Buffer) to 90% (for Segments with a -10% Segment Buffer) of your principal and previously credited interest due to negative index performance on the Segment Maturity Date.
We may change the indices and/or Segment Options in the future, but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss.
In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested.

Limiting Positive Returns (Performance Cap Rates
)

•	Your Segment Rate of Return for a Segment is limited by its Performance Cap Rate, which could cause your Segment Rate of Return to be lower than it would otherwise be if you invested in a mutual fund or exchange-traded fund designed to track the performance of the Index.

•	We declare a Performance Cap Rate for each Segment, which is the highest Segment Rate of Return that can be credited on the Segment Maturity Date for that Segment. The Performance Cap Rate may limit your participation in any increases in the underlying Index associated with a Segment. Our minimum Performance Cap Rates for 1, 3, and 5-year Segments are 4%, 12%, and 20%, respectively. See Appendix: “State contract availability and/or variations of certain features and benefits” for more information on state variations.
We will not open a Segment
with a Performance Cap Rate below the applicable
minimum
Performance Cap Rate.
In some cases, we may decide not to declare a Performance Cap Rate for a Segment, in which case there is no maximum Segment Rate of Return for that Segment.

•
The Performance Cap Rate is determined on the Segment Start Date. You will not know the rate in advance. Prior to the Segment Start Date, you may elect a Performance Cap Threshold. The threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. If we declare a cap that is lower than the threshold you specify, you will not be invested in that Segment and your account value will remain in that Segment Holding Account until the next available Segment for which your threshold is met or you provide us with alternative instructions. You risk having amounts remain in Segment Holding Accounts for lengthy periods of time rather than being invested in Segments. If you do not specify a threshold, you risk the possibility that the Performance Cap Rate established will have a lower cap than you would find acceptable. We will not open a Segment if the Performance Cap Rate for 1, 3, and 5-year Segments would be less than 4%, 12%, and 20%, respectively. See Appendix: “State contract availability and/or variations of certain features and benefits” for more information on state variations. The Performance Cap Rate is a rate of return from the Segment Start Date to the Segment Maturity Date.

Risks Related to Withdrawals (Segment Interim Value)

•	There is a risk of loss of principal and previously credited interest in the case of a withdrawal (including an automatic or systematic withdrawal or a required minimum distribution), annuitization, death, surrender, contract cancellation, or transfer prior to a Segment Maturity Date due to charges and adjustments imposed on those distributions, and this may occur even if index performance has been positive.

•
The method we use in calculating your Segment Interim Value may result in an amount lower than your Segment Investment, even if the Index has experienced positive investment performance since the Segment Start Date. Also, this amount may be less than the amount you would receive had you held the investment until maturity.
Because the end-of-term downside

protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios.
This loss will be greater if you also have to pay a withdrawal charge, or if you have to pay taxes or tax penalties.

•	If you take a withdrawal, including required minimum distributions, and there is insufficient value in the other investment options available under your EQUI-VEST
®
contract and the Segment Holding Account, we will withdraw amounts pro rata from any active Segments in your EQUI-VEST
®
contract. Amounts withdrawn from active Segments will be valued using the formula for calculating the Segment Interim Value.

•	Amounts paid on death or surrender before the Segment Maturity Date, will be based on the Segment Interim Value.

•
Any calculation of the Segment Interim Value will generally be affected by changes in both the volatility and level of the Index, as well as interest rates. The calculation of the Segment Interim Value is linked to various factors, including the value of a basket of put and call options on the Index as described in “Contract Adjustment — Segment Interim Value” in the Statement of Additional Information. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. Also, for all contracts using a Performance Cap Rate limiting factor, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal.

•	You cannot transfer out of a Segment prior to its maturity to another investment option. You can only make withdrawals out of a Segment or surrender your EQUI-VEST® contract. The amount you would receive would be calculated using the formula for the Segment Interim Value.

Risks Related to Segments, Segment Returns, and Segment type Holding Accounts

•	We may, in our sole discretion, not offer certain Segments on one or more Segment Start Dates.

•	We may not offer new Segments. Therefore, a certain Segment may not be available for you to transfer your Segment Maturity Value into after the Segment Maturity Date.
•	We have the right to substitute an alternative index prior to Segment Maturity if the publication of the Index is discontinued or at our sole discretion we determine that our use of the Index should be discontinued or if the calculation of the Index is substantially changed. If we substitute an index for an existing Segment, we would not change the Segment Buffer or Performance Cap Rate. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index.

•	The amounts held in the Segment Holding Account may earn a return that is less than the return you might have earned if those amounts were held in another investment option.

•	The level of risk you bear and your potential investment performance will differ depending on the Segments you choose. All of the reference Indices are price return indices, meaning that dividends are excluding from the performance of the Index. The performance of an Index is based on changes in the values of the securities or other instruments that comprise or define the Index. The securities and instruments comprising or defining the Indices are subject to a variety of investment risks, many of which are complicated and interrelated. These risks may affect capital markets generally, specific market segments, or specific issuers. The performance of the Indices may fluctuate, sometimes rapidly and unpredictably. Negative Index performance may cause you to lose money on your investment in the contract. The historical performance of an Index or a Segment of the SIO does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Segment Duration.

In the highly unlikely event we were forced to stop offering new Segments, contract owners would be limited to transferring or contributing to the other investment options. You could choose to surrender your contract, but you may be subject to withdrawal charges, taxes, and tax penalties, and if you purchase another retirement vehicle, it may have different features, fees, and risks than your annuity contract. If you are buying the annuity contract for the SIO, you should speak to your financial adviser as to whether this product is suitable for you.

Risks Related to Indices

While it is not possible to invest directly in an Index, if you choose to allocate amounts to a Segment of the SIO, you are indirectly exposed to the investment risks associated with the applicable Index. Because each Index is comprised or defined by a collection of securities, each Index is largely exposed to market risk and issuer risk.

Market risk is the risk that market fluctuations may cause the value of a security to fluctuate, sometimes rapidly and unpredictably. Issuer risk is the risk that the value of an issuer’s securities may decline for reasons directly related to the issuer, as opposed to the market generally.

•	S&P Price Return Index: The S&P 500 Price Return Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and may not be able to attain the high growth rate of successful smaller companies.

•	Russell 2000
®
Price Return Index: The Russell 2000
®
Price Return Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. Small-capitalization companies are more likely to fail than larger companies.

•	MSCI EAFE Price Return Index: The MSCI EAFE Price Return Index is an equity index that captures large and mid-cap representation across developed markets around the world. The securities comprising the MSCI EAFE Price Return Index are subject to the risks related to investments in foreign markets (e.g. increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). In general, foreign markets may be less liquid, more volatile, and subject to less government supervision than domestic markets.

Risk associated with taking an early withdrawal

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with the purpose for which the investment is being considered.

Withdrawals could significantly reduce the minimum death benefit by an amount greater than the value withdrawn.

Withdrawals may be subject to Withdrawal Charges, negative Segment Interim Value adjustments (see Risks associated with the Structured Investment Option (SIO)), loss of interest and the possibility of adverse tax consequences.

Insurance company risk

No company other than us has any legal responsibility to pay amounts that we owe under the contract including amounts allocated to the SIO. The general obligations and any Guaranteed benefits under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability.

Possible fees on access to account value

We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur fees for accessing your account value such as a withdrawal charge, transfer fee, third party transfer or exchange fee, annual administrative expense, base contract expense, and/or a charge for any optional benefits.

Possible adverse tax consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of contract, whether a 403(b) TSA annuity contract, a 403(b)(7) custodial account or an EDC plan. We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.

Contract Changes Risk

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options. We reserve the right, subject to compliance with laws that apply, to remove variable investment options from the Separate Account, to combine any two or more variable investment options, to restrict or eliminate any voting rights as to the Separate Account, to limit or terminate contributions or transfers into any of the variable investment options, and to limit the number of variable investment options you may select.

We reserve the right to offer any or all Segments more or less frequently or to stop offering any of them (except we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss) or to suspend offering any or all of them temporarily for some or all contracts.

You should evaluate whether our ability to make the changes described above, and your ability to react to such changes, are appropriate based on your investment goals. When such changes occur, you should also evaluate whether those changes are appropriate based on your investment goals and, if not, you should evaluate your options under the Contract, which may be limited and may have negative consequences associated with them, as described in this section.

Risk of loss

All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Availability by financial intermediary

Some financial intermediaries (e.g., selling broker-dealer firms) may not offer and/or may limit the offering of certain investment options, contract benefits, and other contract features based on issue age or other criteria established by the selling broker-dealer. For example, your financial professional may not recommend a particular investment option or contract benefit to you that is described in this Prospectus. Before you purchase the contract, you should discuss with your financial professional any limitations, restrictions, or other variations related to the investment options, contract benefits or other contract features available to you through your financial professional. If a particular feature that interests you is not recommended through your broker-dealer, you may want to contact us to explore its availability.

Risk associated with taking a loan

Loans will decrease your account value and death benefit, and loaned amounts will not participate in the investment experience of your investment options. There may be adverse tax consequences associated with taking a loan from your contract.

Business disruption, cybersecurity, and artificial intelligence (“AI”) technologies risks

We rely heavily on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. Cyber-attacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks). Cybersecurity risks include, among other things, the loss, theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on our websites (or the websites of third parties on whom we rely), other operational disruption and unauthorized release, use or abuse of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value and interfere with our ability to process contract transactions and calculate account values. Systems failures and cyberattacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values and unit values and/or the underlying funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the underlying funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.

The development and deployment of AI tools and technologies, including generative AI, and its use and anticipated use by us or by third parties on whom we rely, may increase our existing operational risks or create new operational risks that we are not currently anticipating. AI and generative AI may be misused by us or by third parties upon which we rely, and that risk is increased by the relative newness of the technology, the speed at which it is being adopted, and the uncertain and evolving policy and regulatory landscape governing its use. Such misuse could expose us to legal or regulatory risk. Because the generative AI technology is so new, many of the potential risks of generative AI are currently unknowable.

In addition, we are also exposed to risks related to natural and man-made disasters, including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, or any other event, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic such as COVID-19, could result in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, which could likewise result in interruptions in our service. This could interfere with our processing of contract transactions, including processing orders from owners and orders with the underlying funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the underlying funds and issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.

4.
Determining your contract’s value

Your account value and cash value

Your “account value” is the total of the values you have allocated to (i) the variable investment options; (ii) the guaranteed interest option; (iii) the account for special dollar cost averaging, (iv) if you have taken a loan, balances and accrued interest held in your loan reserve account and (v) if you have Segments in the SIO and Segment Type Holding Accounts in the SIO. For more information about the account value in the SIO, please see “Structured Investment Option” in “Purchasing the Contract”. These amounts are also subject to certain fees and charges discussed in “Charges, expenses, and adjustments” in this prospectus.

Your contract also has a “cash value.” At any time before annuity payments begin, your contract’s cash value is equal to the account value, less: (i) any applicable withdrawal charges, (ii) the total amount or a pro rata portion of the annual administrative charge, (iii) the total amount or a pro rata portion of the Personal Income Benefit charge, if applicable and (iv) any outstanding loan plus accrued interest.

Personal Income Benefit feature

If you activated the Personal Income Benefit feature under your contract, we refer to the account value associated with that feature as your “Personal Income Benefit account value.” Your account value that is not associated with that benefit is referred to as your “Non-Personal Income Benefit account value.” Your total account value under the contract is the sum of these amounts.

Your Personal Income Benefit account value allocations are limited to certain variable investment options we refer to as the “Personal Income Benefit variable investment options.” Amounts in your Personal Income Benefit account value are also subject to certain transfer restrictions and a separate charge for providing the guarantees under the feature. See “Personal Income Benefit” in “Purchasing the Contract” and “Benefits available under the contract” and the Appendix: “Investment options available under the contract” in this prospectus for details.

Your contract’s value in the variable investment options

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by “units.” The value of your units will increase or decrease as though you had invested it in the corresponding portfolio’s shares directly. The value of your units, however, will be reduced by the amount of expenses deducted from the separate account, which are discussed in “Charges, expenses, and adjustments” in this prospectus.

The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day’s value for one unit. The number of your contract units in any variable investment option does not change unless they are increased or decreased to reflect additional contributions, withdrawals, withdrawal charges, transfers and loans.

In addition, the annual administrative charge, the Personal Income Benefit charge, the third-party transfer or exchange charge and plan operating expense charge (if applicable), will reduce the number of units credited to your contract. A description of how unit values are calculated is found in the SAI.

Your contract’s value in the guaranteed interest option and account for special dollar cost averaging

Your value in the guaranteed interest option and account for special dollar cost averaging at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.

Your certificate’s value in the Segments of the Structured Investment Option

Your value in each Segment of the Structured Investment Option at any time before the Segment Maturity Date is the Segment Interim Value. See “Structured Investment Option” under “Purchasing the Contract” in this prospectus and ”Contract Adjustment — Segment Interim Value” in the Statement of Additional Information.

Even if the Index has experienced positive investment performance since the Segment Start Date, because of the factors we take into account in the calculation above, your Segment Interim Value may be lower than our Segment Investment.

Insufficient account value

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due unless you have activated the Personal Income Benefit feature under your contract. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract. For information about what happens if your Personal Income Benefit account value falls to zero, see “Effect of your Personal Income Benefit account value falling to zero” in “Benefits available under the contract” in this prospectus.

5.
Transferring your money among investment options

Transferring your account value

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

•	You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

•	If you activated the Personal Income Benefit feature, you may transfer your Personal Income Benefit account value among Personal Income Benefit variable investment options. Also, you may transfer your account value from your Non-Personal Income Benefit investment options to the Personal Income Benefit variable investment options, subject to the limitations described in “How you can purchase and contribute to your contract” and “What are your investment options under the contract?” under “Purchasing the Contract” in this prospectus.

•	Under certain contracts, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.

•	Transfers from the Personal Income Benefit variable investment options to the Non-Personal Income Benefit variable investment options, the account for special dollar cost averaging and the guaranteed interest option are generally not permitted. However, once you have had amounts allocated to the Personal Income Benefit variable investment options for at least one year from the date of the initial allocation, we will permit a one-time exception to this requirement. If you utilize this exception, you must transfer all amounts out of the Personal Income Benefit variable investment options into Non-Personal Income Benefit investment options. This will permanently discontinue the Personal Income Benefit and you will not be able to make transfers back into the Personal Income Benefit variable investment options. We will deduct a pro rata portion of the charge for the Personal Income Benefit from the Personal Income Benefit account value. You will have to make this request in a form acceptable to us, and provide allocation instructions for the transferred funds. If your allocation instructions on file included allocations to the Personal Income Benefit variable investment options, you will also need to provide new allocation instructions.

•	If you choose the “Maximum investment options choice” method for selecting investment options (including if you have been deemed to have selected that method as a result of a Target Date Allocation investment option in which you are invested becoming a group “B” option as described under “Selecting your investment method” in “Purchasing the Contract” and Appendix: “Investment options available under the contract” in this prospectus) the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is the greatest of: (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior contract year, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior contract year or, (c) 25% of all amounts you transferred or allocated to the guaranteed interest option during the current contract year.

•	Transfers into the guaranteed interest option would not be permitted if the requested transfer would result in more than 25% of your account value being allocated to the guaranteed interest option, based on your account value of the previous business day. Currently, we are relaxing this limitation. If we decide to change our limitations on transfers into the guaranteed interest option, we will provide you with notice of at least 45 days.

•	There are additional transfer restrictions for account value in the SIO. Please see the “Structured Investment Option” section for more information.

•	You may not transfer out of a Segment before its Segment Maturity Date.

•	You may not transfer out of the Segment Holding Account on a Segment Start Date.

•	A contribution or transfer into the Segment Holding Account on a Segment Start Date will not be transferred into the Segment that is created on that Segment Start Date. Your money will be transferred into a Segment on the following month’s Segment Start Date, provided you meet the participation requirements.

•	You may not contribute or transfer money into the Segment Holding Account and designate a Segment Start Date. The account value in the Segment Holding Account will be transferred on the first Segment Start Date on which you meet the participation requirements.

•	You may not contribute or transfer into the Segment Holding Account if the Segment Maturity Date of the Segment that will be created on the Segment Start Date would be after the contract maturity date (the contract date anniversary that follows the annuitant’s/participant’s 95th birthday).

•	You may not contribute to the Segment Holding Account or transfer to the Segment Holding Account or a Segment if the total number of Segments plus the

Segment Holding Account that would be active in your contract after such contribution or transfer would be greater than 13. If a transfer from the Segment Holding Account into a Segment will cause a contract to exceed this limit, such transfers will be defaulted to the EQ/ Money Market variable investment option.

•	Transfers from the Segment Holding Account to a Segment will not occur if you do not meet the participation requirements. See “Segment Participation Requirements” in “Structured Investment Option” in “Purchasing the Contract” earlier in this prospectus.

•	If your EQUI-VEST
®
contract permits Dollar cost averaging (“DCA”) and/or the Special dollar cost averaging (“Special DCA”) programs, you can elect to have the DCA or Special DCA systematically transfer amounts over time to the Segment Holding Account. A fixed dollar amount (or interest credited in the guaranteed interest option under DCA) will be transferred from the guaranteed interest option or the account for Special DCA into the Segment Holding Account on a monthly basis subject to the following current limitations:

—
The first transfer out of the guaranteed interest option or the Account for Special DCA into the Segment Holding Account will occur on the last business day of that month, and future transfers from the guaranteed interest option or the account for Special DCA into the Segment Holding Account will occur on the last business day of each month.

—	The duration of Dollar cost averaging, if a fixed dollar amount is elected, will be until there is a zero balance in the guaranteed interest option.

—	The duration of the Special DCA program, if elected, cannot exceed 12 months.

—	The DCA or Special DCA can be cancelled at any time.

—
If the DCA or Special DCA is cancelled, you have the option to transfer out of the Segment Holding Account into any of the investment options. Any amounts not transferred out will be swept into the currently available Segment on the Segment Start Date.

—	Generally, allocations into a Segment will occur on the close of business on the 15th of each month.

—	The rebalancing program feature in your EQUIVEST ® contract is not available for amounts allocated to the Segment Holding Account or to any Segment.

Upon advance notice to you, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. We may also, at any time, exercise our right to close a variable investment option to transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the “Disruptive transfer activity” section below.

You may request a transfer in writing or by telephone using the EQUI-VEST toll-free line or online using Equitable Client portal. You must send all signed written requests directly to our processing office. Transfer requests should specify:

(1)	the contract number,

(2)	the dollar amounts to be transferred, and

(3)	the investment options to and from which you are transferring.

Under EDC contracts, either you or your employer, whichever applies, can direct us to transfer among the investment options.

Please see “Allocating your contributions” in “Purchasing the Contract” for more information about your role in managing your allocations.

We will confirm all transfers in writing.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small-
and

mid-capitalization
companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-
and
mid-capitalization
companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the Trust (the “affiliated trust”), as well as investment options with underlying portfolios of outside trusts with which the Company has entered participation agreements (the “unaffiliated trusts” and, collectively with the affiliated trusts, the “trusts”). The affiliated trust has adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. It aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.
Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

6.
Accessing your money

Withdrawing your account value

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see “Tax information” in this prospectus.

Withdrawals reduce your account value and may be subject to withdrawal charges and have tax consequences, including possible tax penalties, will not be credited with any index interest at Segment maturity, could reduce guaranteed benefits by more than the amount of the withdrawal, and because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios.

You can withdraw from Segments on the Segment Maturity Date and avoid the Segment Interim Value calculation and losing any interest credited at Segment maturity on amounts withdrawn. A withdrawal from a Segment prior to the Segment Maturity Date could reduce your Segment Investment by more than the amount of the withdrawal, and over time, could result in a significant loss of principal and previously credited interest. The decrease in the remaining Segment Investment following the withdrawal will likely be greater the earlier the withdrawal is taken during the Segment Duration.

For information on how withdrawals could significantly reduce or terminate your Guaranteed death benefits and potentially cause your contract to terminate, please see “Insufficient account value” in “Determining your contract’s value” and “Effect of Personal Income Benefit Early and Excess withdrawals” and “Death Benefits” in “Benefits available under the contract” in this prospectus for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

Method of withdrawal

Contract	Partial withdrawal	Systematic	Minimum distribution
TSA	Yes (1)(2)(3)	Yes (1)(2)(3)	Yes (2)
EDC	Yes (1)(2)(3)	Yes (1)(2)(3)	Yes (2)(3)
(1)	Only if the contract is not subject to withdrawal restrictions.
(2)	Only if there are no outstanding loans.
(3)	Requires or may require your Employer’s (or its designee) or Plan Administrator’s approval. See “Tax information” in this prospectus.

There are different policies, restrictions and adjustments regarding withdrawals from Segments of the SIO. See the “Structured Investment Option” in Purchasing the contract” for more information.

This contract permits ongoing withdrawals from the index options prior to the end of the term. These ongoing deductions could have adverse effects of values under the contract and if an investor intends to elect such ongoing withdrawals, they should consult with their financial professional about the appropriateness of the contract for them.

Taking withdrawals under the Personal Income Benefit

This section describes the ways in which you can receive Guaranteed Annual Withdrawal Amount payments. You may take unscheduled payments by submitting a request in a form acceptable to us, or you can take payments under one of our automated payment plans.

Under either the Maximum payment plan or the Customized payment plan, you may take withdrawals on a monthly, quarterly or annual basis, provided the scheduled payment is at least $250 for monthly and quarterly payments. If the scheduled payment falls below this amount, we will terminate the program, even if a required minimum distribution withdrawal causes the reduction. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time after you are eligible to start taking Guaranteed Annual Withdrawal Amount payments. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. The first payment date cannot be more than one full payment mode from the date the enrollment form is received at our processing office.

Our automatic payment plans are available to you if you are taking withdrawals to help you meet lifetime required minimum distributions under federal income tax rules. To best meet your needs, you should consider using an automatic payment plan in conjunction with our RMD automatic withdrawal option. The RMD automatic withdrawal option is described later in this section.

Maximum payment plan.
 Our Maximum payment plan provides for the withdrawal of the Guaranteed Annual Withdrawal Amount in scheduled payments. You select the payment frequency; annually, quarterly or monthly. The amount of the withdrawal will increase on contract date anniversaries with any Ratchet increase.

If you elect annual payments, you may choose the date on which you receive your Guaranteed Annual Withdrawal Amount, but that date cannot be more than one full payment mode from the date your enrollment form is received at our processing office. If you have taken a partial withdrawal from your Personal Income Benefit account value prior to enrollment in the Maximum payment plan, the payment you receive will be the difference between your Guaranteed Annual Withdrawal Amount and the previously received withdrawal.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, your first payment will be made as soon as your request is processed and include any additional amount that would have been paid to you if you had elected the plan at the beginning of the contract year (the “catch-up payment”).

If you take a partial withdrawal from your Personal Income Benefit account value in the same contract year, but prior to enrollment in the Maximum payment plan and the partial withdrawal was greater than any catch-up payment due, the partial withdrawal will be subtracted from the Guaranteed Annual Withdrawal Amount and the difference will be divided by the number of scheduled payments. If the partial withdrawal was less than any catch-up payment due, it will be subtracted from the catch-up payment and the difference will be included with your first payment. In subsequent years, you will receive the full amount of your Guaranteed Annual Withdrawal Amount.

If you take a partial withdrawal from the Personal Income Benefit account value after enrolling in the Maximum payment plan, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

Customized payment plan
. Our Customized payment plan provides you with the option of electing to take either: (1) a fixed dollar amount withdrawal not to exceed the Guaranteed Annual Withdrawal Amount, which will be subtracted from the Personal Income Benefit account value; or (2) a fixed dollar amount that may exceed the Guaranteed Annual Withdrawal Amount, which will be subtracted first from the Personal Income Benefit account value (up to the amount of the Guaranteed Annual Withdrawal Amount) and then from the Non-Personal Income Benefit account value. If the Non-Personal Income Benefit account value is not sufficient to satisfy the request, only the amount of the Guaranteed Annual Withdrawal Amount will be paid out as scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with any Ratchet increase. You must elect to change the scheduled payment amount.

If you take a partial withdrawal from the Personal Income Benefit account value in the same contract year, but prior to your enrollment in the Customized payment plan, you will only be able to elect this plan if the partial withdrawal was less than the Guaranteed Annual Withdrawal Amount. In that case, you will receive the requested payments, up to the Guaranteed Annual Withdrawal Amount. Once the total of the scheduled payment made equals the Guaranteed Annual Withdrawal Amount, the plan will be suspended for the remainder of the contract year. If you take a partial withdrawal from the Personal Income Benefit account value while the Customized payment plan is in effect, and that withdrawal plus all other withdrawals from the Personal Income Benefit account value during that contract year exceed the Guaranteed Annual Withdrawal Amount, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.
This contract permits ongoing withdrawals from the index options prior to the end of the term. These ongoing deductions could have adverse effects of values under the contract and if an investor intends to elect such ongoing withdrawals, they should consult with their financial professional about the appropriateness of the contract for them.

Partial withdrawals and terminations

Subject to the terms of the Plan, your contract and any restrictions in federal income tax rules, you may take partial withdrawals from your account value (your Non-Personal Income Benefit account value, your Personal Income Benefit account value or both) or terminate your contract at any time while you are living and before annuity payments begin. If you take a withdrawal from your Personal Income Benefit account value, the withdrawal may affect your Guaranteed Annual Withdrawal Amount. See “Effect of Personal Income Benefit Early and Excess withdrawals” under “Personal Income Benefit” in “Benefits available under the contract” in this prospectus for more information. Also, if you are at least age 59
1
⁄
2
and have separated from service with the employer that sponsored the Plan, any withdrawal request will be considered a request to begin receiving Guaranteed Annual Withdrawal Amount payments.

The minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your contract and pay you its cash value except if you have activated the Personal Income Benefit feature of your contract.

Partial withdrawals, or payments of remaining account value in excess of the 10% free withdrawal amount, may be subject to a withdrawal charge. See “10% free withdrawal amount” in “Charges, expenses, and adjustments” in this prospectus.

Systematic withdrawals
(Available for Non-Personal Income Benefit account value only; not available if Guaranteed Annual Withdrawal Amount payments are being taken through the Maximum payment plan or the Customized payment plan.)

You may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. If you do not select a date, your withdrawals will be made on the first business day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking or savings account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the Non-Personal Income Benefit variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the Non-Personal Income Benefit variable investment options and/or the guaranteed interest option, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1)
Pro rata from all of your Non-Personal Income Benefit variable investment options and the guaranteed interest option, in which you have value (without exhausting your values in those options). Once the requested amount is greater than your account value, the systematic withdrawal program will terminate.

(2)
Pro rata from all of your Non-Personal Income Benefit variable investment options and the guaranteed interest option, in which you have value (until your account value is exhausted). Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

(3)
You may specify a dollar amount from one Non-Personal Income Benefit variable investment option or the guaranteed interest option. If you choose this option and the value in that investment option drops below the requested withdrawal amount, the requested withdrawal amount will be taken on a pro rata basis from all remaining Non-Personal Income Benefit investment options in which you have value. Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

You may elect systematic withdrawals under TSA and governmental employer EDC contracts if:

•	the Plan or program permits it;

•	the contract is not subject to withdrawal restrictions; and

•	the contract does not have a loan outstanding.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.

This contract permits ongoing withdrawals from the index options prior to the end of the term. These ongoing deductions could have adverse effects of values under the contract and if an investor intends to elect such ongoing withdrawals, they should consult with their financial professional about the appropriateness of the contract for them.

Lifetime required minimum distribution withdrawals
(See “Tax information” in this prospectus)

We offer our “required minimum distribution automatic withdrawal option” to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, withdrawals may be subject to a withdrawal charge if your withdrawal exceeds the 10% free withdrawal amount. You may choose instead an annuity payout option. Before electing an account-based withdrawal option, please refer to “required minimum distributions” under “Tax Information” in this prospectus for your specific type of retirement arrangement.
The actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals, which could increase the amount required to be withdrawn. For this purpose, additional annuity contract benefits may include guaranteed benefits such as the Personal Income Benefit.

You may elect our RMD automatic withdrawal option in the year in which you reach the applicable RMD age under federal tax law (as described under “Tax Information” later in this prospectus).

In all cases, your election will be subject to the terms of the plan, if applicable. You should consider whether you must begin taking lifetime required minimum distributions based on your birthdate and whether you have retired from service with the employer sponsoring the plan. See the discussion of lifetime required minimum distributions under “Tax Information” in this prospectus.

To elect this option, you must have account value in the variable investment options and the guaranteed interest option of at least $2,000. You do not have any outstanding loan. When electing this option, amounts from both your Personal Income Benefit account value and your Non-Personal Income Benefit account value are used to determine your lifetime required minimum distribution payment each year. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value unless you have activated the Personal Income Benefit feature of your contract. Currently, minimum distribution withdrawal payments will be made annually.

Currently, we do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same contract year exceeds the 10% free withdrawal amount.

The RMD automatic withdrawal option does not generate required minimum distribution payments during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after the applicable RMD age, you must make any required minimum distributions before the rollover or transfer. If you do not, any withdrawals that you make during the first contract year to satisfy your required minimum distributions may be subject to withdrawal charges (if applicable) if they exceed the 10% free withdrawal amount.

For
tax-exempt
employer EDC contracts, this election may not be revoked.

For contracts subject to minimum distribution requirements, we will send a form outlining the distribution options available in the year you reach the applicable RMD age, if you have not begun your annuity payments before that time.

For contracts with Personal Income Benefit.
 For certificates that have activated the Personal Income Benefit, withdrawals not taken through our RMD automatic withdrawal option may cause a Personal Income Benefit Early withdrawal, if they are taken prior to your eligibility to take your Guaranteed Annual withdrawal Amount. Also, those withdrawals may cause a Personal Income Benefit Excess withdrawal if they exceed your Guaranteed Annual withdrawal Amount. If you have not already elected to begin receiving Guaranteed Annual Withdrawal Amount payments when you elect the RMD automatic withdrawal option, you will be required to select either the single or joint life option for Guaranteed Annual Withdrawal Amount payments. You may change this election any time before amounts from your Personal Income Benefit account value are accessed to make a payment. We will take RMD payments from your Non-Personal Income Benefit account value first. If there are insufficient funds in your Non-Personal Income Benefit account value, the amount will be taken from your Personal Income Benefit account value. Once amounts are taken from your Personal Income Benefit account value, your Guaranteed Annual Withdrawal Amount payments will be considered to have begun. At this point, you will no longer be able to contribute or transfer amounts to the Personal Income Benefit variable investment options.

Generally, if you elect our RMD automatic withdrawal option, any lifetime required minimum distribution payment we make to you under our RMD automatic withdrawal option will not be treated as a Personal Income Benefit Early or Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our RMD automatic withdrawal option, we will make an extra payment, if necessary, in December that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. If this extra payment is made, the amount will be taken from your Non-Personal Income Benefit account value first. If there are insufficient funds in your Non-Personal Income Benefit account value, the amount will be taken from your Personal Income Benefit account value. If this amount, plus any other withdrawals from the Personal Income Benefit account value, equals or exceeds your Guaranteed Annual Withdrawal Amount, your payment plan will be suspended for the remainder of the contract year. If this amount, plus any other withdrawals from the Personal Income Benefit account value has not equaled or exceeded the Guaranteed Annual Withdrawal Amount, scheduled payments will continue until the Guaranteed Annual Withdrawal Amount is paid. At that time, your payment plan will be suspended until the following contract year. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Personal Income Benefit Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The partial withdrawal may cause a Personal Income Benefit Excess withdrawal and may be subject to a withdrawal charge (if applicable). You may enroll in the plan again any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your Personal Income Benefit account value and Guaranteed Annual Withdrawal Amount may be reduced. See “Effect of Personal Income Benefit Early and Excess withdrawals” under “Personal Income Benefit” in “Benefits available under the contract” in this prospectus.

If you elect our RMD automatic withdrawal option and elect to take your Guaranteed Annual Withdrawal Amount payments in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, in December that will equal your required minimum distribution less all withdrawals made through the payment date. If this extra payment is made, the amount will be taken from your Non-Personal Income Benefit account value first. If the sum of the Guaranteed Annual Withdrawal Amount and Non-Personal Income Benefit account value is insufficient to satisfy the required minimum distribution, we will make an additional payment from your Personal Income Benefit account value, if necessary, to satisfy the required minimum distribution amount. The RMD payment we make to you will not be treated as a Personal Income Benefit Excess withdrawal.

If prior to December you make a partial withdrawal that exceeds your Guaranteed Annual Withdrawal Amount, but not your RMD amount, that partial withdrawal will be treated as a Personal Income Benefit Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as a Personal Income Benefit Excess withdrawal.

For the purpose of these examples, assume your Personal Income Benefit account value is $30,000 and there are no allocations to your Non-Personal Income Benefit account value. Also, assume the following:

•	Your annual RMD amount = $6,000;

•	Your Ratchet Base = $60,000; and

•	Your Guaranteed Annual Withdrawal Amount = $2,400.

EXAMPLE 1:

You take a partial withdrawal of $3,600 from your Personal Income Benefit account value on July 1st. By doing so, you have exceeded your Guaranteed Annual Withdrawal Amount by $1,200. This is a Personal Income Benefit Excess withdrawal that will reduce both your Ratchet Base and Guaranteed Annual Withdrawal Amount on a pro rata basis. Your Personal Income Benefit account value will be reduced dollar-for-dollar by the amount of the withdrawal. Here are the values after the withdrawal:

•	Personal Income Benefit account value = $26,400 (or $30,000 - $3,600).

•	Your Ratchet Base = $57,600 (or $60,000 - $2,400). This $2,400 reduction represents a pro rata reduction of 4%.

•	Guaranteed Annual Withdrawal Amount ( for future contract years ) = $2,304 (or $2,400 – $96). This $96 reduction represents a pro rata reduction of 4%.

In this example, if you do not take additional withdrawals between July 1st and December, we will pay you your remaining RMD amount of $2,400 and it will not be treated as a Personal Income Benefit Excess withdrawal.

EXAMPLE 2:

You take a partial withdrawal of $2,000 from your Personal Income Benefit account value on July 1st and make no other withdrawals for the remainder of the calendar year. In this case, your Personal Income Benefit account value will be reduced dollar-for-dollar by the amount of the withdrawal. However, your Ratchet Base will not be reduced and the Guaranteed Annual Withdrawal Amount remaining for the current contract year will be $400. Here are the values after the withdrawal:

•	Personal Income Benefit account value = $28,000 (or $30,000 - $2,000).

•	Your Ratchet Base = $60,000.

•	Remaining Guaranteed Annual Withdrawal Amount ( for current contract year ) = $400 (or $2,400 – $2,000).

•	Remaining Guaranteed Annual Withdrawal Amount ( for future contract years ) = $2,400.

In this example, if you do not take additional withdrawals between July 1st and December, we will pay you your remaining RMD amount of $4,000 and it will not be treated as a Personal Income Benefit Excess withdrawal.

If you do not elect our RMD automatic withdrawal option and your Guaranteed Annual Withdrawal Amount payments are insufficient to satisfy the required minimum distribution payment, any additional withdrawal taken from your Personal Income Benefit account value in the same contract year will be treated as a Personal Income Benefit Excess withdrawal. Also, if you elect our RMD automatic withdrawal option, but satisfy your RMD through ad-hoc withdrawals prior to the December payment date, any withdrawal that exceeds the Guaranteed Annual Withdrawal Amount will be treated as a Personal Income Benefit Excess withdrawal.

Hardship and unforeseeable emergency withdrawals

Generally, in order to receive a hardship or unforeseeable emergency withdrawal (special federal income tax definition), you must meet certain criteria and have your request approved by the Plan. For more information, see “Withdrawal restrictions — Salary reduction contributions” under “Tax Information” in this prospectus.

For contracts that have activated the Personal Income Benefit feature

•	The amounts withdrawn to satisfy the withdrawal request will be taken from your Non-Personal Income Benefit account value first, if you have any. If values from your Personal Income Benefit account value are used to satisfy the withdrawal request, the withdrawal will be treated as a Personal Income Benefit Early withdrawal. For more information, see “Effect of Personal Income Benefit Early and Excess withdrawals” under “Personal Income Benefit” in “Benefits available under the contract” in this Prospectus.
•	If you have an existing loan, the withdrawal will not cause a default of your loan. You can continue to repay the outstanding loan. As discussed below in “Loans,” failure to repay a loan can have substantial tax consequences.

How withdrawals are taken from your account value

If you have not specified otherwise, we will subtract your withdrawals on a pro rata basis from your values in the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will subtract your withdrawals from your values in the account for special dollar cost averaging.

You can only request a withdrawal or loan be taken specifically from a Segment of the SIO when there is zero value (meaning no money) in all other investment options and the Segment Holding Account.

If you have amounts in a Segment Holding Account and you make a withdrawal on a Segment Start Date, that withdrawal will occur before any transfer into the Segment and that withdrawal amount will not be transferred into the Segment created on that date.

Withdrawals from a Segment prior to your Segment Maturity Date reduce the Segment Investment on a pro rata basis by the same proportion that the Segment Interim Value is reduced on the date of the withdrawal. We use the Segment Investment to determine your Segment Maturity Value.

You can request, in advance of your Segment Maturity Date, a withdrawal of your Segment Maturity Value on the Segment Maturity Date.

We reserve the right to change or cancel this provision at any time.

If you have made allocations to the Personal Income Benefit variable investment options, you should carefully consider how withdrawals are to be made from your total account value. In general, the specific form we require for withdrawal requests will ask you how your withdrawals should be made from your total account value. Depending on certain factors, including your age at the time, taking withdrawals from your Personal Income Benefit account value may have a significant impact on that benefit. For more information, see “Personal Income Benefit” in “Benefits available under the contract” in this prospectus.

Automatic deposit service

If you are receiving required minimum distribution payments from your contract, you may use our automatic deposit service.

Under this service we will automatically deposit the required minimum distribution payment from your contract directly into an existing EQUI-VEST
®
NQ or ROTH IRA or an existing EQUI-VEST
®
Express
SM
NQ or ROTH IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs.

Loans

If the Plan permits, loans are available under a 403(b) plan or governmental employer 457(b) EDC plan. Loans are subject to federal income tax limits and are also subject to the limits of the Plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA. You may borrow against your account value only under a TSA contract or a contract issued under a governmental employer 457(b) EDC plan. Loans under tax-exempt
employer EDC plans are not available. We do not permit loans under any contract when the required minimum distribution automatic withdrawal option has been elected. Also, we reserve the right to change loan terms as long as any such change is made to maintain compliance with any applicable laws or regulations that may apply.

Before we make a loan, you must properly complete and sign a loan request form. Generally, the approval of the employer, its delegate or Plan Administrator must also be demonstrated. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office. Please note that if we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day prior to the 27th of the month, your loan transaction will be effective on that business day. If we receive a properly completed and signed loan request form (and any other information necessary to complete the loan transaction) at our processing office on a business day that is on the 27th of the month or later, your loan will be processed on the first business day of the month following the date it was received. In the case of certain TSA contracts subject to ERISA, the written consent of your spouse will be required to obtain a loan and the Plan Administrator needs to sign the loan form. In the case of governmental employer EDC contracts, the loan must be approved by the contract owner; generally, your employer, plan trustee, or the Plan Administrator as authorized under the governmental employer plan. Please see the loan provisions stated in the contract and read the terms and conditions in the loan request form carefully and consult with a tax advisor before taking a loan. Also, see Appendix “State contract availability and/or variations of certain features and benefits” in this prospectus for any state rules that may affect loans from a TSA or governmental employer EDC contract.

We permit only one loan to be outstanding at any time.

A loan will not be treated as a taxable distribution unless:

•	it exceeds limits of federal income tax rules; or

•	interest and principal are not paid when due; or

•	in some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

The tax consequences of failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.
Amounts borrowed do not participate in the investment options’ investment experience and, therefore, loans can affect the account value and death benefit whether or not the loan is repaid. The account value at surrender and the death proceeds payable will be reduced by the amount of any outstanding loan plus accrued interest.

Loan reserve account.
On the date your loan is processed, we will transfer to a “loan reserve account” an amount equal to the sum of (a) and (b), where (a) is the loan amount (which will earn interest at the “loan reserve account rate” while your loan is outstanding), and (b) is 10% of the loan amount (which will earn interest at the guaranteed interest rate while your loan is outstanding). You may not make any partial withdrawals or transfers among investment options or other transaction from the loan reserve account until after repayment of the principal amount then due. You may specify on the loan request form from which investment option(s) the loan reserve account will be funded.

The “loan reserve account rate” will equal the loan interest rate minus a maximum rate of 2%. This excess of the interest rate that we charge is also referred to as the “net loan interest charge.” See the “Fee table” for more information. Loans are discussed further in “Tax information” in this prospectus.

Repaying a loan
.
 When you take a loan, we use the principal amount of the loan, the loan interest rate and the term of the loan to determine the loan repayment amount. You can repay a loan through payroll deduction, Equitable Client portal or by personal check. Loan repayments must be made quarterly, unless you enroll through Equitable Client portal for monthly systematic repayments (not available for contracts owned by a corporate trustee). You can elect to have the principal portion of your loan repayments automatically distributed among your investment options in accordance with your investment allocation instructions currently on file. If you elect this option, the transfer to your investment options will take place on the next business day after we receive your loan repayment. You can repay your loan in full, including interest due, at any time (by bank check or money order only). In very limited specified circumstances concerning leaves of absence, and upon our receipt of the documentation we require, loan repayment can be suspended. Otherwise, loans must be repaid according to the repayment schedule to avoid default. See “Tax information” in this prospectus. Loan repayments are allocated according to your allocation instructions on file.

Loans and the Personal Income Benefit.
 If you activated the Personal Income Benefit benefit by allocating amounts to the Personal Income Benefit variable investment options and request a loan, you will be able to specify the investment options from which the loan will be taken. When taking a loan, you must deplete the Non-Personal Income Benefit investment options before utilizing the Personal Income Benefit variable investment options. If you do not specify investment options, the loan amount will be taken from your Non-Personal Income Benefit account value first. If there are insufficient values to complete your loan request, the remaining loan amount will be taken from the Personal Income Benefit account value. If a loan is taken from your Personal

Income Benefit account value, this amount is allocated to the loan reserve account and your Guaranteed Annual Withdrawal Amount and Ratchet Base will be reduced on a pro rata basis.

Loans and the Structured Investment Option.
You can only request a loan be taken specifically from a Segment when there is zero value (meaning no money) in all other investment options and the Segment Holding Account. Should you need to fund your loan from a Segment(s) of the SIO, please note the following:

•	The Segment Interim Value will be used when calculating amounts available from a Segment for your loan. Loans from a Segment prior to your Segment Maturity Date reduce the Segment Investment on a pro rata basis by the same proportion that the Segment Interim Value is reduced on the date of the withdrawal. We use the Segment Investment to determine your Segment Maturity Value.

•	As your loan is repaid, amounts taken from a Segment for your loan cannot be allocated back into that Segment. The loan repayment amounts will be allocated to the guaranteed interest option.

All loan repayments will be applied to guaranteed interest option by default. However, you can elect to have the principal portion of your loan repayments automatically distributed among your investment options in accordance with your investment allocation instructions currently on file. If you elect this option, the transfer to your investment options will take place on the next business day after we receive your loan repayment. Loan amounts repaid into the guaranteed interest option and subsequently transferred into the Personal Income Benefit variable investment options will receive the GTWR. If you have an outstanding loan, it must be repaid before you can elect to receive Guaranteed Annual Withdrawal Amount payments.

If you have defaulted (failed to repay as required) a loan, we will treat the unpaid loan balance (plus any unpaid loan interest that is due) as a deemed distribution and withdrawal from the contract. Loan defaults and withdrawals may have adverse tax consequences. See “Distributions from TSAs” in “Tax information” in this prospectus.

If Guaranteed Annual Withdrawal Amount payments have begun and you had previously defaulted on a loan and would like to repay the loan, we will permit you to do so. Your loan repayments will be allocated to the guaranteed interest option.

Termination

We may terminate your contract and pay you the cash value if:

(1)	your account value is less than $500 and you have not made contributions to your contract for a period of three years (except if you have activated the Personal Income Benefit feature); or

(2)	you request a partial withdrawal that reduces your account value to an amount less than $500 (except if you have activated the Personal Income Benefit feature); or
(3)	you have not made any contributions within 120 days from your contract date (except if you have activated the Personal Income Benefit feature); or

(4)	we pay the death benefit under your contract.

We will deduct the amount of any outstanding loan balance (including any unpaid interest) and any withdrawal charge that applies to the loan balance from the account value when we terminate your contract.

There are different policies, restrictions and adjustments regarding withdrawals from Segments of the SIO. See “Structured Investment Option” in “Purchasing the contract” for more information.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon contract termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option (other than for death benefits) for up to six months while you are living.

All payments are made by check and are mailed to you (or the payee named in a tax-free
exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

Your annuity payout options

Deferred annuity contracts such as EQUI-VEST
®
provide for conversion to payout status at or before the contract’s “maturity date.” This is called annuitization. When your contract is annuitized, your contract and all its benefits terminate and will be converted to a supplemental payout annuity contract (“payout option”) that provides for periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your EQUI-VEST
®
contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor anytime after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization.

You can annuitize your contract. The current available annuity payout options listed below, are subject to required minimum distribution rules. Restrictions may apply, depending on the type of contract you own or the annuitant’s age at contract issue. If you activated the Personal Income Benefit feature and choose to annuitize your contract, the Personal Income Benefit feature will terminate without value even if your Personal Income Benefit account value is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under the Personal Income Benefit feature. See “Personal Income Benefit” in “Purchasing the Contract” and “Benefits available under the contract” in this prospectus for further information. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. Please contact our customer service department or speak with your financial professional to confirm which annuity payout option(s) are available to you.

Annuity payout options
Fixed annuity payout options	• Life annuity • Life annuity with period certain • Life annuity with refund certain • Period certain annuity
Variable Immediate Annuity payout options (as described in a separate prospectus for this option)	• Life annuity (not available in New York) • Life annuity with period certain

•
Life annuity:
An annuity that guarantees payments for the rest of the annuitant’s life. Payments end with the last monthly payment before the annuitant’s death. Because there is no continuation of benefits following the annuitant’s death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living. If you choose this payout option and you die before the due date of the second (third, fourth, etc.) annuity payment, then you will only receive one (two, three, etc.) annuity payment.

•
Life annuity with period certain:
An annuity that guarantees payments for the rest of the annuitant’s life. If the annuitant dies before the end of a selected period of time (“period certain”), payments continue to the beneficiary for the balance of the period certain subject to required minimum distribution rules. The period certain cannot extend beyond the annuitant’s life expectancy.
•
Life annuity with refund certain:
An annuity that guarantees payments for the rest of the annuitant’s life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered subject to required minimum distribution rules. This payout option is available only as a fixed annuity.

•
Period certain annuity:
An annuity that guarantees payments for a specific period of time, usually 5 or 10 years. The guarantee period may not exceed the annuitant’s life expectancy and will be subject to required minimum distribution rules. This option does not guarantee payments for the rest of the annuitant’s life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant’s life and, after the annuitant’s death, payments continue to the survivor. Generally, unless the annuitant elects otherwise with the written consent of the spouse, this will be the form of annuity payment provided for married annuitants under certain TSAs. We may offer other payout options not outlined here. Your financial professional can provide details.

Fixed annuity payout options

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

Variable Immediate Annuity payout options

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of the affiliated Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

Selecting an annuity payout option

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be either fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the EQUI-VEST
®
contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your contract’s maturity date. Your contract’s maturity date is the date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant’s 95th birthday. Please see Appendix “State contract availability and/or variations of certain features and benefits” in this prospectus for state variations.

We will send you a notice with your contract statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers among the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within the 30 days following your maturity date, your contract will be annuitized automatically using the normal form of annuity payout option. Currently, our normal form of annuity payout option is life annuity with a
10-year
period certain.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts such (as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payment, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1)	the amount applied to purchase the annuity;

(2)	the type of annuity chosen, and whether it is fixed or variable;

(3)	in the case of a life annuity, the annuitant’s age (or the annuitant’s and joint annuitant’s ages); and

(4)	in certain instances, the sex of the annuitant(s).

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

You will not be able to make withdrawals or change annuity payout options once your contract is annuitized. However, depending on your beneficiary/joint annuitant designations and annuity payout option, the annuity amounts and payment term remaining after your death may be modified if necessary to comply with the minimum distribution requirements of federal income tax law.

Annuity maturity date

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed. The maturity date is generally the contract date anniversary following the annuitant’s 95th birthday. We will send a notice with the annual statement one year prior to the maturity date.

Contracts with Personal Income Benefit

If you activated the Personal Income Benefit feature, on the contract’s maturity date you may elect:

•	an annuity payout option we are then offering (for both or either your Personal Income Benefit account value and your Non-Personal Income Benefit account value);

•	a lump sum distribution of your account value (for both or either your Personal Income Benefit account value and your Non-Personal Income Benefit account value); or

•	the Personal Income Benefit maturity date annuity benefit (for your Personal Income Benefit account value only).

The Personal Income Benefit maturity date annuity benefit compares: (i) your Guaranteed Annual Withdrawal Amount under the Personal Income Benefit benefit; and (ii) the amount you would receive by applying your Personal Income Benefit account value on the contract’s maturity date to the guaranteed annuity rates for a life only annuity. The Personal Income Benefit maturity date benefit provides periodic payments of the higher resulting amount. This amount is fixed and does not change after annuity payments begin. Please note that if you elect the Personal Income Benefit maturity date annuity benefit for your Personal Income Benefit account value and you do not elect either a lump sum distribution or any annuity payout option for your Non-Personal Income Benefit account value remaining at the maturity date, we will apply your Non-Personal Income Benefit account value to the normal form of annuity payout option, which is a life annuity with a 10-year period certain.

Please see Appendix “State contract availability and/or variations of certain features and benefits” in this prospectus for the state variations.

7.
Charges, expenses, and adjustments

Charges that the Company deducts

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

•	A mortality and expense risks charge.

•	A charge for other expenses.

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

•	On the last day of the contract year an annual administrative charge, if applicable.

•	Charge for third-party transfer or exchange.

•	At the time you make certain withdrawals or surrender your contract, or your contract is terminated — a withdrawal charge.

•	A plan operating expense charge, if applicable under the Plan.

•	A net loan interest charge.

•	The Personal Income Benefit charge (taken only from your Personal Income Benefit account value).

•	A charge if you elect a Variable Immediate Annuity payout option (which is described in a separate prospectus for that option).

•	Charges for certain optional special services.

•	At the time annuity payments are to begin — charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below.

We will not increase these charges for the life of your contract, except as noted below. We may reduce certain charges under group or sponsored arrangements. See “Group or sponsored arrangements” below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

Charges under the contracts

Base contract expenses

Charge against the Separate Account

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit. The daily charge is currently equivalent to an annual rate of 0.95% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract.

The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect.

To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.

Structured Investment Option

If you allocate amounts to the Structured Investment option, we also deduct a daily charge(s) from the net assets in each Segment Holding Account to compensate us for mortality and expense risks and other expenses. The Segment Holding Account is part of the EQ/Money Market variable investment option. The daily charge is currently equivalent to an annual rate of 1.20% of the net assets in each variable investment option.

For amounts held in the Segment Holding Account, we may waive this charge(s) under certain conditions on a non-guaranteed
basis. If the return on the EQ/Money Market variable investment option on any day is positive, but lower than the amount of this charge(s), then we will waive the difference between the two, so that you do not receive a negative return. If the return on the EQ/Money Market variable investment option on any day is negative, we will waive this charge(s) entirely for that day, although your account value would be reduced by the negative performance of the EQ/Money Market variable investment option itself. This waiver applies only to amounts held in the Segment Holding Account portion of the EQ/Money Market variable investment option and is not a fee waiver or performance guarantee for the underlying EQ/Money Market Portfolio. We reserve the right to change or cancel this provision at any time.

Charge for other expenses

We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to an annual rate of 0.25% the net assets in each variable investment option.

Annual administrative charge

We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct this charge pro rata from your Non-Personal Income Benefit variable investment options and guaranteed interest option first, then from the account for special dollar cost averaging. If there are insufficient funds, the charge will then be deducted from the Segment Holding Account and then pro rata from the Segments in the Structured Investment Option. If there are still insufficient funds in your Non-Personal Income Benefit account value, we will deduct this charge pro rata from your Personal Income Benefit variable investment options. This deduction will not reduce your Guaranteed Annual Withdrawal Amount or Ratchet Base. Also, we will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or you die during the contract year. The charge is equal to $30 or, if less, 2% of your current account value plus any amount previously withdrawn during the contract year.

We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually. We deduct this charge if your account value on the last business day of the contract year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. See Appendix “State contract availability and/or variations of certain features and benefits” for any state variations.

We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any individually owned EQUI-VEST
®
contract having an account value that, when combined with the account value of other EQUI-VEST
®
contracts owned by the same person, exceeds $100,000 in the aggregate (as determined in January of each year). This does not apply to EQUI-VEST
®
contracts owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.

Charge for third-party transfer or exchange

We may deduct a charge for third party transfers. A third-party transfer is where you ask us to directly transfer or roll over funds from your contract to a permissible funding vehicle offered by another provider or to another eligible plan. The charge is currently $65 per occurrence per participant. This charge will never exceed 2% of the amount disbursed or transferred. We will deduct this charge and any withdrawal charge that applies from your account value. Transfers are subject to any required employer approval.

Withdrawal charge

A withdrawal charge may apply in the following circumstances: (1) you make one or more withdrawals during a contract year; or (2) you surrender your contract; (3) we terminate your contract; or (4) you annuitize your contract and elect a non-life contingent annuity option. The amount of the charge will depend on whether the 10% free withdrawal amount applies and the availability of one or more exceptions.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. Unless you specify otherwise, we deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the account for special dollar cost averaging.

The amount of the withdrawal charge we deduct is equal to 5% of any contribution withdrawn attributable to contributions made during the current and five prior contract years measured from the date of the withdrawal.

The withdrawal charge varies in some states. See Appendix, “State contract availability and/or variations to certain features and benefits” in the prospectus for more information.

In the case of surrenders, we will pay you the greater of the following up to a maximum of the account value:

•	the account value after any withdrawal charge has been imposed (cash value), or

•	the 10% free withdrawal amount plus the contributions made before the current and five prior participation years that have not been previously withdrawn, plus 95% of (a) the remaining account value, minus (b) any administrative fees.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the 10% free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge.

The withdrawal charge does not apply after the completion of 12 contract years. Also, the withdrawal charge does not apply if the annuitant dies and a death benefit is payable to the beneficiary and in the circumstances described below.

10% free withdrawal amount.
No withdrawal charge will be applied during any contract year in which the amount withdrawn is less than or equal to 10% of the account value at the time the withdrawal is requested, minus any amount previously withdrawn during that contract year. This 10% portion is called the 10% free withdrawal amount.

10% free withdrawal amount for contracts with Personal Income Benefit

If you have activated the Personal Income Benefit feature, we will waive any withdrawal charge for any Guaranteed Annual Withdrawal Amount payments during the contract year up to the greater of (a) the 10% free withdrawal amount, and (b) the Guaranteed Annual Withdrawal Amount. However, each withdrawal reduces the 10% free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a Personal Income Benefit Excess or Early withdrawal as long as it does not exceed the 10% free withdrawal amount.

Disability, terminal illness, or confinement to nursing home.
The withdrawal charge also does not apply if:

(i)	you have qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)	we receive proof satisfactory to us (including certification by a licensed physician) that your life expectancy is six months or less; or

(iii)
you have been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

—	its main function is to provide skilled, intermediate, or custodial nursing care;

—	it provides continuous room and board to three or more persons;

—	it is supervised by a registered nurse or licensed practical nurse;

—	it keeps daily medical records of each patient;

—	it controls and records all medications dispensed; and

—	its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, with respect to a contribution if the condition as described in (i), (ii) or (iii) above existed at the time the contribution was remitted or if the condition began within the 12 month period following remittance.

Some states may not permit us to waive the withdrawal charge in the above circumstances or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

The withdrawal charge also does not apply in the circumstances described below:

•	after five contract years and you are at least age 59 1 ⁄ 2 ; or

•	after five contract years and you are at least age 55 and separated from service; or

•	the withdrawal is made through our RMD automatic withdrawal option to satisfy required minimum distributions; or
•	the withdrawal qualifies as a hardship (or for EDC contracts, an unforeseeable emergency); or

•	you request a refund of an excess contribution within one month of the date on which the contribution is made; or

•	after five contract years you are at least age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond the annuitant’s age 59
1
⁄
2
and allows no prepayment; or

•	after three contract years the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years, and allows no prepayment; or

•	the amount withdrawn is applied to the election of a life contingent annuity payout option; or

•	the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of the annuitant’s life expectancy, that allows no prepayment; or

•	(subject to state approval), amounts withdrawn from the Personal Income Benefit investment options that are directly rolled over to an EQUI-VEST
®
GWBL Rollover IRA Annuity contract if the plan requires you to take a distribution due to a separation from service or plan termination.

The tax consequences of withdrawals are discussed under “Tax information.”

Net loan interest charge.

We charge interest on loans but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. In no event will the net loan interest charge exceed 2.00%. See “Loans” in this prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

Personal Income Benefit charge

If you activate the Personal Income Benefit feature by allocating amounts to the Personal Income Benefit variable investment options, we deduct an annual charge equal to 1.00% of your Personal Income Benefit account value. This charge will be deducted from your value in the Personal Income Benefit variable investment options on a pro rata basis on each contract date anniversary. It is not pro-rated to account for a portion of the year. However, if the Personal Income Benefit feature is terminated, the contract is surrendered or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If any portion of this charge is deducted from one or more Segments the Segment Interim Value adjustment will apply and, over time, could result in a significant loss of principal and previously credited interest.

In no event will the charge for the Personal Income Benefit be deducted from your Non-Personal Income Benefit account value.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.

Plan operating expense charge

Depending on your Employer’s Plan, we may be instructed to withdraw a plan operating expense from your account value and to remit the amount withdrawn to either your Employer or your Employer’s designee. The amount to be withdrawn is determined by your Employer; we will have no responsibility for determining that such amount is necessary and proper under the terms of your Employer’s Plan. We will deduct this charge pro rata from your Non-Personal Income Benefit variable investment options and guaranteed interest option first, then from the account for special dollar cost averaging. If there are insufficient funds, the charge will then be deducted from the Segment Holding Account and then pro rata from the Segments in the Structured Investment Option (as described in a separate prospectus). If there are still insufficient funds in your Non-Personal Income Benefit account value, we will deduct this charge pro rata from your Personal Income Benefit variable investment options. This deduction will not reduce your Guaranteed Annual Withdrawal Amount or Ratchet Base. We do not apply a withdrawal charge to the amounts withdrawn pursuant to these instructions.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

Wire transfer charge.
We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge.
We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Charges that the Trusts deduct

The affiliated and unaffiliated Trusts deduct charges for the following types of fees and expenses:

•	Advisory fees.

•	12b-1 fees.

•	Operating expenses, such as trustees’ fees, independent auditors’ fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

•	Investment-related expenses, such as brokerage commissions.
These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of the affiliated Trust and/or shares of unaffiliated Trust portfolios (collectively, the “underlying portfolios”). The underlying portfolios each have their own fees and expenses, including advisory fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

Adjustments

Segment Interim Values

We use the Segment Interim Values for your Segments of the SIO if you have an Interim Value Transaction. This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until maturity.
If you make one of these transactions, because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios
. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. Also, for all contracts using a Performance Cap Rate limiting factor, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal. For more information, please see “Segment Interim Value” under “Structured Investment Option” under “Purchasing the Contract” in this prospectus and ”Contract Adjustment — Segment Interim Value” in the Statement of Additional Information.

Withdrawals from a Segment prior to your Segment Maturity Date reduce the Segment Investment on a pro rata basis by the same proportion that the Segment Interim Value is reduced on the date of the withdrawal. We use the Segment Investment to determine your Segment Maturity Value. For more information about the Segment Interim Values, including examples illustrating the operation of the Segment Interim Values, please see the Statement of Additional Information.

The use of Segment Interim Values transfers risk from us to you to protect us from losses on our investments supporting the Segments if amounts are removed prematurely.

You can obtain the Segment Interim Values for the Segments in which you invest by calling (800) 628-6673. This value can fluctuate daily, and the current value quoted may differ from the actual Segment Interim Values at the time of a transaction. Please see “How to reach us” for more information.

8.
Tax information

Tax information and ERISA matters

Overview

This section of the prospectus discusses the current federal income tax rules that generally apply to annuity contracts which may be used to fund certain employer-sponsored retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person’s plan or contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for
non-U.S.
taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

Buying a contract to fund a retirement arrangement

Generally, there are two types of funding vehicles that are available for Section 403(b) plans: a 403(b) TSA annuity contract such as an EQUI-VEST
®
TSA or a 403(b)(7) custodial account. An EDC plan may be funded by specified annuity contracts, custodial accounts or trustee arrangements. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified
arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits, such as EQUI-VEST
®
’s guaranteed benefits, selection of variable investment options, provision of a guaranteed interest option and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.
Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding 403(b) plans and 457(b) plans. For this purpose, additional annuity contract benefits may include guaranteed benefits such as the Personal Income Benefit. You should consider the potential implication of these Regulations before you purchase or make additional contributions to this annuity contract.

Special rules for
tax-favored
retirement programs

Employer-sponsored retirement plans can use annuity contracts to fund the plan unless the plan specifically prohibits annuity contracts as a funding vehicle.

Federal income tax rules prescribe how a retirement plan qualifies for tax-favored
status and set requirements for plan features, including:

•	participation and coverage;

•	nondiscrimination;

•	vesting and funding;

•	limits on contributions, distributions, and benefits;

•	withholding;

•	reporting and disclosure; and

•	penalties.

State income tax rules covering contributions to and distributions from employer-sponsored retirement plans may differ from federal income tax rules. It is the responsibility of the employer, plan trustee and plan administrator to satisfy federal income tax, state income tax and other state rules and ERISA rules, if applicable.

Additional “Saver’s Credit” for salary reduction contributions to certain plans

You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 401(k) plan, 403(b) plan, governmental employer 457(b) EDC plan, SIMPLE IRA, or SARSEP IRA, as well as contributions you make to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax or your traditional IRA contribution is already fully or partially deductible. For details on this credit, please see the Internal Revenue Service Publication for your type of plan (for example, IRS Publication 571,
Tax-Sheltered Annuity Plans (403(b) Plans) For Employees of Public Schools and Certain Tax-Exempt Organizations).

Tax-sheltered
annuity arrangements (TSAs)

General

This section of the prospectus reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as “403(b) annuity contracts” or “Tax Sheltered Annuity contracts (TSAs)”.

The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to 2009 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual’s employer or the individual takes certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner’s employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

Final Regulations under Section 403(b)

In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code (2007 Regulations). As a result, there were significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules became fully effective on January 1, 2009, but various transition rules applied beginning in 2007. There are still a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

Employer plan requirement.
The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

As part of this process, the sponsoring employer designates the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as “approved providers” or “approved vendors” under the employer’s 403(b) plan, although such terms are not used in the 2007 Regulations. If the Company is not an approved provider under an employer’s 403(b) plan, active participants in that employer’s plan may have to transfer funds from their EQUI-VEST
®
TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to avoid significant limitations under the 403(b) plan for transactions on the contract.

General; special employer rules

An employer eligible to maintain a 403(b) plan for its employees may make contributions to purchase a 403(b)
funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt
organizations under Section 501(c)(3) of the Code.

Effective for plan years beginning after 2024, the SECURE 2.0 Act of 2022 (“SECURE 2.0”) requires newly established 403(b) plans to automatically enroll participants upon becoming eligible (and the employees may opt out of coverage). The initial automatic enrollment amount is at least 3 percent but not more than 10 percent. Each year thereafter that amount is increased by 1 percent until it reaches at least 10 percent, but not more than 15 percent. Exceptions apply to plans established before December 29, 2022, governmental and church plans, new plan sponsors in business less than 3 years, and small business with 10 or fewer employees. It is the employer’s responsibility to enroll eligible employees in compliance with the Code.

Contributions to TSAs

There are three ways you can make contributions to this EQUI-VEST
®
TSA contract:

•	annual contributions made through the employer’s payroll; or

•	with employer or Plan approval, a rollover from another eligible retirement plan; or

•	with employer or Plan approval, a plan-to-plan direct transfer of assets or a contract exchange under the same 403(b) plan.

Annual contributions made through the employer’s payroll.
Annual contributions to 403(b) TSA contracts made through the employer’s payroll are limited. Tax-free plan-to-plan
direct transfer contributions from another 403(b) plan, contract exchanges under the same plan, and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits. Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called “salary reduction contributions” or “elective deferral contributions” and are generally made on a pre-tax
basis. However, a TSA can also be wholly or partially funded through non-elective
pre-tax
employer contributions or contributions treated as
after-tax
employee contributions. If the employer’s Plan permits, and as reported to us by the employer, an employee may designate some or all of salary reduction contributions as “designated Roth contributions” under Section 402A of the Code which are made on an after-tax
basis. Effective for contributions made after December 29, 2022, the plan may permit participants to designate employer matching or nonelective contributions as Roth contributions. Such Roth contributions must be 100% vested when made and must be included in the participant’s income for the year in which the contributions are allocated to the participant’s account. Additional IRS guidance will be needed to properly administer this option.

The permissible annual contributions to the participant’s TSA is calculated the same way as contributions to a 401(k) plan:

•	The annual limit on employer and employee contributions to defined contribution plans for 2026 is the lesser of $72,000 (after adjustment for cost-of-living changes) or 100% of compensation.

•
The annual limit on all salary reduction or elective deferral contributions under all employer plans you participate in is generally limited to $24,500 for 2026 (after adjustment for cost-of-living changes).

These limits may be further adjusted for cost-of-living changes in future years.

Special provisions may allow certain participants with at least 15 years of service to make
“catch-up”
contributions to compensate for smaller contributions made in previous years. In addition, if the Plan permits, an individual who is at least age 50 at any time during 2026 can make up to $8,000 additional salary reduction contributions for 2026. A higher catch-up contribution limit applies for individuals aged 60, 61, 62 and 63 if the plan permits. For 2026, this higher catch-up contribution limit is $11,250 instead of $8,000. The SECURE 2.0 Act of 2022 (“SECURE 2.0”) requires that age 50 or over catch-up contributions be made to a designated Roth account, except for eligible participants whose prior year wages do not exceed a certain amount (indexed for inflation). The wage threshold for 2025 will be $150,000. This means that individuals who had wages in excess of $150,000 in 2025 must make any age-based catch-up contributions on a Roth basis in 2026. Self-employed individuals and employees (such as certain state and local government employees) whose compensation is not considered wages for FICA purposes will not be subject to this requirement.

If contributions to a 403(b) TSA contract exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions which are not withdrawn by April 15th after the year of the deferral may cause the contract to fail 403(b) rules.

Rollover contributions.
After a TSA contract has been established with 403(b) plan source funds, federal tax law permits rollover contributions to be made to a TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other 403(b) plan funding vehicles. The recipient 403(b) plan must allow such contributions to be made.

Generally, funds may be rolled over when a plan participant has a distributable event from an eligible retirement plan as a result of:

•	termination of employment with the employer who provided the funds for the plan; or
•	reaching age 59 1 ⁄ 2 even if still employed; or

•	disability (special federal income tax definition).

If the source of the rollover contribution is
pre-tax
funds from a traditional IRA, no specific event is required.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax-qualified
retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution. Further, in light of the restrictions on the ability to take distributions or loans from a 403(b) contract without plan or employer approval under the 2007 Regulations, a plan participant should consider carefully whether to roll an eligible rollover distribution (which is no longer subject to distribution restrictions) to a 403(b) plan funding vehicle, or to a traditional IRA instead.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

If permitted by the plan, distributions made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Effective for distributions made after December 29, 2022, repayments made within three years of these distributions to an eligible retirement plan can be treated as deemed rollover contributions. SECURE 2.0 also added new in-service distribution options that can be repaid within three years of such distribution if permitted by the plan.

Rollovers of
after-tax
contributions from certain eligible retirement plans.

Non-Roth
after-tax
contributions.
Any
non-Roth
after-tax
contributions you have made to a qualified plan or TSA (but not a governmental employer 457(b) EDC plan) may be directly rolled over to another TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself.
Non-Roth
after-tax
contributions in a traditional IRA cannot be rolled over from the traditional IRA into a TSA. See “IRS guidance on allocation between pre-tax and after-tax amounts on distributions; the effect of direct rollovers” under “Distributions from TSAs — Tax treatment of distributions from TSAs”.

Designated Roth contributions.
If the
after-tax
contributions are in a “designated Roth account” under a 403(b) plan, a 401(k) plan or a governmental employer EDC plan which permits designated Roth contributions to be made, they can be rolled into another “designated Roth account” under another such plan. They cannot be rolled over to a non-Roth
after-tax
contribution account. You may not roll over Roth IRA funds into a designated Roth account under a 403(b) plan (or a 401(k) plan or a governmental employer EDC plan).

Limitations on individual-initiated direct transfers.
The 2007 Regulations revoked Revenue Ruling
90-24
(Rev. Rul.
90-24),
effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul.
90-24
had permitted individual-initiated,
tax-free
direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with Plan or employer approval as described below.

Direct transfer contributions.
A
tax-free
direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles:
“plan-to-plan
transfers” and “contract exchanges within the same 403(b) plan”. 403(b) plans do not have to offer these options. A
“plan-to-plan
transfer” must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan
transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant’s (or beneficiary’s) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan
transfer is not a complete transfer of the participant’s (or beneficiary’s) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant’s (or beneficiary’s) interest in the source 403(b) plan (for example with respect to the participant’s interest in any after-tax
employee contributions).

A “contract exchange within the same 403(b) plan” must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant’s (or beneficiary’s) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future (“an information sharing agreement”). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

We currently do not offer a 403(b) contract for a beneficiary of a deceased participant as described above.
TSA contracts issued by the Company pursuant to a Rev. Rul.
90-24
direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are generally “grandfathered” as to 403(b) status. However, future transactions such as loans and distributions under such “grandfathered” contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer’s 403(b) plan, or the employer enters into an information sharing agreement with us.

Special rule for rollover or direct transfer contributions after lifetime required minimum distributions must start.
 The amount of any rollover or direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution if the owner is at least the applicable RMD age (as described below) in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.

Distributions from TSAs

General

Generally, after the 2007 Regulations, employer or Plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed pending receipt of information required to process the transaction under an information sharing agreement between the Company and the employer sponsoring the Plan.

Withdrawal Restrictions
— Salary reduction contributions.
You generally are not able to withdraw or take payment from your TSA contract unless you reach age 59
1
⁄
2
, die, become disabled (special federal income tax definition), sever employment with the employer which provided the funds for the TSA contract, or suffer financial hardship (special federal income tax definition). Your plan may allow for certain other distributions subject to federal tax rules. Hardship withdrawals must be approved by the employer or the plan. If you have activated the Personal Income Benefit feature, your hardship withdrawal may be a Personal Income Benefit Early withdrawal. See “Hardship and unforeseeable emergency withdrawals” in “Accessing your money” in this prospectus. Under the 2007 Regulations, an employee is not treated as severing employment if the first employer and the subsequent employer are treated as the same employer (for example, an employee transfers from one public school to another public school of the same state employer).

These restrictions do not apply to your account balance attributable to salary reduction contributions to the TSA contract and earnings on December 31, 1988 or to your account balance attributable to employer contributions. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you had qualifying amounts directly transferred to your EQUI-VEST
®
TSA contract from another TSA contract in a contract exchange under the same plan or a direct transfer from another 403(b) plan.

If any portion of the funds directly transferred to your TSA certificate is attributable to amounts that you invested in a

403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. Account values attributable to employer contributions properly reported to us at the time of transfer will not be subject to restriction, unless required by the employer’s Plan.

Withdrawals from a designated Roth account in a TSA contract are subject to these withdrawal restrictions.

Withdrawal restrictions on other types of contributions.
The Plan may also impose withdrawal restrictions on employer contributions and related earnings. Amounts attributable to employer contributions are subject to withdrawal restrictions under the 2007 Regulations. These rules apply only to 403(b) plan contracts issued January 1, 2009 and later. These restrictions vary by individual plan and must be reported to us by the Plan, the employer or the employer’s designee, as applicable.

Exceptions to withdrawal restrictions.
If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

A tax law change permits a plan to allow an internal direct transfer from a pre-tax or non-Roth after-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. The transfer would be taxable, and withdrawals would not be permitted from the designated Roth account under the plan. We are assessing implementation issues regarding this feature; as additional separate accounting is required. See “ ‘In-plan’ Roth conversions” below.

Distributions may also be made on termination of the 403(b) plan.

Tax treatment of distributions from TSAs.
Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed.

Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions unless an exception applies. For example, there is a limited exclusion from gross income for distributions used to pay qualified health insurance premiums of an eligible retired public safety officer from eligible governmental employer 403(b) plans and 457(b) plans. Amounts distributed from TSAs are includable in gross income as ordinary income, not capital gain. Distributions from TSAs may be subject to 20% federal income tax withholding. See “Tax withholding and information reporting” below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made
after-tax
contributions, both
non-Roth
and designated Roth, you will have a tax basis in your TSA contract, which will be recovered tax-free.
Unless we have been provided acceptable documentation for the amounts of any after-tax
contributions to your TSA contract, we assume that
all amounts distributed from your TSA contract are
pre-tax,
and we withhold tax and report accordingly.

Designated Roth contribution account.
Section 402A of the Code provides that a qualified distribution from a designated Roth contribution account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59
1
⁄
2
or death. Also, there can be no qualified distribution until after the expiration of a
5-year
aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan. If both the aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income.

Distributions before annuity payments begin.
On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax
contributions. Distributions are normally treated as pro rata withdrawals of after-tax
contributions and earnings on those contributions. This treatment is the same for non-qualified
distributions from a designated Roth account under a 403(b) plan. For the special tax treatment applied to direct conversion rollovers, including
“in-plan”
Roth conversions, see “Tax-deferred rollovers and direct transfers” and
“In-plan
Roth conversions” below.

IRS guidance on allocation between pre-tax and after-tax amounts on distributions; the effect of direct rollovers.

The following applies where there are after-tax amounts and pre-tax amounts under the plan, and a distribution is made from the plan before annuity payments start. The IRS has issued ordering rules and related guidance on allocation between pre-tax and after-tax amounts.

•	All disbursements from the plan that are “scheduled to be made at the same time” are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans. (Separate information reports on Form 1099-R are generally required if a disbursement is divided among multiple destinations, however.)

•	If the pre-tax amount for the aggregated distribution is directly rolled over to one or more eligible retirement plans, the entire pre-tax amount is assigned to the amount of the distribution that is directly rolled over (and is not currently taxable).

•	If the recipient wants to divide the direct rollover among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans. We expect to have forms for this choice.

•	If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the pre-tax amount is assigned to the portion of the distribution that is directly rolled over, up to the amount of the direct rollover (so that each direct rollover consists entirely of pre-tax amounts).

•	The guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers. (Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.)

•	The guidance indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income.

•	Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is an after-tax amount.

For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth after-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth after-tax contributions could be rolled over to a Roth IRA.

Annuity payments.
If you elect an annuity payout option, the
non-taxable
portion of each payment is calculated by dividing your investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The balance of each payment is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary’s) final tax return.

Payments to a beneficiary after your death.
Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to roll over a death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal
death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. The SECURE Act may restrict the availability of payment options under such IRAs.

Loans from TSAs and governmental employer 457(b) EDC plans.
The following discussion also applies to loans under governmental employer 457(b) EDC plans. See “Public and tax-exempt
organization employee deferred compensation plans (EDC Plans)” in this prospectus.

If the Plan permits, loans are available from a 403(b) contract. Loans are subject to federal income tax limits and may also be subject to the limits of the Plan from which the funds came. Federal income tax rule requirements apply even if the Plan is not subject to ERISA. Please see Appendix “State contract availability and/or variations of certain features and benefits” in this prospectus for any state rules that may affect loans from a 403(b) contract.

Effect of 2007 Regulations on loans from TSAs.
As a result of the 2007 Regulations loans are not available without employer or Plan Administrator approval. Loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. Processing of a loan request will not be completed pending receipt of information required to process the transaction under an information sharing agreement between the Company and the employer sponsoring the Plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Finally, unpaid loans may become taxable when the individual severs from employment with the employer which provided the funds for the contract. In addition, the 10% early distribution penalty tax may apply.

We report the entire unpaid balance of the loan (including unpaid interest) as includable in income in the year of the default. The amount of the unpaid loan balance is reported to the IRS on
Form 1099-R
as a distribution.

•	The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant’s nonforfeitable accrued benefits and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made. Governmental employer 457(b) EDC plans and 403(b) plans are included in “all qualified plans of the employer” for this purpose. Also, for the purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan is treated as still outstanding even after the default is reported to the IRS. The amount treated as outstanding (which limits any subsequent loan) includes interest on the unpaid balance. If the plan permits for qualified disaster recovery loans, the maximum loan limit can increase up to $100,000 for qualified individuals subject to federal tax rules.

•
In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant’s primary residence. EQUI-VEST
®
contracts have a term limit of 10 years for loans used to acquire the participant’s primary residence. The plan can also provide for additional time for repayment of plan loans owed by qualified individuals eligible for a federal disaster loan relief.

•	All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

Tax-deferred
rollovers and direct transfers.
If withdrawal restrictions discussed earlier do not apply, you may roll over any “eligible rollover distribution” from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct roll-over or a rollover you do yourself within 60 days after you receive the distribution. To the extent rolled over, it remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan or a IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal
death beneficiary may be able to directly roll over death benefits to a new Inherited IRA under certain circumstances. The SECURE Act may restrict the availability of payment options under such IRAs.

Distributions from a 403(b) plan can also be rolled over to a Roth IRA. Conversion rollover transactions from pre-tax or non-Roth after-tax accounts are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

Eligible rollover distributions from qualified plans, 403(b) plans and governmental employer Section 457(b) plans may be rolled over to a SIMPLE IRA that the participant has participated in for at least two years.

The recipient plan must agree to take the distribution. If you are rolling over from a 403(b) plan to a governmental employer 457(b) EDC plan, the recipient governmental employer 457(b) EDC plan must agree to separately account for the rolled-over funds.

The taxable portion of most distributions will be eligible for rollover. However, federal income tax rules exclude certain distributions from rollover treatment including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals and (3) any required minimum distributions under federal income tax rules.

“In-plan”
Roth conversions.
If permitted by the Plan, participants who are eligible to withdraw amounts may make an
“in-plan”
direct conversion rollover from a
pre-tax
account or a
non-Roth
after-tax
account under the Plan to a designated Roth account under the Plan. The designated Roth account must be established through salary reduction or elective deferral contributions; it cannot be established by rollover. An
“in-plan”
direct conversion rollover is not subject to withholding but is a taxable transaction, so a participant considering an
“in-plan”
direct conversion rollover should consider the payment of estimated tax. No tax applies to the basis portion of a non-Roth
after-tax
amount so converted.
As indicated above under “Exceptions to withdrawal restrictions,” a tax law change effective in 2013 permits a plan to allow an internal direct transfer from a pre-tax or non-Roth after-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. The transfer would be taxable, and withdrawals would not be permitted from the designated Roth account under the plan. Additional separate accounting will be required to implement this provision.

Non-Roth
after-tax
contributions.
Any
non-Roth
after-tax
contributions you have made to a TSA only may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any non-Roth
after-tax
contributions you have made to a TSA to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA.
Non-Roth
after-tax
contributions from a TSA which are rolled into a traditional IRA cannot be rolled back into a TSA.
After-tax
contributions may not be rolled into a governmental employer EDC plan. As described under
“In-plan
Roth conversions”, if the Plan permits, you may also roll over non-Roth
after-tax
contributions to a designated Roth account under the Plan.

Roth
after-tax
contributions.
Amounts attributable to “designated Roth contributions” under a 403(b) plan may only be rolled over to any of the following:

•	another designated Roth contribution separate account under (i) another 403(b) plan; (ii) a 401(k) plan; or (iii) a governmental employer EDC plan; or

•	a Roth IRA.

They cannot be rolled over to a
non-Roth
after-tax
contribution account under any of the above plans. Similar rules apply to rollovers of “designated Roth contributions” under a 401(k) plan or a governmental employer EDC plan.

See “IRS guidance on allocation between pre-tax and after-tax amounts on distributions; the effect of direct rollovers” above.

Before you decide to roll over a distribution to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. You should discuss with your tax adviser the rules which may apply to the rolled over funds. For example, distributions from a governmental employer 457(b) EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age
59
1
⁄
2
distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) EDC plan (qualified plan, 403(b) or traditional IRA) into a governmental employer 457(b) EDC plan, and you later take a distribution from the recipient government employer 457(b) EDC plan, those amounts generally remain subject to the penalty.

You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan, as the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Direct transfers that are: (1) contract exchanges under the same 403(b) plan, (2) direct 403
(b) plan-to-403
(b) plan transfers, or (3) used to purchase permissive service credits under a retirement plan are not distributions.

If there is a mandatory distribution provision in your employer’s Plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a traditional IRA to be established on your behalf.

Distribution Requirements

TSA contracts are subject to required minimum distribution rules. See “Required minimum distributions” in this prospectus.

Spousal consent rules

If ERISA rules apply to your employer’s Plan, you will need to get spousal consent for loans, withdrawals or other distributions if you are married when you request one of these transactions under the contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the Plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half
of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the employer’s Plan and the contract.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59
1
⁄
2
. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age
59
1
⁄
2
penalty tax include distributions made:

•	on or after your death; or

•	because you are disabled (special federal income tax definition); or

•	to pay for certain extraordinary medical expenses (special federal income tax definition); or
•	in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

•	in connection with the birth or adoption of a child as specified in the Code; or

•	in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an
IRS-approved
distribution method (only after you have separated from service at any age).

SECURE 2.0 added new exceptions to the 10% early distribution penalty. Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

Public and
tax-exempt
organization employee deferred compensation plans (EDC Plans)

Special employer and ownership rules.
Employers eligible to maintain EDC plans under Section 457(b) of the Code are governmental entities such as states, municipalities and state agencies (governmental employers) or tax-exempt
entities (tax-exempt employers). Participation in an EDC plan of a tax-exempt
employer is limited to a select group of management or highly compensated employees because of ERISA rules that do not apply to governmental employer plans.

The rules that apply to
tax-exempt
employer EDC plans and governmental employer EDC plans may differ.

An employer can fund its EDC plan in whole or in part with annuity contracts purchased for participating employees and their beneficiaries. These employees do not have to include in income the employer’s contributions to purchase the EDC contracts or any earnings until they actually receive funds from a governmental employer EDC plan. The participants in a tax-exempt
employer EDC plan may have to include in income the employer contributions and any earnings when they are entitled to receive funds from the EDC plan. The EDC plan funds are subject to the claims of the employer’s general creditors in an EDC plan maintained by a tax-exempt
employer. In an EDC plan maintained by a governmental employer, the plan’s assets must be held in trust for the exclusive benefit of employees. An annuity contract can be a trust equivalent if the contract includes the trust rules. Regardless of contract ownership, the EDC plan may permit the employee to choose among various investment options.

Contribution Limits.
For both governmental and
tax-exempt
employer EDC plans, the maximum contribution for 2026 is the lesser of $24,500 or 100% of includible compensation. This limit may be further adjusted for cost of living changes in future years.

Special rules may permit
“catch-up”
contributions during the three years preceding normal retirement age under the EDC plan. If the Plan provides for catch-up
contributions for any of the 3 years of service preceding the plan retirement age,

the maximum contribution for an individual eligible to make such catch-up
contributions is twice the otherwise applicable dollar limit, or $47,000 for 2026.

For governmental employer EDC plans only, if the Plan permits, an individual at least age 50 at any time during 2026 may be able to make up to $8,000 additional salary reduction contributions. A higher catch-up contribution limit applies for individuals aged 60, 61, 62 and 63 if the plan permits. For 2026, this higher catch-up contribution limit is $11,250 instead of $8,000. An individual must coordinate the age catch-up contributions with the other “last 3 years of service” catch-up contributions. SECURE 2.0 requires that age 50 or over catch-up contributions be made to a designated Roth account, except for eligible participants whose prior year wages do not exceed a certain amount (indexed for inflation). The wage threshold for 2025 will be $150,000. This means that individuals who had wages in excess of $150,000 in 2025 must make any age-based catch-up contributions on a Roth basis in 2026. Self-employed individuals and employees (such as certain state and local government employees) whose compensation is not considered wages for FICA purposes will not be subject to this requirement.

A governmental employer EDC plan may permit some or all of the elective deferral contributions to be made as “designated Roth contributions” under Section 402A of the Code which are made on an after-tax
basis. Effective for contributions made after December 29, 2022, the plan may permit participants to designate employer matching or nonelective contributions as Roth contributions. Such Roth contributions must be 100% vested when made and must be included in the participant’s income for the year in which the contributions are allocated to the participant’s account. Additional IRS guidance will be needed to properly administer this option. Unless otherwise indicated, the tax treatment of designated Roth contributions is described under “Tax-sheltered annuity contracts (TSAs)” previously in this Section.

Governmental employer EDC plans — rollover contributions.
Eligible rollover distributions of
pre-tax
funds from 403(b) plans, 401(a) qualified plans, other governmental employer EDC plans and traditional IRAs may be rolled over into other such plans. The recipient plan must agree to take the distribution. If the source of the eligible rollover distribution is not a governmental employer EDC plan and the recipient plan is a governmental employer EDC plan, the recipient governmental employer EDC plan must agree to separately account for the rolled-over funds.

A governmental employer EDC plan which permits designated Roth contributions to be made may also permit rollover contributions from another “designated Roth account” under another governmental employer EDC plan (or a 403(b) plan, or a 401(k) plan) to such a designated Roth account. Roth IRA funds may not be rolled over to such a designated Roth account.

Before you decide to roll over a distribution to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.
You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer EDC plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.

If permitted by the plan, distributions made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Effective for distributions made after December 29, 2022, repayments made within three years of these distributions to an eligible retirement plan can be treated as deemed rollover contributions. SECURE 2.0 also added new in-service distribution options that can be repaid within three years of such distribution if permitted by the plan.

Withdrawal Limits.
In general, no amounts may be withdrawn from either type of EDC plan prior to the calendar year in which the employee attains age 70
1
⁄
2
severs from employment with the employer or is faced with an unforeseeable emergency. Under legislation enacted at the end of 2019, withdrawals from a governmental employer 457(b) plan are permitted when the participant attains age 59
1
⁄
2
; the limit remains at age 70
1
⁄
2
for tax exempt employer 457(b) plans. Under Treasury Regulations, amounts may also be distributed on plan termination. Small amounts may be taken out by the plan participant or forced out by the plan under certain circumstances, even though the plan participant may still be working and amounts would not otherwise be made available. Such a mandatory forced-out
distribution is an eligible rollover distribution (governmental employer 457(b) plans only). Treasury Regulations require a direct roll-over to a traditional IRA established for a plan participant who does not affirmatively designate an eligible retirement plan to receive such a mandatory distribution. For funds rolled over from another eligible retirement plan, because the funds are separately accounted for, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

See the discussion under “Tax-sheltered annuity contracts (TSAs)” previously in this Section about the availability of certain internal direct transfers of amounts subject to withdrawal restrictions into a designated Roth account under a 403(b) plan. Similar rules generally will apply to these transactions under a governmental employer EDC plan.

Distribution Requirements.
Both types of EDC plans are subject to minimum distribution rules similar to those that apply to qualified plans. See “Required minimum distributions” in this prospectus. That is, distributions from EDC plans generally must start no later than April 1st of the calendar year following the calendar year in which the employee attains the applicable RMD age (as described below) or retires from service with the employer maintaining the EDC plan, whichever is later. Failure to make required distributions may cause the disqualification of the EDC plan. Disqualification may result in current taxation of EDC plan benefits. In addition, a 25% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any. This penalty tax is reduced to 10% if a distribution of the shortfall is made within two years and prior to the date the excise tax is assessed or imposed by the IRS. It is the plan administrator’s responsibility to see that minimum distributions from an EDC plan are made.

If the EDC plan provides, a deceased employee’s beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and the payments will be taxed as they are received.

Tax Treatment of Distributions —
Tax-exempt
employer EDC plans.
Amounts are taxable under a
tax-exempt
employer EDC plan when they are made available to a participant or beneficiary even if not actually received. Distributions to a tax-exempt
employer EDC plan participant are characterized as “wages” for income tax reporting and withholding purposes. No election out of withholding is possible. See “Tax withholding and information reporting” in this prospectus. Withholding on wages is the employer’s responsibility. Distributions from an EDC plan are not subject to FICA tax, if FICA tax was withheld by the employer when wages were deferred.

Distributions from a
tax-exempt
employer EDC plan may not be rolled over to any other eligible retirement plan.

Tax Treatment of Distributions — Governmental employer EDC plans.
The taxation of distributions from a governmental employer EDC plan is generally the same as the tax treatment of distributions from TSAs discussed earlier in this prospectus. That is, amounts are generally not subject to tax until actually distributed and amounts may be subject to 20% federal income tax withholding. See “Tax withholding and information reporting” in this prospectus. However, distributions from a governmental employer EDC plan are generally not subject to the additional 10% federal income tax penalty for pre-age
59
1
⁄
2
distributions.

If the governmental employer EDC plan permits designated Roth contributions, Section 402A of the Code provides that a qualified distribution from a designated Roth contribution account is not includible in income. A qualified distribution can only be made on specified events such as attaining age 59
1
⁄
2
or death. Also, there can be no qualified distribution until after the expiration of a 5-year aging period beginning with the date an individual first makes a designated Roth contribution to a designated Roth account under the applicable retirement plan. If both the aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income.

Tax-deferred
rollovers — Governmental employer EDC plans.
A participant in a governmental employer EDC plan or in certain cases, a beneficiary, may be able to roll over an eligible rollover distribution from the plan to a traditional
IRA, qualified plan or 403(b) plan, as well as to another governmental employer EDC plan. See the discussion above under “Distributions from TSAs — Tax-deferred rollovers and direct transfers” for rollovers from governmental employer EDC plans to SIMPLE IRAs. The recipient plan must agree to take the distribution.

If you roll over funds from a governmental employer EDC plan into a different type of eligible retirement plan (qualified plan, 403(b), or traditional IRA), any subsequent distributions may be subject to the 10% federal income tax penalty noted above. Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You may roll over a distribution from a governmental employer 457(b) plan to any of the following: a 403(b) plan funding vehicle, a qualified plan, another governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal
death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

Distributions from governmental employer 457(b) plans can also be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

If the governmental employer EDC plan permits designated Roth contributions, amounts attributable to designated Roth contributions may be rolled over to any of the following:

•	another designated Roth contribution separate account under (i) another governmental employer EDC plan; (ii) a 403(b) plan; or (iii) a 401(k) plan; or

•	a Roth IRA.

They cannot be rolled over to a
non-Roth
after-tax
contribution account under any of the above plans. Similar rules apply to rollovers of “designated Roth contributions” under a 403(b) plan or a 401(k) plan.

If the governmental employer EDC plan permits designated Roth contributions and also if permitted by the plan, participants who are eligible to withdraw amounts may make an
“in-plan”
direct conversion rollover from a
non-Roth
account under the plan to a designated Roth account under the plan. The designated Roth account must be established through salary reduction or elective deferral contributions; it cannot be established by rollover. An
“in-plan”
direct conversion rollover is not subject to withholding but typically produces taxable income. See the discussion under “Tax-sheltered annuity contracts (TSAs)” previously in this Section about the availability of certain internal direct transfers of amounts subject to withdrawal restrictions into a designated Roth account under a 403(b) plan. Similar rules generally will apply to these transactions under a governmental employer EDC plan.

Loans from governmental employer EDC plans.
Same as TSAs. (See “Loans from TSAs and governmental employer 457(b) EDC plans.” under “Distributions from TSAs” in this prospectus.)

Required minimum distributions

The Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”) and the SECURE 2.0 Act of 2022 (“SECURE 2.0”) made significant changes to the required minimum distribution rules. Because these rules are statutory and regulatory, in many cases, IRS guidance will be required to implement these changes.

Background on regulations — required minimum distributions

If you are a participant in a 457(b) plan (both employer types), or own a 403(b) TSA annuity contract, the required minimum distribution rules force you to start calculating and taking annual distributions from these tax-favored
retirement plans and contracts by a specified date. The beginning date depends on the type of plan or contract, and your birthdate and retirement status. The distribution requirements are designed to use up your interest in the Plan over your life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year
basis; there are no provisions to allow amounts taken in excess of the required amount to be carried back to other years.

Distributions must be made according to rules in the Code and Treasury Regulations and the terms of the Plan. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from annuity contracts funding tax qualified retirement plans, 403(b) plans, and 457(b) plans. For this purpose, additional annuity contract benefits may include certain guaranteed benefits. If you take annual withdrawals instead of receiving annuity payments, this could increase the amount required to be distributed from these contracts.

Effective for taxable years beginning after December 31, 2023, lifetime required minimum distributions do not apply for designated Roth accounts.

Lifetime required minimum distributions — When you have to take the first required minimum distribution

When you have to start lifetime required minimum distributions from 403(b) plans and 457(b) plans initially is based on your applicable RMD age as defined under federal tax law. If you attain age 72 after 2022 and age 73 before 2033, your applicable RMD age is 73. If you attain age 73 after 2032, your applicable RMD age is 75. If you were born prior to July 1, 1949, your applicable RMD age is 70 ½, and if you were born on or after July 1, 1949 and before January 1, 1951, your applicable RMD age is 72. However, 403(b) plan and 457(b) plan participants may be able to delay the start of required minimum distributions for all or part of the account balance until after the applicable RMD age, as follows:
•	For 403(b) plan and 457(b) plan participants who have not retired from service with the employer who provided the funds for this 403(b) TSA, or EDC contract by the calendar year the participant attains the applicable RMD age, the required beginning date for minimum distributions is extended to April 1st following the calendar year of retirement.

•	403(b) plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 403(b) TSA account balance, if properly reported to us.

The first required minimum distribution is for the calendar year in which you attain the applicable RMD age, or the year you retire, if you are eligible for the delayed start rule. You have the choice to take this first required minimum distribution during the calendar year you attain the applicable RMD age or retire or to delay taking it until the first three-month period in the next calendar year (January 1 – April 1). Distributions must start no later than your “Required Beginning Date,” which is April 1st of the calendar year after the calendar year in which you attain the applicable RMD age or retire if you are eligible for the delayed start rule. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year — the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

How you calculate required minimum distributions

There are two approaches to taking required minimum distributions — “account-based” or “annuity-based.”

Account-based method.
If you choose an “account-based” method, you divide the value of your 403(b) TSA or 457(b) contract as of December 31st of the past calendar year by a number corresponding to your age from an IRS table to give you the required minimum distribution amount for that particular plan or arrangement for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may be able to later apply your funds to a life annuity- based pay-out
with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

Annuity-based method.
If you choose an annuity-based method you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans?

No, if you want and the Plan permits, you can choose a different method for each of your retirement plans or funding vehicles and other retirement plans. For example, you can choose an annuity payout from your 457(b) plan, a different annuity payout from a qualified plan, and an account based withdrawal from a 403(b) contract.

Will we pay you the annual amount every year from your 403(b) TSA or EDC based on the method you choose?

TSAs

We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our automatic minimum distribution withdrawal option. If you do not elect one of these options we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your 403(b) TSA contracts, the IRS will let you calculate the required minimum distribution for each 403(b) TSA contract that you maintain, using the method that you picked for that particular TSA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall TSA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more TSAs that you own.

457(b) Plans

In the case of an EDC, the distribution must be taken annually from the 457(b) plan. If the Plan permits, you can elect our RMD automatic withdrawal option for required minimum distribution payments. The Plan may permit you to choose from which funding vehicle you take the distribution.

What if you take more than you need to for any year?

The required minimum distribution amount for each of your plans is calculated on a year-by-year
basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your 403(b) plans to the amounts you have to take from your 457(b) plans and vice versa.

What if you take less than you need to for any year?

Your Plan or contract could be disqualified, and you could have to pay tax on the entire value. Even if your Plan or contract is not disqualified, you could have to pay a 25% penalty tax on the shortfall (required amount less amount actually taken). This penalty tax is reduced to 10% if a distribution of the shortfall is made within two years and prior to the date the excise tax is assessed or imposed by the IRS. It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If this is a TSA and you do not select a method with us, we will assume you are taking your required minimum distribution from another TSA that you own.

What are the required minimum distribution payments after you die?
These vary, depending on the status of your beneficiary (individual or entity) and when you die. The SECURE Act significantly amended the post-death required minimum distribution rules with respect to deaths after 2019 (2021 for government employer sponsored plans), and in some cases may affect payouts for pre-December 31, 2019 deaths. Federal tax rules governing post-death required minimum distribution payments are highly complex. For complete information on these rules, qualified legal and tax advisers should be consulted.

Individual beneficiary

Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan or IRA contract following your death must generally be distributed within 10 years in accordance with federal tax rules. If your beneficiary is not an EDB, the entire interest must be distributed by the end of the calendar year which contains the tenth anniversary of your death. If you die before your Required Beginning Date, no distribution is required for a year before that tenth year. If you die on or after your Required Beginning Date, your beneficiary will be required to take an annual post-death required minimum distribution and all remaining amounts must be fully distributed by the end of the year containing the tenth anniversary of your death. Please consult your tax adviser to determine whether annual post-death required minimum distribution payments are required from your contract during the 10-year period.

Individual beneficiary who has “eligible designated beneficiary’ or “EDB” status

An individual beneficiary who is an “eligible designated beneficiary” or “EDB” can take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after your death. The following individuals are EDBs:

•	Your surviving spouse (see spousal beneficiary , below);

•	Your minor children (only while they are minors);

•	A disabled individual (Internal Revenue Code definition applies);

•	A chronically ill individual (Internal Revenue Code definition applies); and

•	Any individual who is not more than 10 years younger than you.

In certain cases, a trust for a disabled individual or a chronically ill individual may be treated as an individual and not as an entity beneficiary.

When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years. IRS guidance will be needed to implement the mechanics of this EDB status shift provision in accordance with federal tax rules.

Spousal beneficiary

If your death beneficiary is your surviving spouse, your spouse has a number of choices. As noted above, post-death distributions may be made over your spouse’s life or period of life expectancy. Effective beginning after 2023, your spouse may elect to have RMDs determined using the Uniform Lifetime Table and, if applicable, may delay starting payments over his/her life expectancy period until the year in which you would have attained the applicable RMD age. If your spouse beneficiary is subject to the 10 year rule and wants to roll over the death benefit in or after the calendar year in which the surviving spouse attains the applicable RMD age, the spouse may not roll over a “hypothetical RMD” amount. To determine the “hypothetical RMD” amount, qualified legal and tax advisers should be consulted.

Non-individual beneficiary

Pre-January 1, 2020 rules continue to apply. If you die before your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth year anniversary of the owner’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die after your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the owner’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Additional changes to post-death distributions after the SECURE Act

The SECURE Act applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the owner’s or participant’s death, individuals who are non-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the owner’s or participant’s death on a term certain method. In certain cases, a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the death of the original individual beneficiary will trigger the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the owner’s or participant’s death died in the 7 th
year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the owner or participant in this example died before December 31, 2019, the legislation caps the length of any post-death period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches the age of majority—the remaining interest must be distributed within 10 years in accordance with federal tax rules.

ERISA matters

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire. Some TSAs may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example, if the employer makes matching contributions.

In addition, certain loan rules apply only to loans under ERISA plans:

•	For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for ensuring that any loan meets applicable DOL requirements. It is the responsibility of the Plan Administrator, and/or the employer, and not the Company, to properly administer any loan made to Plan participants.

•	With respect to specific loans made by the Plan to a Plan participant, the Plan Administrator determines the interest rate, the maximum term consistent with EQUI-VEST
®
processing and all other terms and conditions of the loan.

•	Only 50% of the participant’s vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant’s vested account balance, it is the responsibility of the trustee or Plan Administrator to obtain the additional security.

•	Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

•	Loans must be available to all Plan participants, former participants (or death beneficiaries of participants) who still have account balances under the Plan, and alternate payees on a reasonably equivalent basis.

•	Plans subject to ERISA provide that the participant’s spouse must consent in writing to the loan.

Certain rules applicable to plans designed to comply with Section 404(c) of ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant’s or beneficiary’s exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST
®
contracts provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor’s responsibility to see that the requirements of the DOL regulation are met. The Company and its financial professionals shall not be responsible if a plan fails to meet the requirements of Section 404(c).

Tax withholding and information reporting

Status for income tax purposes; FATCA.
 In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified or tax-favored plan participation, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contractholders. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding.
 We must withhold federal income tax from distributions from annuity contracts. Distributions from employer-sponsored retirement plans are also subject to income tax withholding. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note that we might have to withhold and/or report on amounts we pay under a free look or cancellation.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U. S. entity recipients that are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the state income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments

We withhold differently on “periodic” and “non-periodic” payments. For a periodic annuity payment, for example, your withholding depends on what you specify on an IRS Form W-4P, and we withhold according to the IRS Form W-4P. If you do not give us your correct Taxpayer Identification Number, we withhold at the highest rate.

Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

Federal income tax withholding on
non-periodic
annuity payments (withdrawals) which are not eligible rollover distributions

For a
non-periodic
distribution (total surrender or partial withdrawal) which is not an eligible rollover distribution, we generally withhold at a flat 10% rate unless a different rate is elected on an IRS Form W-4R.

You cannot elect out of withholding if the payment is an “eligible rollover distribution.”

Mandatory withholding from eligible rollover distributions

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from governmental employer 457(b) EDC plans and TSAs are subject to mandatory 20% withholding. The Plan Administrator is responsible for withholding governmental employer EDC plan distributions.

All distributions from a TSA or governmental employer EDC plan are eligible rollover distributions unless an exception applies. Some of the exceptions include the following distributions:

•	any distributions which are “required minimum distributions” after lifetime required minimum distributions must start; or

•	substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies) of the plan participant (and designated beneficiary); or

•	substantially equal periodic payments made for a specified period of 10 years or more; or

•	hardship withdrawals (or unforeseeable emergency withdrawals for EDC contracts); or

•	corrective distributions which fit specified technical tax rules; or

•	loans that are treated as distributions; or

•	to the extent that it is a post-death required minimum distribution not eligible to be rolled over, a death benefit payment to a beneficiary who is not the plan participant’s surviving spouse; or

•	a qualified domestic relations order distribution to a beneficiary who is not the plan participant’s current spouse or former spouse.

A death benefit payment to the plan participant’s surviving spouse (and in some instances to a non-spouse beneficiary), or a qualified domestic relations order distribution to the plan participant’s current or former spouse, may be a distribution subject to mandatory 20% withholding.

Impact of taxes to the Company

The contracts provide that we may charge the Separate Account and the Non-Unitized Separate Account for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

9.
More information

About our Variable Investment Option Separate Accounts

Variable Account AA is a separate account of Equitable Financial Life Insurance Company of America under Arizona Insurance Law.

Separate Account A is a separate account of Equitable Financial Life Insurance Company under special provisions of New York Insurance Law.

Each variable investment option is a subaccount of the Separate Account. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in the Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from the Separate Account that represent our investments in the Separate Account or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest the Separate Account’s assets in any investment permitted by applicable law. The results of the Separate Account’s operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts is based on the assets in the Separate Account. However, the obligations themselves are obligations of the Company.

Income, gains, and losses credited to, or charged against, the separate account reflect the separate account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the separate account may not be used to pay any liabilities of the Company other than those arising from the contracts.

The Separate Account is registered under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise the Company or the Separate Account. Although the Separate Account is registered, the SEC does not monitor the activity of the Separate Account on a daily basis. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within the Separate Account that is available under the contract invests in shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)	to add variable investment options to, or to remove variable investment options from, the Separate Account, or to add other separate accounts;

(2)	to combine any two or more variable investment options;
(3)	to limit the number of variable investment options which you may elect;

(4)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(5)
to operate the Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account or a variable investment option directly);

(6)	to deregister the Separate Account under the Investment Company Act of 1940;

(7)	to restrict or eliminate any voting rights as to the Separate Account; and

(8)	to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of the Separate Account, you will be notified of such exercise, as required by law.

About the Trusts

The affiliated Trusts are registered under the Investment Company Act of 1940. They are classified as
“open-end
management investment companies,” more commonly called mutual funds. The affiliated Trust issues different shares relating to each portfolio.

The Board of Trustees of the affiliated Trust serves for the benefit of each Trust’s shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for the affiliated Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for the affiliated Trust, or in its SAIs, which are available upon request. See also the Appendix “Investment options available under the contract”.

About Our Structured Investment Option Non-Unitized Separate Account

We hold assets in the Non-Unitized Separate Account to support our obligations under the Structured Investment

Option. We own the assets of the Non-Unitized Separate Account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in the Non-Unitized Separate Account. We may, subject to state law that applies, transfer all assets allocated to the Non-Unitized Separate Account to our general account. We guarantee all benefits relating to your value in the Structured Investment Option, regardless of whether assets supporting the Structured Investment Option are held in the Non-Unitized Separate Account or our general account.

We may invest the Non-Unitized Separate Account assets in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues. We may also invest in interest rate swaps. Although the above generally describes our plans for investing the assets supporting our obligations under the Structured Investment Option, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws.

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract’s account value or any guaranteed benefits with which the contract was issued. The Company is solely responsible to the contract owner for the contract’s account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Commissioner of Insurance in the state of Arizona (for Equitable America), the New York State Department of Financial Services (for Equitable Financial) and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a “covered security” under the federal securities laws.
The disclosure with regard to the general account is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

About other methods of payment

Wire transfers.
Employers may also send contributions by wire transfer from a bank.

Dates and prices at which contract events occur

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Business day

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

•	When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

Contributions, transfers, withdrawals and surrenders

•	Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

•	Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

•	Contributions made to the account for special dollar cost averaging will be credited with the interest rate in effect on the date of the first contribution received by us and allocated to the time period initially selected by you.

•	Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

•	Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

•	For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

•	For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

•	Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

•	Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.

About your voting rights

As the owner of the shares of the affiliated Trusts we have the right to vote on certain matters involving the portfolios, such as:

•	the election of trustees;

•	the formal approval of independent auditors selected for the affiliated Trust; or

•	any other matters described in each prospectus for the affiliated Trust or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The affiliated Trusts sells its shares to the Company separate accounts in connection with the Company’s variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. The affiliated Trust also sells its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of the affiliated Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.
Separate Account voting rights

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

Changes in applicable law

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

Statutory compliance

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of the Company. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the ability of the principal underwriter (if applicable) to perform its contract with the Separate Account.

Financial statements

The financial statements of the Separate Account, as well as the financial statements and supplemental schedules of the Company, are incorporated by reference in the SAI. The financial statements and supplemental schedules of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing our processing office or calling
(800) 628-6673.

Transfers of ownership, collateral assignments, loans, and borrowing

Generally, the owner may not assign a contract for any purpose. However, you may request to change the owner designation or assign or transfer your rights under the contract in certain circumstances by sending us a signed and dated request. For example, a trustee owner of a Trusteed contractÜan transfer ownership to the annuitant. We will not be bound by the change of owner or assignment until we accept it in our processing office. In cases of assignments, your rights and those of any other person referred to in this contract will be subject to the assignment. We assume no responsibility for the validity of an assignment. An absolute assignment will be considered as a change of ownership to the assignee. With respect to changes of owner and assignments that we accept, unless otherwise specified by you, the change will take effect on the date you sign the change of owner or assignment request, except that it will not apply to any payment we make or other action we take before we accept the change of owner or assignment. To the extent allowed by state law, (and permitted under your contract), we may refuse our consent to any change of owner on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. We will notify you in writing if we reject your request to change the owner. In some cases, an assignment or change of ownership may have adverse tax consequences. See “Tax information” in this prospectus.

You cannot assign a contract as security for a loan or other obligation. Loans from account value, however, are permitted under TSA and governmental employer EDC (subject to state availability), unless restricted by the employer.

Funding changes

The employer or trustee can change the funding vehicle for an EDC, contract. You can change the funding vehicle for a TSA contract.

Distribution of the contracts

The contracts are distributed by both Equitable Advisors and Equitable Distributors. The Distributors serve as principal underwriters of the Separate Account. The offering of the contracts is intended to be continuous.

Equitable Advisors is an affiliate of the Company, and Equitable Distributors is a wholly owned subsidiary of Equitable Financial. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1345 Avenue of the Americas, New York, NY 10105. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Both broker-dealers also act as distributors for other life and annuity products we issue.

The contracts are sold by financial professionals of Equitable Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors (“Selling broker-dealers”).

The Company pays compensation to both Distributors based on contracts sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges, expenses, and adjustments” in this prospectus.

Equitable Advisors Compensation.
The Company pays compensation to Equitable Advisors based on contributions made on the contracts sold through Equitable Advisors (“contribution-based compensation”). The contribution-based compensation will generally not exceed 16.0% of total contributions. Equitable Advisors, in turn, may pay a portion of the contribution-based compensation received from the Company to the Equitable Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.70% of the account value of the contract sold (“asset-based compensation”). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by Equitable Advisors varies among financial professionals and among Selling broker-dealers. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not Equitable Advisors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

Equitable Advisors financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company contracts and contracts offered by other companies. These incentives provide non-cash
compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation.
In an effort to promote the sale of the Company products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of our contract than it pays for the sale of a contract or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same contract. Equitable Advisors also pay different level of compensation based on different contract types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company contracts than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company contracts and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our contract over a contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA and other federal and state regulatory authorities, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Equitable Distributors Compensation.
The Company pays contribution-based and asset-based compensation (together “compensation”) to Equitable Distributors. Contribution-based compensation is paid based on the Company contracts sold through Equitable Distributors’ Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of Equitable Distributors’ Selling broker-dealers. Contribution-based compensation will generally not exceed 16.0% of the total contributions made under the contracts. Equitable Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 0.70% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which the Company pays to Equitable Distributors will be reduced by the same amount, and the Company will pay Equitable Distributors asset-based compensation on the contract equal to the asset-based compensation which Equitable Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by Equitable Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not Equitable Distributors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

The Company also pays Equitable Distributors compensation to cover its operating expenses and marketing services under the terms of the Company’s distribution agreements with Equitable Distributors.

Additional payments by Equitable Distributors to Selling broker-dealers.
 Equitable Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company’s products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, Equitable Distributors increases the marketing allowance as certain sales thresholds are met. Equitable Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company’s products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”). Equitable Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain of our contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company’s contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2025) received additional payments. These additional payments ranged from $107.81 to $10,223,322.39. The Company and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of the Company’s contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

AAG Capital Inc., AE Financial Services, LLC, Allstate Financial Services, LLC, Ameriprise Financial Services, LLC, Aretec Group Inc., Ausdal Financial Partners, Inc., Cabot Lodge Securities, LLC, Cadaret, Grant & Co., Inc., Cambridge Investment Research, Centaurus Financial, Inc., Citigroup Global Markets, Inc., Citizens Investment Services, Commonwealth Financial Network, Copper Financial Network, LLC, CUSO Financial Services, L.P., DPL Financial Partners, Equity Services Inc., Farmers Financial Solution LLC, FIDX Markets LLC, First Horizon Advisors, Inc., Flourish Financial LLC, Geneos Wealth Management Inc., Gradient Securities, LLC, Grove Point Investments LLC, GWN Securities, Inc., Halo Securities LLC, Harbour Investments, Inc., Hornor Townsend & Kent, LLC, Independent Financial Group LLC, James T. Borello & Co., Janney Montgomery Scott LLC, J.W. Cole Financial, Inc., Kestra Investment Services LLC, Key Investment Services LLC, Kovack Securities Inc., Lincoln Investment Planning, Lion Street Financial LLC, LPL Financial Corporation, Madison Avenue Securities, LLC, MML Investors Services, LLC, Morgan Stanley Smith Barney, Mutual of
Omaha Investor Services Inc., NEXT Financial Group, Inc., OneAmerica Securities Inc., Osaic Institutions, Inc., Osaic Wealth, Inc., Park Avenue Securities, LLC, PlanMember Securities Corp., PNC Investments, LLC, Primerica Financial Services, Inc., Principal Securities, Inc., Pruco Securities, LLC, Purshe Kaplan Sterling Investments, Inc., Raymond James & Associates Inc., RBC Capital Markets Corporation, RetireOne Investment Services, LLC, Santander Securities Corporation, SCF Securities, Inc., The Huntington Investment Company, The Leaders Group, Inc., Thrivent Investment Management Inc., UBS Financial Services Inc., U.S. Bancorp Advisors, LLC, U.S. Bancorp Investments, Inc., Valmark Securities Inc., Wells Fargo Advisors, LLC, Western International Securities, Inc., World Equity Goup, Inc.

Appendix: Investment options available under the contract

(a) Variable investment options

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146658. You can request this information at no cost by calling (877) 522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com. If you elect a Guaranteed benefit, you may only invest in the Portfolios listed in the designated table below.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Specialty	1290 VT Convertible Securities — Equitable Investment Management Group, LLC (“EIMG”); SSGA Funds Management, Inc.	0.90%	^	15.79%	2.91%	8.89%
Fixed Income	1290 VT DoubleLine Opportunistic Bond — EIMG; DoubleLine Capital LP	0.91%	^	7.25%	0.27%	2.12%
Equity	1290 VT Equity Income — EIMG; Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95%	^	13.04%	11.25%	8.85%
Equity	1290 VT GAMCO Small Company Value — EIMG; GAMCO Asset Management, Inc.	1.05%		12.82%	11.24%	10.77%
Fixed Income	1290 VT High Yield Bond — EIMG; AXA Investment Managers US Inc., Post Advisory Group, LLC	1.02%	^	7.54%	3.92%	5.41%
Equity	1290 VT Small Cap Value — EIMG; BlackRock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.23%	^	6.11%	13.44%	11.19%
Equity	1290 VT SmartBeta Equity ESG — EIMG; AXA Investment Managers US Inc.	1.10%		13.95%	10.21%	10.74%
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.90%		17.23%	13.04%	13.83%
Equity	EQ/2000 Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.84%		9.32%	4.40%	8.33%
Equity	EQ/400 Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.85%	^	3.31%	7.06%	9.21%
Equity	EQ/500 Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.80%		13.33%	12.43%	13.15%
Asset Allocation	EQ/AB Dynamic Moderate GrowthΔ — EIMG; AllianceBernstein L.P.	1.13%		13.46%	6.31%	6.12%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.92%		9.21%	3.43%	10.10%
Asset Allocation	EQ/Aggressive Allocation† — EIMG	1.15%		12.97%	7.79%	9.47%
Asset Allocation	EQ/Aggressive Growth Strategy† — EIMG	1.01%		12.17%	7.61%	9.04%
Asset Allocation	EQ/All Asset Growth Allocation — EIMG	1.25%	^	17.18%	7.12%	8.28%
Equity	EQ/American Century Mid Cap Value — EIMG; American Century Investment Management, Inc.	1.00%	^	8.72%	8.64%	—
Asset Allocation	EQ/Balanced Strategy† — EIMG	0.97%		10.05%	4.68%	6.08%
Equity	EQ/ClearBridge Large Cap Growth ESG — EIMG; ClearBridge Investments, LLC	1.00%	^	7.69%	10.47%	13.63%
Equity	EQ/ClearBridge Select Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC, ClearBridge Investments, LLC	1.06%	^	7.66%	8.42%	12.21%
Equity	EQ/Common Stock Index — EIMG; AllianceBernstein L.P.	0.67%	^	16.28%	12.50%	13.55%
Asset Allocation	EQ/Conservative Allocation† — EIMG	1.00%	^	7.48%	1.74%	3.11%
Asset Allocation	EQ/Conservative Growth Strategy† — EIMG	0.97%		9.32%	3.76%	5.10%
Asset Allocation	EQ/Conservative Strategy† — EIMG	0.95%		7.86%	1.93%	3.12%
Asset Allocation	EQ/Conservative-Plus Allocation† — EIMG	1.09%		9.06%	3.38%	4.94%

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Fixed Income	EQ/Core Bond Index(1) — EIMG; SSGA Funds Management, Inc.	0.62%	^	6.43%	0.35%	1.70%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93%	^	8.58%	-0.68%	2.17%
Equity	EQ/Emerging Markets Equity PLUS — EIMG; AllianceBernstein L.P., EARNEST Partners, LLC	1.20%	^	33.46%	4.64%	7.73%
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.53%	^	17.23%	13.79%	14.15%
Equity	EQ/Fidelity Institutional AM® Large Cap — EIMG; FIAM LLC	0.87%	^	18.34%	13.86%	—
Equity	EQ/Franklin Small Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Franklin Mutual Advisers, LLC	1.05%	^	7.06%	6.11%	8.71%
Equity	EQ/Global Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.08%	^	19.14%	8.33%	9.47%
Equity	EQ/Goldman Sachs Mid Cap Value — EIMG; Goldman Sachs Asset Management L.P.	1.09%	^	9.22%	9.66%	—
Equity	EQ/International Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.06%		26.12%	7.52%	7.48%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.72%	^	31.46%	9.91%	8.07%
Equity	EQ/International Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.86%		25.90%	7.28%	6.92%
Equity	EQ/International Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Harris Associates LP	1.04%		26.66%	7.75%	6.77%
Equity	EQ/Invesco Comstock — EIMG; Invesco Advisers, Inc.	1.00%	^	16.93%	14.99%	11.71%
Equity	EQ/Invesco Global — EIMG; Invesco Advisers, Inc .	1.10%	^	15.40%	6.95%	10.59%
Specialty	EQ/Invesco Global Real Assets — EIMG; Invesco Advisers, Inc.	1.16%		15.93%	7.11%	—
Equity	EQ/Janus Enterprise — EIMG; Janus Henderson Investors US LLC	1.04%		8.05%	7.06%	10.61%
Equity	EQ/JPMorgan Growth Stock — EIMG; J.P. Morgan Investment Management Inc.	0.96%	^	14.76%	9.43%	14.08%
Equity	EQ/JPMorgan Value Opportunities — EIMG; J.P. Morgan Investment Management Inc.	0.95%		15.40%	12.77%	12.08%
Equity	EQ/Large Cap Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.88%		10.88%	12.03%	12.83%
Equity	EQ/Large Cap Growth Index — EIMG; AllianceBernstein L.P.	0.71%		17.74%	14.51%	17.26%
Equity	EQ/Large Cap Growth Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.87%		11.06%	11.64%	15.01%
Equity	EQ/Large Cap Value Index — EIMG; AllianceBernstein L.P.	0.74%		15.04%	10.52%	9.77%
Equity	EQ/Large Cap Value Managed Volatility† — EIMG; AllianceBernstein L.P.	0.86%		10.62%	9.69%	9.56%
Equity	EQ/Lazard Emerging Markets Equity — EIMG; Lazard Asset Management LLC	1.35%	^	42.06%	10.84%	—
Equity	EQ/MFS International Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	20.90%	6.90%	9.61%
Equity	EQ/MFS International Intrinsic Value — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.15%	^	32.95%	6.99%	—
Equity	EQ/MFS Mid Cap Focused Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	5.60%	5.09%	—
Specialty	EQ/MFS Technology — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%		16.24%	12.06%	—
Specialty	EQ/MFS Utilities Series — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.05%	^	14.65%	7.33%	—
Equity	EQ/Mid Cap Index — EIMG; AllianceBernstein L.P.	0.64%	^	6.80%	8.42%	9.99%
Equity	EQ/Mid Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.97%		4.98%	7.62%	8.20%
Asset Allocation	EQ/Moderate Allocation† — EIMG	1.08%		10.25%	4.14%	5.78%
Asset Allocation	EQ/Moderate Growth Strategy† — EIMG	0.98%		10.83%	5.67%	7.08%
Asset Allocation	EQ/Moderate-Plus Allocation† — EIMG	1.11%		11.50%	5.88%	7.67%
Cash/Cash Equivalent	EQ/Money Market* — EIMG; Dreyfus, a division of Mellon Investments Corporation	0.67%		3.66%	2.79%	1.73%
Fixed Income	EQ/PIMCO Global Real Return — EIMG; Pacific Investment Management Company LLC	2.74%	^	5.52%	-0.90%	2.48%
Fixed Income	EQ/PIMCO Ultra Short Bond — EIMG; Pacific Investment Management Company LLC	0.80%	^	4.47%	2.93%	2.32%
Fixed Income	EQ/Quality Bond PLUS — EIMG; AllianceBernstein L.P., Pacific Investment Management Company LLC	0.82%		6.32%	-0.19%	1.31%

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Equity	EQ/Small Company Index — EIMG; AllianceBernstein L.P.	0.63%		12.57%	6.16%	9.44%
Equity	EQ/Value Equity — EIMG; Aristotle Capital Management, LLC	0.91%		11.01%	8.65%	8.47%
Specialty	EQ/Wellington Energy — EIMG; Wellington Management Company LLP	1.19%	^	12.17%	17.90%	—
Asset Allocation	Equitable Conservative Growth MF/ETF Portfolio — EIMG	1.10%	^	12.03%	4.95%	6.85%
Asset Allocation	Equitable Growth MF/ETF — EIMG	1.15%	^	14.37%	—	—
Asset Allocation	Equitable Moderate Growth MF/ETF — EIMG	1.10%	^	13.43%	—	—
Equity	Multimanager Aggressive Equity — EIMG; AllianceBernstein L.P.	0.99%		16.30%	11.47%	15.66%
Fixed Income	Multimanager Core Bond(1) — EIMG; BlackRock Financial Management, Inc., DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.93%	^	7.11%	-0.27%	1.72%
Specialty	Multimanager Technology — EIMG; AllianceBernstein L.P., FIAM LLC, Wellington Management Company LLP	1.23%	^	25.87%	12.46%	19.41%
Asset Allocation	Target 2015 Allocation — EIMG	1.10%	^	9.41%	2.84%	5.08%
Asset Allocation	Target 2025 Allocation — EIMG	1.10%	^	13.12%	5.57%	7.41%
Asset Allocation	Target 2035 Allocation — EIMG	1.05%		15.70%	7.50%	8.95%
Asset Allocation	Target 2045 Allocation — EIMG	1.03%		16.81%	8.58%	9.86%
Asset Allocation	Target 2055 Allocation — EIMG	1.10%	^	17.90%	9.51%	10.81%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
Δ
Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques (including Fund of Fund Portfolios that invest in other Portfolios that utilize volatility management techniques) that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “
Δ
”. Any such unaffiliated Portfolio is not identified in the chart. See “Portfolios of the Trusts” for more information regarding volatility management.

†
EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*
The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)
Effective on or about June 29, 2026, and subject to shareholder approval, SSGA Funds Management, Inc. will be replaced as a sub-adviser
to the Portfolio (or an allocated portion thereof) with AllianceBernstein L.P.

Unaffiliated Portfolio Companies:

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Fixed Income	American Funds Insurance Series® The Bond Fund of America® — Capital Research and Management Company	0.72%	^	6.98%	-0.38%	2.11%
Equity	Fidelity® VIP Equity-Income PortfolioSM — Fidelity Management and Research Company (FMR)	0.71%		18.75%	12.23%	11.32%
Fixed Income	Fidelity® VIP Investment Grade Bond Portfolio — Fidelity Management and Research Company (FMR)	0.62%		6.93%	-0.21%	2.45%
Equity	Fidelity® VIP Mid Cap Portfolio — Fidelity Management and Research Company (FMR)	0.80%		11.49%	9.83%	10.31%
Equity	Invesco V.I. Diversified Dividend Fund — Invesco Advisers, Inc.	0.93%		15.44%	10.53%	8.93%
Equity	MFS®Massachusetts Investors Growth Stock Portfolio — Massachusetts Financial Services Company	0.97%	^	9.61%	9.74%	13.98%
Fixed Income	Nomura VIP High Income Series — Delaware Management Company; Nomura Corporate Research and Asset Management Inc.	0.97%		7.17%	3.73%	5.56%
Specialty	PIMCO CommodityRealReturn® Strategy Portfolio — Pacific Investment Management Company LLC	3.29%	^	18.85%	10.44%	6.42%
Fixed Income	Templeton Global Bond VIP Fund — Franklin Advisers, Inc.	0.75%	^	15.73%	-0.96%	-0.15%
Specialty	VanEck VIP Global Resources Fund — Van Eck Associates Corporation	1.32%		36.17%	10.24%	8.06%
^	This Portfolio’s annual expenses reflect temporary fee reductions.

Investment options: The following are Investment options A and B, as referred to in the “Selecting your investment method” section in “Purchasing the Contract” in the prospectus.

Investments Options A
Guaranteed Interest Option
1290 VT Equity Income	EQ/Janus Enterprise
1290 VT GAMCO Small Company Value	EQ/JPMorgan Value Opportunities
1290 VT Small Cap Value	EQ/Large Cap Core Managed Volatility
1290 VT SmartBeta Equity ESG	EQ/Large Cap Growth Index
1290 VT Socially Responsible	EQ/Large Cap Growth Managed Volatility
EQ/2000 Managed Volatility	EQ/Large Cap Value Index
EQ/400 Managed Volatility	EQ/Large Cap Value Managed Volatility
EQ/500 Managed Volatility	EQ/Lazard Emerging Markets Equity
EQ/AB Dynamic Moderate Growth	EQ/MFS International Growth
EQ/AB Small Cap Growth	EQ/MFS International Intrinsic Value
EQ/Aggressive Growth Strategy	EQ/MFS Mid Cap Focused Growth
EQ/All Asset Growth Allocation	EQ/MFS Technology
EQ/American Century Mid Cap Value	EQ/MFS Utilities Series
EQ/Balanced Strategy	EQ/Mid Cap Index
EQ/ClearBridge Large Cap Growth ESG	EQ/Mid Cap Value Managed Volatility
EQ/ClearBridge Select Equity Managed Volatility	EQ/Moderate Growth Strategy
EQ/Common Stock Index	EQ/Small Company Index
EQ/Conservative Growth Strategy	EQ/T. Rowe Price Growth Stock
EQ/Conservative Strategy	EQ/Value Equity
EQ/Emerging Markets Equity PLUS	EQ/Wellington Energy
EQ/Equity 500 Index	Equitable Conservative Growth MF/ETF
EQ/Fidelity Institutional AM ® Large Cap	Equitable Growth MF/ETF
EQ/Franklin Small Cap Value Managed Volatility	Equitable Moderate Growth MF/ETF
EQ/Global Equity Managed Volatility	Fidelity ® VIP Equity-Income Portfolio SM
EQ/Goldman Sachs Mid Cap Value	Fidelity ® VIP Mid Cap Portfolio
EQ/International Core Managed Volatility	Invesco V.I. Diversified Dividend Fund
EQ/International Equity Index	MFS ® Massachusetts Investors Growth Stock Portfolio
EQ/International Managed Volatility	Multimanager Aggressive Equity
EQ/International Value Managed Volatility	Multimanager Technology
EQ/Invesco Comstock	PIMCO VIT CommodityRealReturn Strategy
EQ/Invesco Global	VanEck VIP Global Resources Fund
EQ/Invesco Global Real Assets

Investments Options B
1290 VT Convertible Securities	EQ/PIMCO Global Real Return
1290 VT DoubleLine Opportunistic Bond	EQ/PIMCO Ultra Short Bond
1290 VT High Yield Bond	Fidelity ® VIP Investment Grade Bond Portfolio
American Funds Insurance Series ® The Bond Fund of America ®	Multimanager Core Bond
EQ/Core Bond Index	Nomura VIP High Income Series
EQ/Money Market	Templeton Global Bond VIP Fund

Personal Income Benefit variable investment options are limited to those listed below.

(The Personal Income Benefit is only available for contracts issued before November 10, 2023)

For allocations to your Personal Income Benefit account value	For allocations to your Non-Personal Income Benefit account value
Personal Income Benefit EQ/Balanced Strategy	EQ/Balanced Strategy
Personal Income Benefit EQ/Conservative Growth Strategy	EQ/Conservative Growth Strategy
Personal Income Benefit EQ/Conservative Strategy	EQ/Conservative Strategy
Personal Income Benefit EQ/Moderate Growth Strategy	EQ/Moderate Growth Strategy
Personal Income Benefit EQ/AB Dynamic Moderate Growth	EQ/AB Dynamic Moderate Growth

(b) Index-Linked Options

The following is a list of Segments of the Structured Investment Option (SIO) currently available under the contract. We may change the features of the Segments listed below (including the Index and current limits on Index gains and losses), offer new Segments, and terminate existing Segments. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://equitable.com/equivestsio. See “Structured Investment Option” in “Purchasing the contract” for additional information about the Indices, the Segment Rate of Return calculation methods, and the operation of the Segment Buffer and Performance Cap Rate.

Note: If amounts are removed from a Segment of the SIO before the Segment Maturity Date, we will apply a Contract adjustment based on the Segment Interim Value. This may result in a significant reduction in your account value that could exceed any protection from Index loss that would be in place if you held the option until the Segment Maturity Date.

Index 1	Type of Index	Segment Duration	Segment Rate of Return Calculation Method	Current Limit on Index Loss (if held until Segment Maturity Date)	Minimum Limit on Index Gain for the life of the Segment Type (Performance Cap Rate)
S&P 500 Price Return Index	Market Index	1 year	Standard	-10% Segment Buffer	4% 2
S&P 500 Price Return Index	Market Index	3 year	Standard	-20% Segment Buffer	12%
S&P 500 Price Return Index	Market Index	5 year	Standard	-20% Segment Buffer	20%
Russell 2000 ® Price Return Index	Market Index	1 year	Standard	-10% Segment Buffer	4% 2
Russell 2000 ® Price Return Index	Market Index	3 year	Standard	-20% Segment Buffer	12%
Russell 2000 ® Price Return Index	Market Index	5 year	Standard	-20% Segment Buffer	20%
MSCI EAFE Price Return Index	Market Index	1 year	Standard	-10% Segment Buffer	4% 2
1
Each reference Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

2	5% in the State of New York.

We may change the Indices and/or Segment Options, but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. In the future, we may offer other Segment Options that do not provide any downside protection which would mean there is a risk of loss of the entire amount invested. Our minimum Performance Cap Rate for 5 year Standard Segment Types is 20% (12% for 3 year Segments and 4% for 1 year Segments). We will not open a Segment with a Performance Cap Rate below the applicable minimum rate. See Appendix: “State contract availability and/or variations of certain features and benefits” for more information on state variations.

(c) Fixed investment options

The following is a list of Fixed investment options currently available under the contract. We may change the features of the Fixed investment options listed below, offer new Fixed investment options, and terminate existing Fixed investment options. We will provide you with written notice before doing so.

Note: If amounts are removed from a Fixed investment option before the end of its term, we may apply a market value adjustment. This may result in a significant reduction in your account value.

Name	Term	Minimum Guaranteed Rate of Interest
Guaranteed interest option	N/A	1.0%
Account for special dollar cost averaging	3 - 12 months	N/A

For more information, please see “Guaranteed interest option” and “Account for special dollar cost averaging” under “Purchasing the Contract” in the prospectus.

Appendix: State contract availability and/or variations of certain features and benefits

States where certain EQUI-VEST
®
(Series 201) features and/or benefits are not available or vary:

State	Features and Benefits	Contract Type	Availability or Variation
Alaska	Optional Semester Strategies program	All contract types	Not Available
California	See “Your right to cancel within a certain number of days” in “Purchasing the Contract.”	All contract types
If you reside in the state of California and you are age 60 or older at the time the contract is issued, you may return your variable annuity contract within 30 days from the date that you receive it and receive a refund as described below.

If you allocate your entire initial contribution to the EQ/Money Market option (and/or guaranteed interest option), the amount of your refund will be equal to your contribution less interest, unless you make a transfer, in which case the amount of your refund will be equal to your account value on the date we receive your request to cancel at our processing office. This amount could be less than your initial contribution. If you allocate any portion of your initial contribution to the variable investment options (other than the EQ/Money Market option), your refund will be equal to your account value on the date we receive your request to cancel at our processing office.

Florida	Optional Semester Strategies program	All contract types	Not Available

	See “Selecting an annuity payout option” in the “Accessing your money” section under “Your annuity payout options.”	All contract types	You can choose the date annuity payments are to begin, but generally it may not be earlier than twelve months from the EQUI-VEST ® contract date.

	See “How you can purchase and contribute to your contract” in the “Purchasing the Contract” section.	All contract types	The following statement in this section does not apply to contracts issued in Florida:

We may refuse to accept any contribution if the sum of all contributions under all of our annuity accumulation contracts with the same owner and annuitant would be more than $2,500,000.

State	Features and Benefits	Contract Type	Availability or Variation
Florida (continued)	See “Your right to cancel within a certain number of days” in “Purchasing the Contract”	All contract types	If you reside in the state of Florida, you may cancel your variable annuity contract and return it to us within 21 days from the date that you receive it. You will receive an unconditional refund equal to the greater of the cash surrender value provided in the annuity contract, plus any fees or charges deducted from the contributions or imposed under the contract, or a refund of all contributions paid.
	See “Withdrawal charge” in “Charges, expenses, and adjustments”	All contract types	If you are age 65 or older at the time your contract is issued, the applicable withdrawal charge will not exceed 10% of the amount withdrawn. In addition, no charge will apply after the end of the 10th contract year or 10 years after a contribution is made, whichever is later.
Illinois	See “Selecting an annuity payout option” in the “Your annuity payout options” section under “Accessing your money”	All contract types	You can choose the date annuity payments are to begin, but it may not be earlier than 12 months from the EQUI-VEST ® contract date.
Massachusetts	See “Disability, terminal illness or confinement to nursing home” in the “Charges under the contracts” section under “Charges, expenses, and adjustments”	All contract types	The disability, terminal illness and confinement to a nursing home withdrawal charge waivers are not available.

	See “Annual administrative charge” in the “Charges under the contract” section under “Charges, expenses, and adjustments”		We do not deduct amounts from the guaranteed interest option for the Annual administrative charge.
Minnesota	Optional Semester Strategies program	All contract types	Not Available
New Hampshire	Optional Semester Strategies program	All contract types	Not Available

	See “Disability, terminal illness, or confinement to nursing home” in the “Charges, expenses, and adjustments” section.	TSA 403(b) contracts
The first full sentence under Item (iii) in this section is revised as follows:
A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or qualified to receive approval of Medicare benefits, or (b) operated pursuant to law as a skilled nursing care service.
The second bulleted item under Item (iii) in this section is revised as follows:
•
it provides continuous room and board;

State	Features and Benefits	Contract Type	Availability or Variation
New York	Optional Semester Strategies program	All contract types	Not Available

	See “Your annuity payout options” in the “Accessing your money” section.	TSA 403(b) contracts	The Variable Immediate Annuity payout option is not available.

	See “Annual administrative charge” in the “Charges, expenses, and adjustments” section.	TSA 403(b) contracts	The annual administrative charge will not be deducted from amounts allocated to the guaranteed interest option.

	See “Charge for third-party transfer or exchange” in the “Charges, expenses, and adjustments” section.	TSA 403(b) contracts	The charge for third-party transfer or exchange will not be deducted from amounts allocated to the guaranteed interest option.

	See “Selecting an annuity payout option” in the “Accessing your money” section.	TSA 403(b) contracts
The maximum maturity date is the contract date anniversary that follows the annuitant’s 90th birthday.
For contracts issued on or after January 1, 2023:

The amount applied to provide the annuity benefit will be the account value for any life annuity form.

	See “Charges under the contracts” under “Charges, expenses, and adjustments”		We do not deduct amounts from the guaranteed interest option for the Annual administrative charge or Charge for third-party transfer or exchange.
	See “Charges, expenses, and adjustments — Withdrawal charge”
For contracts issued on or after November 10, 2023, Withdrawal Charges will be deducted from the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option. A Withdrawal Charge will be imposed as a percentage of each Contribution made to the extent that a withdrawal exceeds the Free Withdrawal Amount or, if the Contract is surrendered to receive the Cash Value. We determine the Withdrawal Charge separately for each Contribution in accordance with the table below.

			Contract Year	Percentage of Contributions
			1	5.00%
			2	5.00%
			3	5.00%
			4	5.00%
			5	5.00%
			6	4.00%

State	Features and Benefits	Contract Type	Availability or Variation
New York (continued)
The applicable Withdrawal Charge percentage is determined by the Contract Year in which the withdrawal is made or the Contract is surrendered, beginning with ‘‘Contract Year 1’’ with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is ‘‘Contract Year 1.”

	See “What are your investment options under the contract” in “Purchasing the Contract”	All contract types
For contracts issued on or before January 1, 2023 and issued on or after June 24, 2024, the Structured Investment Option will be available.

The minimum Performance Cap Rate for 1 year Standard Segment Types is 5% in New York

Oregon	Optional Semester Strategies program	All contract types	Not Available

	See “Charge for third-party transfer or exchange” in the “Charges, expenses, and adjustments” section.	TSA 403(b) and EDC Contracts	Third-party transfer charge is not permitted.
Pennsylvania	Optional Semester Strategies program	All contract types	Not Available

	See “Loans” in “Accessing your money”	All contract types	Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal Revenue Code limits.

	See “Withdrawal charge” and “Disability, terminal illness, or confinement to nursing home” in the “Charges under the contracts” section under “Charges”, expenses, and adjustments	All contract types	The withdrawal charge waiver does not apply on the transaction date of each contribution received nor until twelve months thereafter with respect to the Social Security Disability Waiver, the Terminal Illness Waiver, or if the owner is confined to a nursing home.
Rhode Island	See “Your right to cancel within a certain number of days” in the “Purchasing the Contract” section.	All contract types	To exercise your cancellation right, you must return the contract directly to our processing office within 20 days after you receive it.
Texas	See “How you can purchase and contribute to your contract” in “Purchasing the Contract”	EDC contracts	The $2,500,000 limitation on the sum of all contributions under all of our annuity accumulating contracts with the same owner or annuitant does not apply.

	See “Personal Income Benefit” in “Benefits available under the contract”	For TSA contract owners who are employees of public school districts and open enrollment charter schools (grades K-12).	The Personal Income Benefit feature is not available.

State	Features and Benefits	Contract Type	Availability or Variation

Texas (continued)	See “Loans” in “Accessing your money”	All contract types	Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal Revenue Code limits.
	See “Annual administrative charge” in the “Charges under the contract” section under “Charges, expenses, and adjustments”	All contract types	• We do not deduct amounts from the guaranteed interest option for the Annual administrative charge. • The annual administrative charge will never be greater than $50.00

See “Charges we deduct from your total account value at the time you request certain transactions” and footnote (1) in the Fee table. Also, see “Withdrawal charge” in “Charges under the contract” in “Charges, expenses, and adjustments”	For TSA contract owners who are employees of public school districts and open enrollment charter schools (grades K-12).	The withdrawal charge equals a percentage of the amount withdrawn based on the following schedule:
		Contract year(s)	Charge
		1	6.00%
		2	5.75%
		3	5.50%
		4	5.25%
		5	5.00%
		6	4.50%
		7	4.00%
		8	3.00%
		9	2.00%
		10	1.00%
		11 and later	0.00%

The total of all withdrawal charges may not exceed 8% of all contributions made during a specified period before the withdrawal is made.
Vermont	See “Loans” under “Accessing your money”	All contract types	Taking a loan in excess of Internal Revenue Code limits may result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal Revenue Code limits.
Washington	See “Your right to cancel within a certain number of days” in the “Purchasing the Contract” section.	TSA 403(b) contracts	To exercise your cancellation right, you must return the contract directly to our processing office, or the registered representative from whom it was purchased, within 10 days after you receive it.

	See “Annual administrative charge” in the “Charges under the contract” section under “Charges, expenses, and adjustments”	All contract types	We do not deduct amounts from the guaranteed interest option for the Annual administrative charge.

Appendix: Segment Maturity Value Calculation Examples

The following examples illustrate how we calculate and credit interest under each Segment Rate of Return calculation method assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The example assume no withdrawals.

The following examples illustrate how we calculate and credit interest under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

For example, assume that you invest $1,000 in the S&P 500 Price Return Index, one year Segment with a -10% Segment Buffer, we set the Performance Cap Rate for that Segment at 7%, and you make no withdrawal from the Segment. If the S&P 500 Price Return Index performance rate is 10% on the Segment Maturity Date, you will receive a 7% Segment Rate of Return, and your Segment Maturity Value would be $1,070. We reach that amount as follows:

•	The Index Performance Rate (10%) is greater than the Performance Cap Rate (7%), so the Segment Rate of Return (7%) is equal to the Performance Cap Rate.

•	The Segment Return Amount ($70) is equal to the product of the Segment Investment ($1,000) multiplied by the Segment Rate of Return (7%).

•	The Segment Maturity Value ($1,070) is equal to the Segment Investment ($1,000) plus the Segment Return Amount ($70).

If the S&P 500 Price Return Index is only 5% higher on the Segment Maturity Date than on the Segment Start Date, then you will receive a 5% Segment Rate of Return, and your Segment Maturity Value would be $1,050. We reach that amount as follows:

•	The Index Performance Rate (5%) is less than the Performance Cap Rate (7%), so the Segment Rate of Return (5%) is equal to the Index Performance Rate.

•	The Segment Return Amount ($50) is equal to the product of the Segment Investment ($1,000) multiplied by the Segment Rate of Return (5%).

•	The Segment Maturity Value ($1,050) is equal to the Segment Investment ($1,000) plus the Segment Return Amount ($50).

If the S&P 500 Price Return Index is -10% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a 0% Segment Rate of Return, and your Segment Maturity Value would be $1,000. We reach that amount as follows:

•	The Index Performance Rate is -10% and the Segment Buffer absorbs the first -10% of negative performance, so the Segment Rate of Return is 0%.

•	The Segment Return Amount ($0) is equal to the product of the Segment Investment ($1,000) multiplied by the Segment Rate of Return (0%).

•	The Segment Maturity Value ($1,000) is equal to the Segment Investment ($1,000) plus the Segment Return Amount ($0).

If the S&P 500 Price Return Index is -20% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a -10% Segment Rate of Return, and your Segment Maturity Value would be $900. We reach that amount as follows:

•	The Index Performance Rate is -20% and the Segment Buffer absorbs the first -10% of negative performance, so the Segment Rate of Return is -10%.

•	The Segment Return Amount (-$100) is equal to the product of the Segment Investment ($1,000) multiplied by the Segment Rate of Return (-10%).

•	The Segment Maturity Value ($900) is equal to the Segment Investment ($1,000) plus the Segment Return Amount (-$100).

Appendix: Index Publishers

The Structured Investment Option tracks a certain Securities Index that is published by a third party. The Company uses this Securities Index under license from the Index’s respective publisher. The following information about the Index is included in this Prospectus in accordance with the Company’s license agreements with the publisher of the Index:

Standard & Poor’s requires that the following disclaimer be included in this Prospectus:

The Structured Investment Option, is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) or its third party licensors. Neither S&P nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Structured Investment Option or any member of the public regarding the advisability of investing in securities generally or in the Structured Investment Option, particularly or the ability of the S&P 500 Price Return Index (the “Index”) to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Company is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the Index which is determined, composed and calculated by S&P or its third party licensors without regard to the Company or the Structured Investment Option. S&P and its third party licensors have no obligation to take the needs of the Company or the owners of the Structured Investment Option into consideration in determining, composing or calculating the Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Structured Investment Option or the timing of the issuance or sale of the Structured Investment Option or in the determination or calculation of the equation by which the Structured Investment Option is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Structured Investment Option.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

The name “S&P 500 Price Return Index” is a trademark of Standard & Poor’s and has been licensed for use by the Company.

Frank Russell Company requires that the following disclosure be included in this Prospectus:

The Structured Investment Option is not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Structured Investment Option or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Russell 2000
®

Price Return Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000
®

Price Return Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000
®

Price Return Index is based. Russell’s only relationship to the Company is the licensing of certain trademarks and trade names of Russell and of the Russell 2000
®

Price Return Index which is determined, composed and calculated by Russell without regard to the Company or the Structured Investment Option. Russell is not responsible for and has not reviewed the Structured Investment Option nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Structured Investment Option. Russell has no obligation or liability in connection with the administration, marketing or trading of the Structured Investment Option.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000
®

PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS,

OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY, INVESTORS, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000
®

PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000
®

PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING

ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI Inc. requires that the following disclosure be included in this Prospectus:

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Appendix: Segment Maturity Date and Segment Start Date examples

The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always be scheduled to occur on the first two consecutive business days that are also Segment Business Days occurring after the 13th of a month. However, as described earlier in this Prospectus, the Segment Maturity Date and Segment Start Date may sometimes occur on later dates.

Set forth below are representative examples of how the Segment Maturity Date and Segment Start Date may be moved to a later date in a given month due to weekends and holidays, which are not Segment Business Days.

The first table below assumes that the 14th and/or 15th of the month falls on a weekend, and the following Monday and Tuesday are both Segment Business Days:

If the 14th is a:	then the Segment Maturity Date is:	and the Segment Start Date is:
Friday	Friday the 14th	Monday the 17th
Saturday	Monday the 16th	Tuesday the 17th
Sunday	Monday the 15th	Tuesday the 16th

The second table below assumes that the 14th or 15th of the month falls on a scheduled holiday and therefore, is not a Segment Business Day:

If a scheduled holiday falls on:	then the Segment Maturity Date is:	and the Segment Start Date is:
Monday the 14th	Tuesday the 15th	Wednesday the 16th
Friday the 15th	Monday the 18th	Tuesday the 19th

EQUI-VEST
®

(Series 201)
A deferred annuity contract

Issued by

Equitable Financial Life Insurance Company of America
Equitable Financial Life Insurance Company

This prospectus describes the important features of the contract and provides information about the Company.

We have filed with the Securities and Exchange Commission the Statements of Additional Information (“SAI”) that includes additional information about EQUI-VEST
®

(Series 201), Equitable Financial Life Insurance Company of America and Variable Account AA, and Equitable Financial Life Insurance Company and Separate Account A, respectively. The SAI dated May 1, 2026, is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call (800) 628-6673. The SAI is also available at our website, www.equitable.com/ICSR#EQH146658.

Reports and other information about Equitable Financial Life Insurance Company of America and Variable Account AA, and Equitable Financial Life Insurance Company and Separate Account A are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifier: C000247530; C000257552 (EFLOA)
Class/Contract Identifier: C000071910; C000257551 (EFLIC)

Equitable Financial Life Insurance Company of America

Supplement dated May 1, 2026 to the current variable annuity, variable and index-linked annuity, and/or variable and fixed maturity options annuity prospectuses listed below

This Supplement provides important information regarding an assumption reinsurance transaction (the “Program”) between Equitable Financial Life Insurance Company of America (“EFLOA”, the “Company” or “we”) and Equitable Financial Life Insurance Company (“EFLIC”). Pursuant to the Program, certain EFLIC variable annuity, variable and index-linked annuity, and/or variable and fixed maturity options annuity contracts (each an “EFLIC Contract” and collectively, the “EFLIC Contracts”) will be exchanged for identical EFLOA variable annuity, variable and index-linked annuity, and/or variable and fixed maturity options annuity contracts (each an “EFLOA Contract” and collectively, the “EFLOA Contracts”). The exchanges are subject to contract owner consent in applicable states. Please read this Supplement carefully and retain it for future reference.

Under the Program, EFLIC and EFLOA have entered into an assumption reinsurance transaction where EFLIC will transfer its insurance obligations and risks under its contracts to EFLOA by exchanging each EFLIC Contract with an identical EFLOA Contract. EFLOA and EFLIC have received all necessary regulatory approvals for this Program. As explained in more detail below, depending on which state the EFLIC Contract was issued in, contract owners may have the option to exchange (either through an opt-in or opt-out process) the EFLIC Contract for an EFLOA Contract. The exchanges will be accomplished by issuing a Certificate of Assumption which will state that EFLOA has assumed liability for your EFLIC Contract and that all references to EFLIC in the EFLIC Contract are changed to EFLOA. The Certificate of Assumption will further state that EFLOA has assumed all rights and duties under the express terms of your EFLIC Contract and that EFLIC no longer has any obligations to you. Except for the substitution of EFLOA for EFLIC as your insurer and moving from an EFLIC separate account to an EFLOA separate account, the terms of your contract will not change because of the Program. This means, the new EFLOA Contract will be identical to your EFLIC Contract except that EFLOA will be the issuer and administrator of your EFLOA Contract. There will be no charges assessed against you if your EFLIC Contract is exchanged for an EFLOA Contract including sales charges and the exchange will be made at relative net asset value. If your EFLIC Contract is exchanged for an EFLOA Contract, it will be for the same contract class and with the same optional benefits, if any. Partial exchanges are not permitted. If your EFLIC Contract is not exchanged for an EFLOA Contract, your EFLIC Contract will continue unchanged and there will be no penalty for not exchanging.

Depending on which state your EFLIC Contract was issued in, you may have to affirmatively consent to or have the right to opt-out of the exchange. In a separate letter (discussed below), we will advise you which of the following consent processes applies to your EFLIC contract (based on the state it was issued in):

•	In certain states, you must affirmatively consent to the exchange (“opt-in process”).

•	In certain states, you will be deemed to have elected the exchange if you do not exercise your right to opt out within a specified period (“opt-out process”).

•	In certain states, your EFLIC Contract will be exchanged for an EFLOA Contract automatically without any action by you (“automatic process”).

Please note, in a majority of states, you will not be required to take any additional steps or provide affirmative consent before your EFLIC Contract is exchanged for an EFLOA Contract.

In connection with the Program, in addition to this Supplement you are also receiving:

•	instructions describing what steps or consent are needed before your EFLIC Contract is exchanged for an EFLOA Contract; and

•	an EFLOA Contract prospectus(es).

The letter with instructions advising what “process” applies (i.e., whether you are in an opt-in process state, opt-out process state or automatic process state), will also contain any timelines or deadlines that are applicable. Please note, exchanges under the Program may continue to occur for several years. We reserve the right to extend or terminate the Program without notice.

Important Considerations

If your EFLIC Contract is exchanged for an EFLOA Contract:

•	Your EFLIC Contract will terminate and EFLIC will have no further obligation to you for the benefits under your EFLIC Contract.

•	You will receive a Certificate of Assumption that will endorse your EFLIC Contract and convert it into your new EFLOA Contract. EFLOA will be solely responsible to you for the benefits under your EFLOA Contract.

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•	The Account Value in your EFLIC Contract will be transferred to your EFLOA Contract without any change in value and there will be no interruption to your investments because of the exchange.

•	At the time of the exchange, the same investment options available under your EFLIC Contract will be available for investment under your EFLOA Contract. Any investment restrictions applicable under your EFLIC Contract will continue to apply under your EFLOA Contract.

•	Your death benefit and any optional benefit(s) under your EFLOA Contract immediately after the exchange will be the same as your death benefit and any optional benefit(s) under your EFLIC Contract immediately before the exchange and will continue to be calculated in the same way.

•	You will receive credit for the time your contributions were invested in your EFLIC Contract for purposes of determining whether a withdrawal charge, if applicable, applies under your EFLOA Contract.

•	We will not assess any charges against you because of the exchange.

Tax Matters

There should be no adverse tax consequences to contract owners because of the Program between EFLIC and EFLOA or the exchange of an EFLIC Contract for an EFLOA Contract. Notwithstanding, we recommend that you consult your tax advisor.

More Information

If you have any questions regarding the Program, please contact your financial representative or call the customer service center at 855-433-4015. Written inquiries may be mailed to:

Equitable Financial Life Insurance Company

8501 IBM Drive, Suite 150

Charlotte, NC 28262-4333

Variable Annuity, Variable and Index-Linked Annuity, and/or Variable and Fixed Maturity Options Annuity List

Structured Capital Strategies®	Retirement Cornerstone® Series 12.0
Structured Capital Strategies® 16	Retirement Cornerstone® Series 13.0
Structured Capital Strategies® Income	Retirement Cornerstone® Series 15.0
Structured Capital Strategies® PLUS	Retirement Cornerstone® Series 15A
Structured Capital Strategies PLUS® 21	Retirement Cornerstone® Series 15B
Structured Capital Strategies® PLUS GuardSM	Retirement Cornerstone® Series 17
Investment Edge® 15.0	Retirement Cornerstone® Series 17 Series E
Investment Edge® 21.0	Retirement Cornerstone® Series 19
EQUI-VEST® Employer-Sponsored Retirement Plans	Retirement Cornerstone® Series 19 Series E
EQUI-VEST® (Series 100-500)	EQUI-VEST® (Series 201)
EQUI-VEST® ExpressSM (Series 700)	EQUI-VEST® ExpressSM (Series 701)
EQUI-VEST® (Series 800)	EQUI-VEST® (Series 801)
EQUI-VEST® Strategies (Series 900)	EQUI-VEST® Strategies (Series 901)
Retirement Cornerstone® Series

Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated May 1, 2026 to the Prospectus dated May 1, 2026 for EQUI-VEST® (Series 201)

This Supplement adds information related to an exchange offer and modifies certain related information in the above-referenced current prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus or call (866) 638-0550.

EXCHANGE OFFER

This Supplement describes an Exchange Offer we are making to you in connection with your variable annuity contract. This Supplement contains important information that you should know before accepting this Exchange Offer.

NO ACTION IS REQUIRED ON YOUR PART

You are not required to accept this Exchange Offer or take any action under your Existing Contract. If you do not accept this Exchange Offer, your Existing Contract will continue unchanged.

In certain Employer-sponsored plans, your Employer or Plan may unilaterally accept this Exchange Offer. You can contact your financial professional for additional information.

You should carefully read this Supplement in conjunction with your Prospectus before making your decision regarding this Exchange Offer. If you have any questions about this Exchange Offer, contact your financial professional or call us directly at (866) 638-0550.

Why am I receiving this offer?

Your Employer or Plan has decided to make available to you a defined contribution investment platform (the “Program”), which is designed to provide participants (“Participants”) a selection of investment options, including certain mutual fund options and a fixed annuity contract option (each a “Program Investment Option” and collectively the “Program Investment Options”). In the future, we expect to expand the investment options available under the Program. Please note that certain Program Investment Options may be offered, advised or subadvised by Equitable Financial Life Insurance Company (the “Company”) or one or more of our affiliates.

Because the Program is available to you and you are no longer able to contribute to your EQUI-VEST contract or certificate (each an “Existing Contract” and collectively the “Existing Contracts”), we will permit you to exchange some or all of your Existing Contract for one or more affiliated mutual funds that are also Program Investment Options (each an “Affiliated Mutual Fund” and collectively the “Affiliated Mutual Funds”) and/or one or more unaffiliated mutual funds that are also Program Investment Options (each an “Unaffiliated Mutual Fund” and collectively the “Unaffiliated Mutual Funds”) without imposing withdrawal charges (the “Exchange Offer”). This Exchange Offer also includes, if applicable, any subsequent exchanges under the Program of shares of an Affiliated Mutual Fund or Unaffiliated Mutual Fund for an Existing Contract or a New Contract (described below) and any future exchanges under the Program.

You should carefully read this Supplement and your Prospectus and the prospectuses for each Affiliated Mutual Fund and each Unaffiliated Mutual Fund (each a “Mutual Fund” and collectively the “Mutual Funds”) before making your decision regarding this Exchange Offer. This Exchange Offer allows you to exchange some or all of the account value in your Existing Contract for one or more Mutual Fund without paying withdrawal charges. You should only exchange some or all of the account value in your Existing Contract if you have determined you no longer need or want some or all of the Guaranteed Benefits (described below) provided by your Existing Contract. The Mutual Funds do not offer any of these Guaranteed Benefits. If you accept this Exchange Offer your Guaranteed Benefits will terminate or be reduced and they cannot be reinstated.

What is this offer? How does this offer work?

You can exchange some or all of your Existing Contract without incurring withdrawal charges for one or more Mutual Fund. The minimum amount that may be exchanged pursuant to this Exchange Offer is $20. If you are considering investing in one or more Mutual Fund you should contact your financial professional, who will be able to explain the details of the Mutual Funds and provide you with the proper forms and applications necessary to complete the transaction. Mutual Funds can only be purchased through a broker-dealer and this Exchange Offer is not available through all broker-dealer firms.

Under this Exchange Offer, the full or partial exchange of your Existing Contract will not trigger any applicable withdrawal charge under your Existing Contract. In addition, since the Mutual Funds do not have withdrawal charges, any account value from your Existing Contract transferred into the Mutual Funds would not be subject to any withdrawal charge under the Mutual Funds (but would be subject to all other charges and fees under each applicable Mutual Fund).

Your Existing Contract has certain benefits that are not offered under any Mutual Fund (the “Guaranteed Benefits”):

•	a standard death benefit;

•	the ability to annuitize at guaranteed annuitization rates and receive guaranteed income for life;

•	a guaranteed interest option (investment option that pays interest at guaranteed rates);

•	a structured investment option (investment option that may credit interest based, in part, on the performance of an external index);

•	the optional Personal Income Benefit (not available to contracts issued on or after November 10, 2023); and

•	the Investment Simplifier (fixed dollar option and interest sweep).

You should carefully consider whether an exchange is appropriate for you by comparing the Guaranteed Benefits provided by your Existing Contract to the benefits and features provided by each Mutual Fund. The Mutual Funds do not provide any guaranteed benefits and if you accept this Exchange Offer your Guaranteed Benefits will be terminated or reduced, perhaps significantly.

You should also compare the fees and charges of your Existing Contract to the fees and charges of the Mutual Funds (mutual fund annual operating expenses include management fees, distribution and/or service (12b-1) fees and other expenses). You will also pay a recordkeeping fee on assets invested in Mutual Funds. There are no front-end or back-end sales charges for the Mutual Funds. For a copy of the prospectus for a Mutual Fund, please contact your financial professional or call (866) 638-0550. Please also see “How can I evaluate this offer?” and “Appendix I”.

When your Employer or Plan made the Program available to you it also decided how ongoing contributions may be allocated. That decision determined the terms under which you can exchange some or all of the account value in your Existing Contract into one or more Mutual Fund. Accordingly since your Employer or Plan does not currently permit ongoing contributions to the Existing Contracts, you can elect to exchange some or all of the account value in your Existing Contract into one or more Mutual Fund. Employer or Plan restrictions may prevent you from accepting this Exchange Offer. Amounts invested in one or more Mutual Fund may be subject to more stringent withdrawal requirements. For more information, please see “Tax Information” in the Prospectus and “What are the tax implications of accepting the offer?” below.

We reserve the right to terminate or materially amend this Exchange Offer with respect to any or all Existing Contracts, as well as, any or all Mutual Funds with notice at least 60 days prior to the date of termination or the effective date of the amendment, subject to the following limited exceptions. First, no such notice would be required if, under extraordinary circumstances, there is a suspension in the redemption of the Existing Contract under Section 22(e) of the 1940 Act or the rules thereunder. Second, no such notice would be required if the Mutual Fund temporarily delays or ceases the sale of the security because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

Can I subsequently exchange back into my Existing Contract or a New Contract?

Since your Existing Contract and the New Contract (discussed below) are not currently Plan investment options accepting contributions, you cannot transfer from Mutual Funds back into your Existing Contract or a New Contract. If, at some point in the future, Existing Contracts (or New Contracts as applicable) are Plan investment options accepting contributions, we also reserve the right to disallow all exchanges from the Mutual Funds into Existing Contracts or New Contracts, as well as, the right to reject individual Participant’s requests to exchange some or all of their value in the Mutual Funds back into their Existing Contract or a New Contract without rejecting other Participant’s requests or all Participant’s requests. Please Note: Even if you exchange back into your Existing Contract or a New Contract, you may not receive the same level of Guaranteed Benefits as you originally had under your Existing Contract. Please see “How can I evaluate this offer?” and “Appendix I”.

If permitted by your Employer or Plan at some future date, you may be able to exchange some or all of the value in your Mutual Funds back into your Existing Contract or, if your Existing Contract no longer exists (because you fully exchanged it for one or more Mutual Fund or subsequently surrendered it), into a new contract. The new contract would be a newly issued version of your Existing Contract (the “New Contract”). For a copy of the prospectus for the New Contract, please contact your financial professional or call (866) 638-0550. Please Note: A New Contract is only applicable if your Existing Contract no longer exists, and you will be required to complete the necessary application, order form or other documentation before the New Contract can be issued and the exchange from the Mutual Funds completed. Amounts invested in one or more Mutual Fund may be subject to more stringent withdrawal requirements which will be permanent even if you transfer back into your Existing Contract or a New Contract. For more information, please see “Tax Information” in the Prospectus and “What are the tax implications of accepting the offer?” below.

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If you exchange back into your Existing Contract or a New Contract (which is not currently permitted), a new withdrawal charge period will attach to that exchanged amount. However, no withdrawal charge will be applied to subsequent exchanges back to Mutual Funds pursuant to this Exchange Offer. You should only exchange shares of Mutual Funds for an Existing Contract or New Contract (which is not currently permitted) if you have determined that you want some or all of Guaranteed Benefits provided by the Existing Contract or New Contract and you understand all of the fees and expenses that you would be paying under that contract.

How can I evaluate this offer?

You must decide between: (1) keeping your Existing Contract; or (2) fully or partially exchanging your Existing Contract without any applicable withdrawal charges for one or more Mutual Fund.

If you do not accept our offer, your Existing Contract and all the Guaranteed Benefits would continue unchanged, and any applicable charges would continue to be deducted from your account value.

If you elect to fully exchange your Existing Contract for one or more Mutual Fund:

•	Your Existing Contract and its Guaranteed Benefits would terminate.

•	Your account value would transfer without incurring any applicable withdrawal charges, although we will deduct a pro rata portion of the Annual Administrative Charge if your Existing Contract’s account value is less than the applicable threshold specified in your Existing Contract and if you have activated the Personal Income Benefit we will also deduct a pro rata portion of that charge calculated from the date of the most recent participant date anniversary to the date of the exchange.

•	If account value is exchanged from the structured investment option prior to maturity the segment interim value calculation could result in a significant decrease in the amount to be exchanged.

•	In the future, you would not have the option to receive the lifetime income at guaranteed annuity rates.

•	Your beneficiaries would not receive the standard death benefit which could be greater than your account value provided by your Existing Contract.

•	You would not have the option to receive guaranteed lifetime income under the Personal Income Benefit.

If you partially exchange your Existing Contract for one or more Mutual Fund:

•	Your account value will be reduced by the amount of the exchange.

•	The Guaranteed Annual Withdrawal Amount and Ratchet Base under the Personal Income Benefit (if activated) and the death benefit amount will be reduced on a pro rata basis. Here the pro rata reduction is calculated by taking the percentage the account value is reduced and reducing the Guaranteed Annual Withdrawal Amount, Ratchet Base and death benefit amount by that same percentage. For example, assume an Existing Contract has a Personal Income Benefit account value of $60,000 (and a Non-Personal Income Benefit account value of $0) with a Guaranteed Annual Withdrawal Amount of $3,000, a Ratchet Base of $100,000 and a death benefit of $100,000. If seventy-five percent of the Existing Contract ($45,000) is exchanged for a Mutual Fund, the Existing Contract’s Guaranteed Annual Withdrawal Amount, Ratchet Base and death benefit will also be reduced by seventy-five percent to $750 and $25,000 and $25,000, respectively. As illustrated, the amount available for future withdrawals under the Personal Income Benefit would be significantly reduced, as would the death benefit and Ratchet Base by significantly more than the dollar amount of the exchange.

•	Accepting the Exchange Offer before age 65 or exchanging more than your Guaranteed Annual Withdrawal Amount may result in an Early or Excess Withdrawal under the Personal Income Benefit either of which could reduce or terminate the benefit.

•	The amount available for lifetime payments under the Personal Income Benefit will be reduced, possibly significantly.

•	If account value is exchanged from the structured investment option prior to maturity each Segment Investment will be reduced, possibly significantly.

•	The account value that can be used for annuity payments under the Existing Contract’s annuity payment options will also be reduced.

You should compare your Existing Contract’s Guaranteed Benefits with the Mutual Funds’ benefits and features. See “Appendix I”. Under a Mutual Fund the death benefit is equal to the Mutual Fund account value, which could be more or less than your contributions, including the amount exchanged from your Existing Contract. In addition, you will not be able to annuitize your Mutual Funds and receive guaranteed lifetime income.

When you purchased your Existing Contract, you made the decision that some or all of the Guaranteed Benefits were important to you based on your personal circumstances at that time. When considering this Exchange Offer, you should consider whether

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you no longer need or want some or all of the Guaranteed Benefits provided by your Existing Contract, given your personal circumstances today and your future needs because, if you accept our Exchange Offer, you will be giving up or significantly reducing your Guaranteed Benefits. You should consider your specific circumstances, including your specific account values, death benefit value, Guaranteed Annual Withdrawal Amount and Ratchet Base under the Personal Income Benefit, and the following factors:

•	How long you intend to keep your Existing Contract.

•	Whether it is important for you to leave your Existing Contract’s death benefit to your beneficiaries.

•	Whether your death benefit amount is greater than your account value.

•	Whether, given your current state of health, you believe you are likely to provide a death benefit to your beneficiaries.

•	Whether it is important for you to be able to receive guaranteed lifetime income.

•	Whether you have or will activate the Personal Income Benefit.

•	Whether your Ratchet Base and Guaranteed Annual Withdrawal Amount are higher than your current account value would support.

•	Whether, given your current state of health, you believe you are likely to live to enjoy the income provided by the Personal Income Benefit, if activated.

•	Whether the amount you plan to exchange will cause a Personal Income Benefit Early or Excess withdrawal.

•	If you are currently taking Guaranteed Annual Withdrawal Amount withdrawals, whether it is acceptable to have those withdrawals terminate or be reduced.

•	Whether the availability of a guaranteed interest option or structured investment option is important to you.

•	Whether amounts would be exchanged out of the structured investment option prior to Segment maturity.

You should assess your own situation to decide whether to accept the Exchange Offer. Once terminated, your Guaranteed Benefits based on the values in your Existing Contract cannot be reinstated. In considering the factors above, and any other factors you believe relevant, you may wish to consult with your named beneficiaries, and your financial professional and other advisors. We cannot provide investment advice to you, including how to weigh any relevant factors for your particular situation. We cannot provide any advice regarding future account value, including whether investment options under your Existing Contract will experience market gains or losses. In addition to all the things you and your financial professional and advisors consider, please also consider the following questions:

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Do you still need 100% of the guaranteed lifetime income provided by the Personal Income Benefit? If you do, then the offer is most likely not appropriate for you. If, on the other hand, your circumstances have changed and 100% of the guaranteed lifetime income provided by the Personal Income Benefit is not important, then you may want to consider the offer and decide if one or more Mutual Fund is appropriate for you.

2.

Do you still need 100% of the guaranteed death benefit? If you do, then the offer is most likely not appropriate for you. If, on the other hand, your circumstances have changed and 100% of the guaranteed death benefit is not important, then you may want to consider the offer and decide if one or more Mutual Fund is appropriate for you.

3.

Do you still need to invest in a guaranteed interest option at a guaranteed rate at least equal to your Existing Contract’s guaranteed minimum annual rate? If you do, then the offer is most likely not appropriate for you. If, on the other hand, your circumstances have changed and a guaranteed interest option at a guaranteed rate at least equal to your Existing Contract’s guaranteed minimum annual rate is not important, then you may want to consider the offer and decide if one or more Mutual Fund is appropriate for you.

Also, if your Employer or Plan allows contributions into Existing Contracts (or New Contracts when applicable) in the future and we allow you to exchange from Mutual Funds back into your Existing Contract or a New Contract, you likely will not receive the same level of Guaranteed Benefits and a new withdrawal charge period will start. There is no guarantee that your Employer or Plan will allow contributions into Existing Contracts or New Contracts in the future.

•	When you fully exchange your Existing Contract for one or more Mutual Fund, you lose the value of your existing Guaranteed Benefits which may be greater than the amount exchanged. If you later are allowed to exchange out of your Mutual Funds into a New Contract, you establish guaranteed benefits in the New Contract equal to the amount exchanged from the Mutual Funds which may be less. For example, assume your standard death benefit amount ($100,000) was greater than your account value ($90,000) when you fully exchanged your Existing Contract into three Mutual Funds. A year later your Employer reopens Existing Contracts as a Plan investment option and you decide to exchange the value in your Mutual Funds ($96,000) into a New Contract. Your new death benefit amount in the New Contract ($96,000) is equal the amount you exchange into the New Contract not the original death benefit amount which was higher.

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•	When you partially exchange your Existing Contract for one or more Mutual Fund, the value of your remaining Guaranteed Benefits are reduced on a pro rata basis (as discussed above). If you later are allowed to exchange the same amount from your Mutual Funds back into your Existing Contract, the value of your Guaranteed Benefits may be lower. For example, assume your standard death benefit amount ($100,000) was greater than your account value ($90,000) when you exchanged $45,000 into three Mutual Funds. Your Existing Contract’s death benefit amount immediately after the partial exchange would be $50,000 (the account value was reduced by 50% and therefore the death benefit was reduced by 50%). A year later your Existing Contract’s account value is $49,000 and its death benefit is still equal to $50,000. If your Employer reopens Existing Contracts as a Plan investment option and you then exchange the value in your Mutual Funds ($48,000) back into your Existing Contract, your Existing Contract’s death benefit amount immediately after the exchange will be $98,000 ($50,000 + $48,000), which is lower than the original death benefit amount even though the account value of your Existing Contract and the value of the Mutual Funds both increased before the exchange back into your Existing Contract.

Please remember, the Mutual Funds do not provide any guaranteed benefits. If you exchange 100% of your account value under your Existing Contract for one or more Mutual Fund, your Existing Contract will terminate, and you will lose your Guaranteed Benefits. If you exchange only a portion of your account value, the amount exchanged will reduce the account value of your Existing Contract on a dollar-for-dollar basis and will generally reduce the value of your death benefit, as well as, your Guaranteed Annual Withdrawal Amount and Ratchet Base under the Personal Income Benefit on a pro rata basis which could be greater than the dollar amount exchanged and could significantly reduce or terminate the Personal Income Benefit. You will also be subject to all the fees and charges under each applicable Mutual Fund.

How do I accept this offer?

To accept this Exchange Offer, you must (1) be enrolled in the Program (please contact your financial professional for more information on how to enroll in the Program) and (2) complete the applicable exchange form. Please complete, sign and date the exchange form and return it to us at the following address:

Equitable EQUI-VEST® Processing Office

P.O. Box 1430

Charlotte, NC 28201-1430

We will not process your acceptance of the offer until all applicable requirements are satisfied. Transactions requested but not completed due to your failure to provide sufficient information, or for any other reason beyond our control, will not be eligible for the offer.

Good order. The Exchange Offer is not available on (1) any day that you are not enrolled in the Program and (2) on a non-business day (including a non-Segment Business Day if account value is being exchanged out of a Segment). We will not consider your acceptance of the offer to be in good order if we receive it on such a day or if it is missing any necessary information. If the Exchange Offer is received in good order before the market closes on a business day, then (1) for exchanges into Affiliated Mutual Funds, the exchange out of the Existing Contract and the purchase of shares of each Affiliated Mutual Fund will occur at the price calculated as of market close on that business day and (2) for exchanges into Unaffiliated Mutual Funds, the exchange out of the Existing Contract will occur at the price calculated as of market close on that business day but the purchase of shares of each Unaffiliated Mutual Fund will occur at the price calculated as of the market close on the business day that the purchase order is received by the Unaffiliated Mutual Fund, which is generally one to three business days later. This means that if you exchange into both an Affiliated Mutual Fund and an Unaffiliated Mutual Fund, your purchases will not occur on the same business day. If we receive your acceptance on a non-business day and it is otherwise complete, the exchange out of your Existing Contract will be processed on the next business day and the purchase of Mutual Fund shares will occur as set forth above.

What are the tax implications of accepting the offer?

We view exchanges from the Existing Contracts in whole or in part to one or more Mutual Fund as a “contract exchange within the same plan,” as described in “Direct transfer contributions” in your Prospectus and therefore, accepting this Exchange Offer will generally not be viewed as a taxable distribution to you. However, for 403(b) plans, amounts exchanged into one or more Mutual Fund, including earnings, may be subject to more stringent withdrawal restrictions (e.g., employer and after tax contributions cannot be withdrawn before the participant has a severance from employment, becomes disabled or attains age 59 1⁄2). If you later exchange some or all of those amounts in your Mutual Funds back into your Existing Contract or a New Contract, such withdrawal restrictions will remain with respect to those amounts. For more information, please see “Tax Information” in your Prospectus. You should discuss with your tax advisor whether it makes sense for you to accept the offer.

More information about this offer.

Although we do not directly compensate your financial professional based on your acceptance of this Exchange Offer, your financial professional may receive payments of varying amounts that may provide an incentive in recommending whether or not you

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should accept this Exchange Offer. For example, if you exchange some or all of your Existing Contract for a Mutual Fund, your financial professional may receive compensation upon completion of that exchange. You should contact your financial professional for information about the compensation he or she receives. For additional information about compensation paid to your financial professional, see “Distribution of the contracts” in “More information” in your Prospectus.

Please note that your Existing Contract and any New Contract, if applicable, may each be a Program Investment Option. For ease of discussion regarding this Exchange Offer, this Supplement separates your Existing Contract and any New Contract from the Program Investment Options.

All exchanges are subject to our policies and procedures concerning frequent or disruptive transfer activity.

The Exchange Offer may vary for certain contracts, certificates, and in certain states and may not be available for all contracts or certificates, in all states, at all times or through all financial intermediaries. All material variations are described in this Supplement. We may suspend, modify, or terminate this Exchange Offer at any time with notice, as described in this Supplement. In the future, we may make new, additional or modified offers in connection with these Existing Contracts or certain benefits thereunder with different terms that may be more or less favorable than the terms described herein.

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APPENDIX I

The following chart provides a brief summary comparison of some of the important features of your Existing Contract and the Mutual Funds and between the Mutual Funds and a New Contract. You should not rely solely on this chart in examining the differences between your Existing Contract and the Mutual Funds and between the Mutual Funds and a New Contract. There may be other differences important for you to consider prior to purchasing a Mutual Fund or a New Contract. You should read your Prospectus and other information related to your Existing Contract and the prospectus for each Mutual Fund you are interested in and the prospectus for a New Contract prior to requesting any exchange. If you would like a prospectus for a Mutual Fund or a New Contract, contact your financial professional or call (866) 638-0550. Please note, this chart does not create or modify any existing rights or Guaranteed Benefits, all of which are only established by your Existing Contract. Your Employer or Plan does not currently allow contributions into Existing Contracts or New Contracts, and there is no guarantee that they will do so in the future.

	Series 201	MUTUAL FUNDS
Annual Administrative Charge[1]	$65 (maximum) $30 (current)[2]	$0
Separate Account Expenses	1.20%	0%
Variable Investment Option Fees	0.54%-3.48%	0%
Record Keeping Fee	0%	0.15%-1.60%
Mutual Fund Annual Operating Expenses	0%	0.00%-1.75%[3]
Maximum Withdrawal Charge	5%	0%
Living Benefit (charge)

Personal Income Benefit guarantees that you can take withdrawals from your Personal Income Benefit account value up to your Guaranteed Annual Withdrawal Amount each year even if your Personal Income Benefit account value falls to zero by other than an early or excess withdrawal beginning at age 65 or later and subject to a distributable event (1.00%) (not available to contracts issued on or after November 10, 2023)

		No
Variable Investment Options	approximately 86 (various classes)	0
Death Benefit

The greater of: (i) your account value, less any outstanding loan balance and accrued interest as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect payment; and (ii) your total contributions, adjusted for withdrawals and any withdrawal charges and any taxes that may apply, less any outstanding loan balance and accrued interest.

		Account Value
Guaranteed Interest Option (guaranteed minimum annual rate)[4]	Yes	No
Structured Investment Option[5]	Yes	No
Lifetime Payout Option	Yes	No
Additional Features	Investment Simplifier	Managed account service
1	Or 2% of account value if less.
2	May be waived if account value exceeds certain amounts. See your Existing Contract for details.
3

Your Plan will designate the Mutual Funds which are available to you as Mutual Fund Program Investment Options. The high and low Mutual Fund Annual Operating Expenses will vary based on the Mutual Fund Program Investment Options available to you.

4	The guaranteed interest option is part of our general account and pays interest at guaranteed rates that are reset periodically.
5	The Structured Investment Option is an index-linked investment option.

#940270

EQUI-VEST® Employer-Sponsored Retirement Plans

EQUI-VEST® (Series 100-500)

EQUI-VEST® (Series 201)

EQUI-VEST® ExpressSM (Series 700)

EQUI-VEST® ExpressSM (Series 701)

Equitable Financial Life Insurance Company of America

Issued through: Variable Account AA

Statement of Additional Information

May 1, 2026

EQUI-VEST® (Series 800)

EQUI-VEST® (Series 801)

EQUI-VEST® Strategies (Series 900)

EQUI-VEST® Strategies (Series 901)

EQUI-VEST® GWBL Rollover Annuity

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related prospectus for your EQUI-VEST® product dated May 1, 2026. That prospectus provides detailed information concerning the contracts/certificates and the variable investment options, and/or the fixed maturity options that fund the contracts/certificates. Each variable investment option is a subaccount of the Company’s Variable Account AA. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing our Processing Office (P.O. Box 1430, Charlotte, NC 28201- 1430), by calling toll free, (800) 628-6673, or by contacting your financial professional.

The Company

Equitable America is an Arizona stock life insurance corporation organized in 1969 with its main administrative office located at 8501 IBM Drive, Suite 150-GR, Charlotte, NC 28262-4333. We are an indirect wholly owned subsidiary of Equitable Holdings, Inc.

Calculation of annuity payments

Variable Immediate Annuities are described in a separate prospectus that may be available from your financial professional. Before you select a Variable Immediate Payout option, you should read the prospectus which contains important information you should know.

The calculation of monthly annuity payments under a contract /certificate takes into account the number of annuity units of each variable investment option credited under a contract/certificate, their respective annuity unit values, and a net investment factor. The annuity unit values used may vary, although the method of calculating annuity unit values set forth below remains the same. Annuity unit values will also vary by variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

•	.00013366 of the net investment factor for a certificate with an assumed base rate of net investment return of 5% a year; or

•	.00009425 of the net investment factor for a certificate with an assumed base rate of net investment return of 3 1⁄2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3 1⁄2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3 1⁄2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form or on such other future date as specified therein. The first three monthly payments are the same. The initial payment will be calculated using the basis guaranteed in the applicable contract/certificate or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit

EV EFLOA

#866875

value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

Illustration of Calculation of Annuity Payments

To show how we determine variable annuity payments, assume that the account value on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the certificate would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October, the annuity payment due in December would be $95.19 (the number of units (26.74) times $3.56).

Contract Adjustment - Segment Interim Value

(Applicable only to EQUI-VEST® Employer-Sponsored Retirement Plans (Series 100 and Series 200 (TSA and EDC contracts only)), EQUI-VEST®(Series 201), EQUI-VEST®Strategies (Series 900), and EQUI-VEST®Strategies (Series 901) contracts)

We calculate the Segment Interim Value for each Segment on each business day that falls between the Segment Start Date and Segment Maturity Date. The calculation is a formula designed to measure the fair value of your Segment Investment on the particular interim date and is based on the downside protection provided by the Segment Buffer, the limit on participation in investment gain provided by the Performance Cap Rate, and an adjustment for the effect of a withdrawal or loan prior to the Segment Maturity Date. The formula we use, in part, derives the fair value of hypothetical investments in fixed instruments and derivatives. These values provide us with protection from the risk that we will have to pay out account value related to a Segment prior to the Segment Maturity Date. The hypothetical put option provides us with a market value of the potential loss at Segment maturity, and the hypothetical call options provide us with a market value of the potential gain at Segment maturity. This formula provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. We are not required to hold such investments in relation to Segments and may or may not choose to do so. You are not affected by the performance of any of our investments (or lack thereof) relating to Segments. The formula also includes an adjustment relating to the Cap Calculation Factor. This is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the Segment Duration that has not elapsed. This section sets forth the actual calculation formula, as well as detailed descriptions of the components and specific inputs of the calculation. You should note that even if a corresponding

Index has experienced growth, the calculation of your Segment Interim Value may result in an amount lower than your Segment Investment. We have included examples of calculations of Segment Interim Values under various hypothetical situations at the end of this section.

Calculation Formula

For contracts issued on or after June 24, 2024 subject to state and other necessary approvals (see “Performance Cap Rate limiting factor” below for a table showing which contracts still use a Performance Cap Rate limiting factor), the Segment Interim Value calculation will no longer use a Performance Cap Rate limiting factor and, therefore, the Segment Interim Value is equal to the sum of the following three components: (1) Fair Value of hypothetical Fixed Instruments; plus (2) Fair Value of hypothetical Derivatives; plus (3) Cap Calculation Factor.

For all other contracts, the Segment Interim Value is equal to the lesser of (A) or (B), where:

(A)	equals the sum of the following three components:

(1)	Fair Value of hypothetical Fixed Instruments; plus

(2)	Fair Value of hypothetical Derivatives; plus

(3)	Cap Calculation Factor.

(B)	equals the Segment Investment (or the most recent Annual Lock Anniversary Starting Amount for an Annual Lock Segment) multiplied by (1 + the Performance Cap Rate limiting factor).

Components and Specific Inputs of the Calculation

Fair Value of Hypothetical Fixed Instruments. The Segment Interim Value formula includes an element designed to compensate us for the fact that when we have to pay out account value related to a Segment before the Segment Maturity Date, we forgo the opportunity to earn interest on the Segment Investment from the date of withdrawal or surrender until the Segment Maturity Date. We accomplish this estimate by calculating the present value of the Segment Investment using risk-free swap interest rate widely used in financial markets.

The Fair Value of Hypothetical Fixed Instruments in a Segment is currently based on the swap rate associated with the Segment’s remaining time to maturity. Swap rates are the risk-free interest rates widely used in derivative markets. There is no standard quote for swap rates. However, because of their high liquidity and popularity, swap rate quotes from different dealers generally fall within a close range, the differences among which are not meaningful. Swap rates can be obtained from inter-dealer systems or financial data vendors who have feeds from swap dealers. For example, “Bloomberg Composite” swap rates are the weighted average of swap rates provided by a number of dealers to Bloomberg. Individual dealers and brokers also publish swap rates of their own on Bloomberg or Reuters. We may, in the future, utilize exchange traded swaps that become available. These exchange traded swaps would have a standard quote associated with them.

2

The Fair Value of Hypothetical Fixed Instruments is defined as its present value, as expressed in the following formula:

(Segment Investment)/(1 + rate)(time to maturity)

The time to maturity is expressed as a fraction, in which the numerator is the number of days remaining in the Segment Duration and the denominator is the average number of days in each year of the Segment Duration for that Segment.

Fair Value of Hypothetical Derivatives. The Segment Interim Value formula includes an element designed to provide a market value of the potential gain or loss at Segment maturity, consistent with how distributions at the end of a Segment are treated. We accomplish this estimate by calculating the value of the downside protection that would be provided at maturity by the Segment Buffer as well as the upper limit that would be placed on gains at maturity by the Performance Cap Rate using hypothetical derivatives.

When valuing the hypothetical Derivatives as part of the Segment Interim Value calculation, we use inputs that are consistent with market prices that reflect the estimated cost of exiting the hypothetical Derivatives before Segment maturity. Different inputs that reflect a higher estimated cost of exiting the hypothetical Derivatives may be used for Segments in contracts that do not use a Performance Cap Rate limiting factor and, if they are, the fair value of hypothetical Derivatives will be lower than if lower estimated costs of exiting were used. This means that the Segment Interim Value will also be lower.

Our fair market value methodology, including the market standard model we use to calculate the fair value of the hypothetical Derivatives for each particular Segment, may result in a fair value that is higher or lower than the fair value other methodologies and models would produce. Our fair value may also be higher or lower than the actual market price of the identical derivatives. As a result, the Segment Interim Value you receive may be higher or lower than what other methodologies and models would produce. Please note that based on market conditions and other factors, including Segment Duration, the estimated cost of exiting hypothetical derivatives will likely vary between Segment Options, as well as, between individual Segments both with the same Segment Start Date and with different Segment Start Dates. We periodically reevaluate our estimated exit costs and our underlying estimated exit costs methodology based on a number of factors, including past experience, and may prospectively adjust the estimated cost of exiting hypothetical derivatives up or down.

The following types of hypothetical options are used to calculate the Fair Value of Hypothetical Derivatives at the time the Segment Interim Value is determined:

(A)	At-the-Money Call Option (strike price equals the index value at Segment inception). The potential for gain is estimated using the value of this hypothetical option.

(B)

Out-of-the-Money Call Option (strike price equals the index increased by the Performance Cap Rate). The potential for gain in excess of the Performance Cap Rate is estimated using the value of this hypothetical option.

(C)	Out-of-the-Money Put Option (strike price equals the index decreased by the Segment Buffer). The risk of loss is estimated using the value of this hypothetical option.

•	It is important to note that this put option value will almost always reduce the Segment Interim Value, even where the Index is higher at the time of the withdrawal than at the time of the original investment. This is because the risk that the Index could have been lower at the end of a Segment is present to some extent whether or not the Index has increased at the earlier point in time that the Segment Interim Value is calculated.

For each Segment, we designate and value the hypothetical options, each of which is tied to the performance of the Index underlying the Segment in which you are invested.

The Fair Value of Derivatives is equal to (A) minus (B) minus (C), as defined above.

In addition to the inputs discussed above, the Fair Value of Hypothetical Derivatives is also affected by the time remaining until the Segment Maturity Date.

We determine the fair value of each of the applicable designated hypothetical options using a market standard model for valuing a European option on the Index, assuming a continuous dividend yield or net convenience value, with inputs that are consistent with market prices that reflect the estimated cost of exiting the hypothetical Derivatives prior to Segment maturity. If we did not take into account the estimated exit price, your Segment Interim Value would be greater. For Segments in contracts without a Performance Cap Rate limiting factor, we may use different inputs that reflect a higher estimated cost of exiting hypothetical Derivatives and, if we do, the fair value of hypothetical Derivatives will be lower for those Segments than if we didn’t use a higher estimated cost of exiting.

In addition, the estimated fair value price used in the Segment Interim Value calculation may vary higher or lower from other estimated prices and from what the actual selling price of identical derivatives would be at any time during each Segment. If our estimated fair value price is lower than the price under other fair market estimates or for actual transactions, then your Segment Interim Value will be less than if we used those other prices when calculating your Segment Interim Value. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment Type to Segment Type and may also change from day to day.

Each hypothetical option has a notional value on the Segment Start Date equal to the Segment Investment on that date. The notional value is the price of the underlying Index at the inception of the Segment. In the event that a number of options, or a fractional number of options, are being valued, the notional value would be the number of hypothetical options multiplied by the price of the Index at inception.

3

We use the following model inputs:

(1)

Implied Volatility of the Index — This input varies with (i) how much time remains until the Segment Maturity Date of the Segment, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the Index at the time of the calculation.

This relationship is referred to as the “moneyness” of the option described above and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early distribution are generally not available, because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to correspond precisely to the Segment Maturity Date and moneyness of the designated option that we use for purposes of the calculation.

Accordingly, we use the following method to estimate the implied volatility of the Index. We use daily quotes of implied volatility from independent third parties using the model described above and based on the market prices for certain options. Specifically, implied volatility quotes are obtained for options with the closest maturities above and below the actual time remaining in the Segment at the time of the calculation and, for each maturity, for those options having the closest moneyness value above and below the actual moneyness of the designated option, given the level of the Index at the time of the calculation. In calculating the Segment Interim Value, we will derive a volatility input for your Segment’s time to maturity and strike price by linearly interpolating between the implied volatility quotes that are based on the actual adjacent maturities and moneyness values described above, as follows:

(a)

We first determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity shorter than your Segment’s remaining time to maturity. This volatility is derived by linearly interpolating between the implied volatilities of options having the times to the applicable maturity that are above and below the moneyness value of the hypothetical option.

(b)

We then determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity longer than your Segment’s remaining time to the applicable maturity. This volatility is derived by linearly interpolating between the implied volatilities of options having the times to maturity that are above and below the moneyness value of the designated option.

(c)	The volatility input for your Segment’s time to maturity will then be determined by linearly interpolating between the volatilities derived in steps (a) and (b).

(2)

Swap Rate — We use key derivative swap rates obtained from information provided by independent third parties which are recognized financial reporting vendors. Swap rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early distribution. We use linear interpolation to derive the exact remaining duration rate needed as the input.

(3)

Index Dividend Yield — On a daily basis, we use the projected annual dividend yield across the entire Index obtained from information provided by independent third-party financial institutions. This value is a widely used assumption and is readily available from recognized financial reporting vendors.

Generally, a put option has an inverse relationship with its underlying Index, while a call option has a direct relationship. In addition to the inputs discussed above, the Fair Value of Derivatives is also affected by the time to the Segment Maturity Date.

Cap Calculation Factor. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. In setting the Performance Rate Cap, we currently estimate annual expenses at approximately 1.80% of the Segment Investment. The Segment Interim Value formula includes the Cap Calculation Factor which is designed to reflect the fact that we will not incur those expenses for the entire duration of the Segment if you withdraw your investment prior to the Segment Maturity Date. Therefore, we provide a positive adjustment as part of the calculation of Segment Interim Value, which we call the Cap Calculation Factor. The Cap Calculation Factor is always positive and declines during the course of the Segment.

The Cap Calculation Factor represents a return of estimated expenses for the portion of the Segment Duration that has not elapsed. For example, if the estimated expenses for a one-year Segment are calculated by us to be $10, then at the end of 146 days (with 219 days remaining in the Segment), the Cap Calculation Factor would be $6, because $10 x 219/365 = $6. A Segment is not a variable investment option with an underlying portfolio, and therefore the percentages we use in setting the performance caps do not reflect a daily charge against assets held on your behalf in a separate account.

Performance Cap Rate limiting factor. For contracts issued on or after June 24, 2024, subject to state and other necessary approvals (see the table(s) below showing which contracts will no longer use a Performance Cap Rate limiting factor), the Segment Interim Value calculation will no longer use a Performance Cap Rate limiting factor. For contracts that do use a Performance Cap Rate limiting factor, the Segment Interim Value is never greater than the Segment Investment multiplied by (1 + the Performance Cap Rate

4

limiting factor). Generally, the Performance Cap Rate limiting factor is based on the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration. Although the Performance Cap Rate limiting factor pro-rates the upside potential on amounts withdrawn early, there is no similar adjustment to pro-rate the downside protection. This means, if you surrender or cancel your contract, die, or make a withdrawal from a Segment before the Segment Maturity Date, any upside performance will be limited to a percentage lower than the Performance Cap Rate which may result in a lower Segment Interim Value and the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date.

For contracts subject to a Performance Cap Rate limiting factor, prior to the Segment Maturity Date, your Segment Interim Value will be limited by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. For example, if the Performance Cap Rate for a one-year Standard Segment is 10%, then at the end of 146 days, the pro rata share of the Performance Cap Rate would be 4%, because 10% x 146/365 = 4%; as a result, the Segment Interim Value at the end of the 146 days could not exceed 104% of the Segment Investment.

Performance Cap Rate limiting factor tables:

Jurisdiction	For EQUI-VEST Series 201 contracts only, with issue dates on or after this date will not use a Performance Cap Rate limiting factor in the Segment Interim Value calculation

Iowa, Nebraska	February 24, 2025

California, New Jersey, and Utah	November 25, 2024

Maryland, Wisconsin	September 23, 2024

Alabama, Arizona, Arkansas, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Maine, Massachusetts, Michigan, Mississippi, Montana, Nevada, New Hampshire, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Vermont, Virginia, Washington, West Virginia, and Wyoming

June 24, 2024

Jurisdiction	For EQUI-VEST Series 900 and 901 contracts only, with issue dates on or after this date will not use a Performance Cap Rate limiting factor in the Segment Interim Value

Montana	March 24, 2025

Nebraska*	February 24, 2025

New Jersey	November 25, 2024

California, Illinois, Louisiana, Maryland, Ohio, and Virginia	August 19, 2024

Alabama, Arizona, Arkansas, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Hawaii, Idaho, Indiana, Iowa, Kansas, Kentucky, Maine, Massachusetts, Michigan, Mississippi, Nevada, New Hampshire, New Mexico, New York*, North Carolina, North Dakota, Oklahoma, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Washington*, West Virginia, Wisconsin, and Wyoming

June 24, 2024

*Series 900 not offered in Nebraska, New York or Washington.

5

Calculation Examples

Standard Segments

Item	5-Year Segment	5-Year Segment
Segment Duration (in months	60	60
Valuation Date (Months since Segment Start Date	9	57
Segment Investment	$1,000	$1,000
Segment Buffer	-10%	-10%
Performance Cap Rate	32%	32%
Time to Maturity (in months)	51	3
Total Amount Withdrawn from Contract(1)	$100	$100
Amount of withdrawal charge (this amount is included in “Total Amount Withdrawn from the Contract” shown above)	$0.08	$0.08

Assuming the change in the Index Value is -10% (for example 100.00 to 90.00)

Fair Value of Hypothetical Fixed Instrument	$856.22	$990.91
Fair Value of Hypothetical Derivatives	$14.56	-$25.03
Cap Calculation Factor	$85.00	$5.00
Sum of Above	$955.77	$970.88
Segment Interim Value(2)	$955.77	$970.88
Percent Withdrawn(3)	10.46%	10.30%
New Segment Investment(4)	$895.37	$897.00
New Segment Interim Value(5)	$855.77	$870.88
Percentage Change in Contract Value	-14.42%	-12.91%
(1)	The total amount withdrawn includes any applicable withdrawal charge.
(2)	Segment Interim Value immediately before withdrawal.
(3)	Percent Withdrawn is equal to Amount Withdrawn divided by Segment Interim Value.
(4)	New Segment Investment is equal to the original Segment Investment ($1,000) multiplied by (1 – Percent Withdrawal).
(5)

New Segment Interim Value is equal to the calculated Segment Interim Value based on the new Segment Investment. It will also be equal to the Segment Interim Value multiplied by (1 – Percent Withdrawal).

The input values to the market standard model that have been utilized to generate the hypothetical examples above are as follows:

(1)	Implied volatilities are assumed: 19.6% (At-the-Money Call), 16.2% (Out-of-the-Money Call), and 20.9% (Out-of-the-Money Put).
(2)	Investment rate corresponding to remainder of Segment term is assumed 3.72% (9 months to maturity) and 3.72% (3 months to maturity).
(3)	Swap rate corresponding to remainder of Segment term is 3.88% (9 months to maturity) and 4.7% (3 months to maturity).
(4)	Index dividend yield is 0.51% annually.

6

Contract Adjustment - Market Value Adjustment

(Applicable only to EQUI-VEST® Employer Sponsored Retirement Plans, EQUI-VEST® (Series 100-500), EQUI-VEST® (Series 700), EQUI-VEST® (Series 800), and EQUI-VEST®Strategies (Series 900) contracts)

If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option’s maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

Calculation Examples

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated to a fixed maturity option with a maturity date of June 15 (eight years later) at a hypothetical rate to maturity of 4.00% (h), resulting in a maturity value of $136,886 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15.(a)

	Hypothetical assumed rate to maturity(j) on June 15 (4 years later)
	2%	6%
As of June 15 before withdrawal
(1) market adjusted amount(b)	$126,455	$108,409
(2) fixed maturity amount(c)	$116,998	$116,998
(3) market value adjustment: (1) – (2)	$9,457	$(8,589)
On June 15 after $50,000 withdrawal
(4) portion of market value adjustment associated with the withdrawal: (3) x [$50,000/(1)]	$3,739	$(3,961)
(5) portion of fixed maturity associated with the withdrawal: $50,000 – (4)	$46,261	$53,961
(6) market adjusted amount (1) – $50,000	$76,455	$58,409
(7) fixed maturity amount: (2) – (5)	$70,738	$63,037
(8) maturity value(d)	$82,762	$73,752

You should note that in this example, if a withdrawal is made when rates have increased from 4.00% to 6.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 4.00% to 2.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a)	Number of days from the withdrawal date to the maturity date = D = 1,461

(b)	Market adjusted amount is based on the following calculation:

Maturity value	=	$136,886	where j is either 2% or 6%
(1+j)(D/365)		(1+j)(1,461/365)

(c) Fixed maturity amount is based on the following calculation:
Maturity value	=	$136,886
(1+h)(D/365)		(1+0.04)(1,461/365)

(d) Maturity value is based on the following calculation:

Fixed maturity amount x (1+h)(D/365) = ($70,738 or $63,037) x (1+0.04)(1,461/365)

7

Custodian

The Company is the custodian for the shares of the Trusts owned by Variable Account AA.

Independent registered public accounting firm

The (i) financial statements of each of the variable investment options of Variable Account AA as of December 31, 2025 and for each of the periods indicated therein and the (ii) statutory financial statements and supplemental schedules of Equitable Financial Life Insurance Company of America as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 incorporated by reference to the filed Form N-VPFS (for Variable Account AA) and Form N-VPFS (for Equitable Financial Life Insurance Company of America) in this SAI have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company of America. PricewaterhouseCoopers LLP’s address is 214 North Tryon Street, Suite 4200, Charlotte, North Carolina 28202.

Distribution of the contracts/certificates

Equitable Advisors distributes these contracts pursuant to a selling agreement between Equitable Advisors and the Company. For the years ended 2025, 2024 and 2023, Equitable Advisors was paid an administrative services fee of $0, $0 and $0, respectively. The Company paid Equitable Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several Company separate accounts, including Variable Account AA, $561,058,243 in 2025, $431,685,051 in 2024 and $295,713,271* in 2023. Of these amounts, Equitable Advisors retained $314,198,775, $218,683,849 and $134,463,331* respectively.

Under a distribution agreement between Equitable Distributors, the Company and certain of the Company’s separate accounts, including Variable Account AA, the Company paid Equitable Distributors, distribution fees of $485,669,599 in 2025, $400,080,340 in 2024 and $281,932,594* in 2023 as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Company separate accounts, including Variable Account AA. Of these amounts, for each of these three years, Equitable Distributors retained $0, $49,282 and $19,523*, respectively.

*	Fees paid in 2023 do not include Variable Account AA.

Calculating unit values

Unit values are determined at the end of each “valuation period” for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for your EQUI-VEST® contract/certificate may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the “net investment factor” for the variable investment option for that valuation period. The net investment factor is:

(	a b	)	–	c

where:

(a)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and direct expenses of such Trust.

(b)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c)

is the daily Variable Account AA asset charge for the expenses of the contracts/certificates times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

Financial statements

The financial statements and supplemental schedules of the Company incorporated herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts/certificates.

8

PART C

OTHER INFORMATION

ITEM 27. EXHIBITS

(a)	Board of Directors Resolutions.

Assistant Secretary’s Certificate dated June 22, 2022, certifying the Resolutions of the Board of Trustees of Equitable Financial Life Insurance Company of America authorizing establishment of Variable Account AA, is incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-266576) filed on August 5, 2022.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts

1.

Wholesale Distribution Agreement dated April 1, 2005, by and between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, is incorporated herein by reference to the registration statement on Form S-3 (File No. 333-177419) filed on October 20, 2011.

(a)

Form of the First Amendment dated as of October 1, 2013, to the Whole Distribution Agreement dated as of April 1, 2005, between MONY Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 19, 2016.

(b)

Second Amendment dated as of August 1, 2015, to the Wholesale Distributor Agreement dated as of April1, 2005 between MONY Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 19, 2016.

2.

Broker-Dealer and General Agent Sales Agreement between Equitable Distributors, LLC and Broker-Dealer and General Agent, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

3.

Wholesale Broker-Dealer Supervisory and Sale Agreement between the Broker-Dealer and Equitable Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

4.

General Agent Sales Agreement dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC. incorporated herein by reference to the registration statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(a)

First Amendment dated as of August 1, 2006, to General Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on March 1, 2012.

(b)

Second Amendment dated as of April 1, 2008, to General Agent Sales Agreement dated as of April 1, 2008, by and between MONY Life Insurance Company of America and AXA Network, LLC incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(c)

Form of THIRD AMENDMENT to General Agent Sales Agreement dated as of October 1, 2013, by and between MONY LIFE INSURANCE COMPANY OF AMERICA and AXA NETWORK, LLC, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 21, 2015.

(d)

Fourth Amendment to General Agent Sales Agreement, dated as of October 1, 2014, by and between MONY LIFE INSURANCE COMPANY OF AMERICA (“MONY America”) and AXA NETWORK, LLC and the additional affiliated entities of AXA Network, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-236437) filed on March 14, 2022.

(e)

Fifth Amendment to General Agent Sales Agreement, dated as of June 1, 2015, by and between MONY LIFE INSURANCE COMPANY OF AMERICA (“MONY America”) and AXA NETWORK, LLC and the additional affiliated entities of AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-207014) on December 23, 2015.

(f)

Sixth Amendment to General Agent Sales Agreement, dated as of August 1, 2015, by and between MONY Life Insurance Company of America (“MONY America”), an Arizona life insurance company, and AXA NETWORK, LLC, a Delaware limited liability company (“General Agent”), incorporated herein by reference to the Registration Statement on Form N-6 (File No. 333-191149) filed on April 19, 2019.

(g)

Seventh Amendment to the General Agent Sales Agreement, dated as of April 1, 2016, is by and between MONY Life Insurance Company of America (“MONY America”), an Arizona life insurance company, and AXA Network, LLC, a Delaware limited liability company (“General Agent”), incorporated herein by reference to the Registration Statement on Form N-6 (File No. 333-191149) filed on April 19, 2019.

(h)

Eighth Amendment to General Agent Sales Agreement, dated as of November 1, 2019, by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-191149) filed on April 21, 2021.

(i)

Ninth Amendment to General Agent Sales Agreement, dated as of October 1, 2020, by and between Equitable Financial Life Insurance Company of America and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-191149) filed on April 21, 2021.

(j)

Tenth Amendment to General Agent Sales Agreement dated as of September 1, 2021, by and between Equitable Financial Life Insurance Company of America and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-248907) filed on April 22, 2022.

(k)

Eleventh Amendment to General Agent Sales Agreement dated as of November 1, 2021, by and between Equitable Financial Life Insurance Company of America and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-248907) filed on April 22, 2022.

(l)

Twelfth Amendment to General Agent Sales Agreement, dated November 1, 2023, between Equitable Financial Life Insurance Company of America and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-275042) filed on April 19, 2024.

(m)

Thirteenth Amendment to the General Agent Sales Agreement, dated as of July 1, 2024, is by and between Equitable Financial Life Insurance Company of America (“Equitable America”), an Arizona life insurance company, and Equitable Network, LLC, a Delaware limited liability company (“General Agent”), incorporated herein by reference to Registration Statement on Form S-1 (File No. 333-284950) filed on February 13, 2026.

(n)

Fourteenth Amendment to the General Agent Sales Agreement, dated as of March 1, 2025, is by and between Equitable Financial Life Insurance Company of America (“Equitable America”), an Arizona life insurance company, and Equitable Network, LLC, a Delaware limited liability company (“General Agent”), incorporated herein by reference to Registration Statement on Form S-1 (File No. 333-284950) filed on February 13, 2026.

(o)

Fifteenth Amendment to the General Agent Sales Agreement, dated as of March 24, 2025, is by and between Equitable Financial Life Insurance Company of America (“Equitable America”), an Arizona life insurance company, and Equitable Network, LLC, a Delaware limited liability company (“General Agent”), incorporated herein by reference to Registration Statement on Form S-1 (File No. 333-284950) filed on February 13, 2026.

5.

Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, made by and between MONY Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference to post-effective amendment no. 1 to the registration statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

6.

Broker General Agent Agreement between Broker General Agent and Equitable Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

(a)

Amendment to Brokerage General Agent Sales Agreement between Brokerage General Agency and Equitable Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

(d)	Contracts.

1.

Form of Flexible Premium Deferred Fixed and Variable Annuity Certificate (Form No. 2006BASE-A), incorporated herein by reference to Registration Statement File No. 333-153809 filed on December 16, 2008.

2.

Form of Data Pages Flexible Premium Deferred Fixed and Variable Annuity Certificate (Form No. 2008DPTSA201G), incorporated herein by reference to Registration Statement File No. 333-153809 filed on December 16, 2008.

3.

Form of Data Pages Flexible Premium Deferred Fixed and Variable Annuity Certificate (Form No. 2008DPEDC201-G), incorporated herein by reference to Registration Statement File No. 333-153809 filed on April 20, 2009.

4.

Form of Flexible Premium Deferred Fixed and Variable Annuity Contract (Form No. 2006BASE-I-A), incorporated herein by reference to Registration Statement File No. 333-153809 filed on December 16, 2008.

5.

Form of Data Pages Flexible Premium Deferred Fixed and Variable Annuity Certificate (Form No. 2008DPEDC201-I), incorporated herein by reference to Registration Statement File No. 333-153809, filed on April 20, 2009.

6.

Form of Data Pages Flexible Premium Deferred Fixed and Variable Annuity Contract (Form No. 2008DPTSA201G), incorporated herein by reference to Registration Statement File No. 333-153809 filed on December 16, 2008.

7.

Form of TSA Endorsement to Flexible Premium Deferred Fixed and Variable Annuity Certificate (Form No. 2008TSA-G), incorporated herein by reference to Registration Statement File No. 333-153809 filed on December 16, 2008.

8.

Form of TSA Endorsement to Flexible Premium Deferred Fixed and Variable Annuity Contract (Form No. 2008TSA-I), incorporated herein by reference to Registration Statement File No. 333-153809 filed on December 16, 2008.

9.

Form of Endorsement Applicable to Guaranteed Interest Special Dollar Cost Averaging (Form No. 2008SDCA-EV), incorporated herein by reference to Registration Statement File No. 333-153809 filed on December 16, 2008.

10.	Form of Guaranteed Withdrawal Benefit for Life (“GWBL”) Rider (Form No. 2008GWBL-EV), incorporated herein by reference to Registration Statement File No. 333-153809 filed on December 16, 2008.

11.	Form of Endorsement Applicable to EDC Contracts (Form No. 2008EDC-I), incorporated herein by reference to Registration Statement (File No. 333-153809) filed on April 20, 2009.

12.	Form of Endorsement Applicable to EDC Certificates (Form No. 2008EDC-G), incorporated herein by reference to Registration Statement (File No. 333-153809) filed on April 20, 2009.

13.	Form of Endorsement Applicable to the Structured Investment Option (Form No. 2010SIO201-G), incorporated herein by reference to Registration Statement (File No. 333-153809) filed on April 25, 2011.

14.	Form of Endorsement Applicable to the Structured Investment Option (Form No. 2010SIO201-I), incorporated herein by reference to Registration Statement (File No. 333-153809) filed on April 25, 2011.

15.

Endorsement Applicable to Designated Roth Contributions to Contracts Funding Governmental Employer Plans (2011 EDCROTH-I), incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 24, 2012.

16.

Endorsement (2018ASSETALLPRO-201(G)) Applicable to the Asset Allocation Program for EV Series 201 incorporated herein by reference to Registration Statement File No. 333-153809 filed on April 16, 2019.

17.

Endorsement (2018ASSETALLPRO-201(I)) Applicable to the Asset Allocation Program for EV Series 201 incorporated herein by reference to Registration Statement File No. 333-153809 filed on April 16, 2019.

18.

Endorsement (2018ENSIO201-G) Applicable to Contributions and Allocations to the Structured Investment Option for EV Series 201 incorporated herein by reference to Registration Statement File No. 333-153809 filed on April 16, 2019.

19.

Endorsement (2018ENSIO201-I) Applicable to Contributions and Allocations to the Structured Investment Option for EV Series 201 incorporated herein by reference to Registration Statement File No. 333-153809 filed on April 16, 2019.

20.

Endorsement Applicable to Designated Roth Contributions to Contracts Funding Governmental Employer Plans (2011 EDCROTH-G), incorporated herein by reference to Registration statement on Form N-4 (File No. 333-130988) filed on April 24, 2012.

21.

Form of Combination Fixed and Variable Deferred Annuity Application for 403(b) TSA and 457(b) EDC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-153809), filed on April 22, 2014.

22.	Managed Account Endorsement (Form No. 2013EQVMA-201) , incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-153809), filed on April 21, 2015.

23.

Form of Certificate of Assumption for Equitable Financial Life Insurance Company of America, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-272919) filed on September 15, 2023.

24.	Endorsement Applicable to the Segment Interim Value (Form No. 2023-SIV-Z), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-275042) filed on April 19, 2024.

(e)	Applications.

1.	Form of Deferred Variable Annuity Application for 457(b) EDC (EDC App. (3/09)) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-153809) filed on October 2, 2008.

2.	Form of Deferred Variable Annuity Application for 403(b) TSA (TSA App. (3/09)) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-153809) filed on October 2, 2008.

3.

Form of Deferred Variable Annuity Application for (403(b) TSA (TSA App. (3/09)) with GWBL incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-153809) filed on October 2, 2008.

4.	Form of Deferred Variable Annuity Application for (403(b) TSA (180-4001 (06/10)), incorporated herein by reference to Registration Statement (File No. 333-153809) filed on April 25, 2011.

5.	Form of Deferred Variable Annuity Application for 457(b) EDC (180-4002 (06-10)), incorporated herein by reference to Registration Statement (File No. 333-153809) filed on April 25, 2011.

6.

Form of Combination Fixed and Variable Deferred Annuity Application for 403(b) TSA (180-4001 (07-12)), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-153809), filed on April 23, 2013.

7.

Form of Combination Fixed and Variable Deferred Annuity Application for 457(b) TSA (180-4002 (07-12)), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-153809), filed on April 23, 2013.

8.	Form of Endorsement applicable to Managed Accounts (2013EQVMA-201), incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-153809), filed on April 22, 2014.

9.	Form of Deferred Variable Annuity Application for 201 TSA/EDC (01/19) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-153809), filed on December 21, 2018.

(f)	Insurance Company’s Certificate of Incorporation and By-Laws.

1.

Articles of Restatement of the Articles of Incorporation of Equitable Financial Life Insurance Company of America (as Amended December 13, 2019) incorporated herein by reference to registration statement on Form S-1 (File No. 333-236437) filed on February 14, 2020.

2.

By-Laws of Equitable Financial Life Insurance Company of America (as Amended December 13, 2019) incorporated herein by reference to registration statement on Form S-1 (File No. 333-236437) filed on February 14, 2020.

(a)

Amended and Restated By-Laws of Equitable Financial Life Insurance Company of America dated September 23, 2020, incorporated herein by reference to Registration Statement on Form N-6 (file No. 333-191149) filed on April 21, 2021.

(g)	Reinsurance Contracts.

1.

Assumption Reinsurance Agreement between Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America, dated January 1, 2024, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-275042) filed on April 19, 2024.

(h)	Participation Agreements.

(1)

Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference the Registration Statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(1)(a)

AMENDED AND RESTATED PARTICIPATION AGREEMENT, made and entered into as of the 23rd day of May 2012 by and among MONY LIFE INSURANCE COMPANY OF AMERICA, an Arizona insurance company (“MONY”), on its own behalf and on behalf of the separate accounts set forth on Schedule B hereto as may be amended from time to time (each an “Account”), EQ ADVISORS TRUST, a business trust organized under the laws of the State of Delaware (“Trust”) and AXA DISTRIBUTORS, LLC, a Delaware limited liability company (the “Distributor”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 10, 2014.

(a)(i)

Amendment No. 1, dated as of June 4, 2013 (“Amendment No. 1”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 10, 2014.

(a)(ii)

Amendment No. 2, dated as of October 21, 2013 (“Amendment No. 2”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 10, 2014.

(a)(iii)

Amendment No. 3, dated as of November 1, 2013 (“Amendment No. 3”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) ”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 11, 2014.

(a)(iv)

Amendment No. 4, dated as of April 4, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 30, 2014.

(a)(v)

Amendment No. 5, dated as of June 1, 2014 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 30, 2014.

(a)(vi)

Amendment No. 6, dated as of July 16, 2014 (“Amendment No. 6”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on February 5, 2015.

(a)(vii)

Amendment No. 7, dated as of July 16, 2014 (“Amendment No. 7”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 16, 2015.

(a)(viii)

Amendment No. 8, dated as of December 21, 2015 (“Amendment No. 8”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on February 11, 2016.

(a)(ix)

Amendment No. 9, dated as of December 9, 2016 (“Amendment No. 9”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

(a)(x)

Amendment No. 10 dated as of May 1, 2017 to the Amended and Restated Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed April 28, 2017.

(a)(xi)

Amendment No. 11 dated as of November 1, 2017 to the Amended and Restated Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed October 27, 2017.

(a)(xii)

Amendment No. 12 dated as of July 12, 2018 to the Amended and Restated Participation Agreement among the EQ Advisor Trust, MONY Life Insurance Company of America and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on July 31, 2018.

(a)(xiii)

Amendment No. 13 dated as of December 6, 2018 to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, MONY Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217), filed on April 26, 2019.

(a)(xiv)

Amendment No. 14 dated as of July 16, 2020 to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-14 (File No. 333-254202) filed on March 12, 2021.

(a)(xv)

Amendment No. 15 dated as of February 1, 2021 to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-14 (File No. 333-254202) filed on March 12, 2021.

(a)(xvi)

Amendment No. 16 dated as of February 26, 2021 to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 29, 2021.

(a)(xvii)

Amendment No. 17 dated July 22, 2021 to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on September 24, 2021.

(a)(xviii)

Amendment No. 18 dated January 13, 2022 to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 28, 2022.

(a)(xix)

Amendment No. 19 dated August 19, 2022, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2023.

(a)(xx)

Amendment No. 20 dated November 17, 2022, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2023.

(a)(xxi)

Amendment No. 21 dated March 16, 2023, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on March 29, 2023.

(a)(xxii)

Amendment No. 22 dated July 31, 2023, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-248907) filed on February 7, 2024.

(a)(xxiii)

Amendment No. 23 dated October 20, 2023, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-248907) filed on February 7, 2024.

(a)(xxiv)

Amendment No. 24 dated November 12, 2023, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1 (File No. 333-17217) filed on April 26, 2024.

(a)(xxv)

Amendment No. 25 dated October 27, 2025, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on February 6, 2026.

(2)

Participation Agreement dated April 30, 2003 among AIM Variable Insurance Funds, AIM Distributors, Inc., MONY Life Insurance Company of America and MONY Securities Corporation, incorporated herein by reference to pre- effective amendment no. 1 to the registration statement on Form N-6 (File No. 333-104156) filed on May 29, 2003.

(a)(i)

Amendment No. 1 dated April 19, 2010 to the Participation Agreement dated April 30, 2003 among AIM Variable Insurance Funds, AIM Distributors, Inc., MONY Life Insurance Company of America and MONY Securities Corporation, incorporated herein by reference to Registration Statement File No. 333- 248907 on December 16, 2020.

(a)(ii)

Amendment No. 2 dated April 30, 2010 to the Participation Agreement dated April 30, 2003 among AIM Variable Insurance Funds, Invesco AIM Distributors, Inc., MONY Life Insurance Company of America and MONY Securities Corporation, incorporated herein by reference to Registration Statement File No. 333-248907 on December 16, 2020.

(3)

Amended and Restated Participation Agreement dated March 15, 2010 among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MONY Life Insurance Company of America and MFS Fund Distributors incorporated herein by reference to the Registration Statement (File No. 333-134304) on April 26, 2012.

(a)(i)

First Amendment, effective October 18 2013, to the Amended and Restated Participation Agreement dated March 15, 2010 (the “Agreement”), by and among MONY Life Insurance Company of America, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, and MFS Fund Distributors, Inc. (collectively, the “Parties”), incorporated herein by reference to Registration Statement, File No. 333-191149 on December 10, 2013.

(a)(ii)

Amendment dated October 23, 2020 to the Participation Agreement dated March 15, 2010, by and among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Equitable Financial Life Insurance Company of America and MFS Fund Distributors, Inc., incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-191149) filed on April 21, 2021.

(a)(iii)

Third Amendment dated January 8, 2021 to the Participation Agreement dated March 15, 2010, by and among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Equitable Financial Life Insurance Company of America and MFS Fund Distributors, Inc., incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-191149) filed on April 21, 2021.

(a)(iv)

Fourth Amendment dated February 16, 2021, to Participation Agreement dated March 15, 2010, by and among Equitable Financial Life Insurance Company of America, MFS Variable Insurance Trust, MFS Variable Insurance Trust II and MFS Fund Distributors, Inc., incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-248907) filed on February 7, 2024.

(a)(v)

Fifth Amendment dated October 5, 2023, to Participation Agreement dated March 15, 2010 by and among Equitable Financial Life Insurance Company of America, MFS Variable Insurance Trust, MFS Variable Insurance Trust II and MFS Fund Distributors, Inc., incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-248907) filed on February 7, 2024.

(4)

Fund Participation Agreement among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

(a)(i)

Amendment No. 1, dated April 1, 2010, to the Fund Participation Agreement (the “Agreement”) among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., (together, the “Parties”), adding MONY Life Insurance Company of America as a Party to the Agreement incorporated herein by reference to the Registration Statement (File No. 2-30070) filed on April 18, 2017.

(a)(ii)

Amendment No. 2 dated May 1, 2012 to the Participation Agreement dated October 23, 2009 among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios, MONY Life Insurance Company, MONY Life Insurance Company of America and AXA Equitable Life Insurance Company hereby incorporated by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on April 25, 2012.

(a)(iii)

Amendment No. 3 dated September 5, 2013 to the Participation Agreement dated October 23, 2009 among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios MONY Life Insurance Company, MONY Life Insurance Company of America and AXA Equitable Life Insurance Company hereby incorporated by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(a)(iv)

Amendment No.4, dated October 14, 2013, to the Participation Agreement (the “Agreement”), dated October 23, 2009, as amended, by and among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios, Waddell & Reed, Inc, and MONY Life Insurance Company of America .(the “Company”, (collectively, the “Parties”), incorporated herein by reference to Registration Statement, File No. 333-191149 on December 10, 2013.

(a)(v)

Amendment No. 5 dated October 1, 2016 to the Participation Agreement dated October 23, 2009 among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios, AXA Equitable Life Insurance Company and MONY Life Insurance Company of America hereby incorporated by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(a)(vi)

Amendment No. 6 dated April 28, 2017 to the Participation Agreement dated October 23, 2009 among Ivy Distributors, Inc., Ivy Variable Insurance Portfolios, AXA Equitable Life Insurance Company and MONY Life Insurance Company of America, hereby incorporated by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 16, 2019.

(a)(vii)

Amendment No. 7 dated August 28, 2020, to the Participation Agreement dated October 23, 2009 among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, Ivy Distributors, Inc. and Ivy Variable Insurance Portfolios, incorporated hereby by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2021.

(a)(viii)

Amendment No. 8 dated December 8, 2020, to the Participation Agreement dated October 23, 2009 among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, Ivy Distributors, Inc. and Ivy Variable Insurance Portfolios, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2021.

(a)(ix)

Consent to Assignment of Participation Agreement dated October 23, 2009, among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, Ivy Distributors, Inc. and Ivy Variable Insurance Portfolios, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-256256), filed on August 17, 2021.

(a)(x)

Amendment No. 10 dated October 11, 2022, to Participation Agreement dated October 23, 2009, among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, Ivy Variable Insurance Portfolios and Delaware Distributors, L.P., incorporated herein by reference to the Registration Statement on Form N-4 (333-248907) filed on February 3, 2023.

(5)

Amended and Restated Participation Agreement dated April 16, 2010 among Fidelity Distributors Corporation, Variable Insurance Products Fund and MONY Life Insurance Company of America incorporated herein by reference to the Registration Statement (File No. 333-134304) on April 26, 2012.

(a)(i)

First Amendment, effective October 24 , 2013 to the Amended and Restated Participation Agreement, (the “Agreement’”), dated April 16, 2010, as amended, by and among MONY Life Insurance Company of America (the “Company”), and Fidelity Distributors Corporation; and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV and Variable Insurance Products Fund V (collectively, the ‘‘Parties”), incorporated herein by reference to Registration Statement, File No. 333-191149 on December 10, 2013.

(a)(ii)

Second Amendment, effective December 2, 2020 to the Amended and Restated Participation Agreement, (the “Agreement”), dated April 16, 2010, as amended, by and among Equitable Financial Life Insurance Company of America (the “Company”), and Fidelity Distributors Corporation; and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV and Variable Insurance Products Fund V (collectively, the ‘‘Parties”), incorporated herein by reference to Registration Statement, File No. 333-248907 on December 16, 2020.

(a)(iii)

Third Amendment, effective January 27, 2021 to Amended and Restated Participation Agreement dated April 16, 2010, by and among Equitable Financial Life Insurance Company of America, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V and Fidelity Distributors Company LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333- 266576) filed on December 16, 2022.

(a)(iv)

Fourth Amendment, effective August 11, 2022, to Amended and Restated Participation Agreement dated April 16, 2010, by and among Equitable Financial Life Insurance Company of America, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V and Fidelity Distributors Company LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333- 266576) filed on December 16, 2022.

(6)

Participation Agreement dated May 1, 2003 among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., MONY Life Insurance Company, MONY Life Insurance Company of America and MONY Securities Corporation, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form N-6 (File No. 333-104162) filed on May 28, 2003.

(a)(i)

Amendment No. 3 dated as of May 1, 2010 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., MONY Life Insurance Company, MONY Life Insurance Company of America and AXA Advisors LLC incorporated herein by reference to the Registration Statement (File No. 333-134304) on April 26, 2012.

(a)(ii)

Amendment No. 4 dated as of August 30, 2013 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., MONY Life Insurance Company, MONY Life Insurance Company of America and AXA Advisors LLC, incorporated herein by referenece to Registration Statement, File No. 333-191149 on December 10, 2013.

(a)(iii)

Amendment No. 6 dated as of December 1, 2020 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America and Equitable Advisors LLC and Equitable Distributors LLC, incorporated herein by referenece to Registration Statement, File No. 333-248907 on December 16, 2020.

(a)(iv)

Amendment No. 7, dated as of February 12, 2021, to Participation Agreement dated July 1, 2005, as amended, among Franklin Templeton Variable Products Trust, Franklin/Templeton Distributors, Inc., Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America and Equitable Distributors LLC, incorporated herein by reference to Registration Statement filed on Form N-6 (File No. 333-333-103199) filed on April 21, 2022.

(a)(v)

Amendment No. 8 dated September 15, 2023, to Participation Agreement dated July 1, 2005, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Distributors, LLC, Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-229766) filed on February 7, 2024.

(7)

Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC and MONY Life Insurance Company of America, incorporated herein by reference to registration statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

(a)(i)

Third Amendment dated October 20, 2009 to the Participation Agreement, (the “Agreement”) dated December 1, 2001 by and among MONY Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributions LLC (collectively, the “Parties”) adding AXA Equitable Insurance Company as a Party to the Agreement incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

(a)(ii)

Fifth Amendment, effective October 17, 2013 to that certain Participation Agreement, (the “Agreement”), dated December 1, 2001, as amended, by and among MONY Life Insurance Company of America (the “Company”), PIMCO Variable Insurance Trust and PIMCO Investments LLC (collectively, the “Parties”), incorporated herein by reference to Registration Statement, File No. 333-191149 on December 10, 2013.

(a)(iii)

Sixth Amendment, effective January 1, 2021 to the Participation Agreement dated December 1, 2001 by and among Equitable Financial Life Insurance Company of America, PIMCO Variable Insurance Trust and PIMCO Investments LLC, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-191149) filed on April 21, 2021.

(a)(iv)

Seventh Amendment, entered into effective May 1, 2021 to the Participation Agreement dated December 1, 2001 by and among MONY Life Insurance Company, Equitable Financial Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributions LLC, incorporated herein by reference to Registration Statement filed on Form N-6 (File No. 333-191149) filed on April 21, 2022.

(a)(v)

Eighth Amendment, entered into effective October 7, 2021 to the Participation Agreement dated December 1, 2001 by and among MONY Life Insurance Company, Equitable Financial Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributions LLC, incorporated herein by reference to Registration Statement filed on Form N-6 (File No. 333-191149) filed on April 21, 2022.

(a)(vi)

Participation Agreement dated October 1, 2013, by and among AXA Equitable Life Insurance Company, PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments LLC, incorporated herein by reference to Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 20, 2022.

(a)(vii)

First Amendment to Participation Agreement entered into as of May 1, 2021 to Participation Agreement effective October 1, 2013, by and among Equitable Financial Life Insurance Company, PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments LLC, incorporated herein by reference to Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 20, 2022.

(a)(viii)

Second Amendment to Participation Agreement entered into as of October 7, 2021 to Participation Agreement effective October 1, 2013, by and among Equitable Financial Life Insurance Company, PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2022.

(a)(ix)

Third Amendment to Participation Agreement entered into as of October 11, 2022 to Participation Agreement effective October 1, 2013, by and among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, PIMCO Variable Insurance Trust, PIMCO Equity Series VIT and PIMCO Investments LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-229766) filed on February 3, 2023.

(8)

Participation and Service Agreement among AXA Equitable Life Insurance Company and American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series (collectively the “Funds”), dated January 2, 2013, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 23, 2013.

(a)(i)

First Amendment, effective April 19, 2013 to the Participation Agreement dated January 2, 2013, as amended, by and among AXA Equitable Life Insurance Company, MONY Life Insurance Company of America, American Funds Distributors, Inc. American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, incorporated herein by reference to Registration Statement on Form N-4 (2-30070) filed on April 20, 2021.

(a)(ii)

Second Amendment, effective October 8, 2013 to the Participation Agreement, (the “Agreement”), dated January 2, 2013, as amended, by and among AXA Equitable Life Insurance Company, MONY Life Insurance Company of America (the “Company”), American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series (collectively, the “Parties”), incorporated herein by reference to Registration Statement, File No. 333- 191149 on December 10, 2013.

(a)(iii)

Third Amendment, effective September 10, 2020 to the Participation Agreement dated January 2, 2013, as amended, by and among AXA Equitable Life Insurance Company, American Funds Distributors, Inc. American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, incorporated herein by reference to Registration Statement on Form N-4 (2-30070) filed on April 20, 2021.

(a)(iv)

Fourth Amendment, effective November 18, 2020 to the Participation Agreement, (the “Agreement”), dated January 2, 2013, as amended, by and among Equitable Financial Life Insurance Company of America (the “Company”), Equitable Financial Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series (collectively, the “Parties”), incorporated herein by reference to Registration Statement, File No. 333-248907 on December 16, 2020.

(a)(v)

Fifth Amendment, effective February 5, 2021 to the Participation Agreement dated January 2, 2013, as amended, by and among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, incorporated herein by reference to Registration Statement filed on Form N-6 (File No. 333-103199) filed on April 21, 2022.

(a)(vi)

Sixth Amendment dated September 25, 2023, to Participation Agreement dated January 2, 2013, by and among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, American Funds Distributors, Inc., American Funds Services Company, Capital Research and Management Company and the American Funds Insurance Series, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-229766) filed on February 7, 2024.

(a)(vii)

Seventh Amendment dated August 29, 2024, to Participation agreement dated January 2, 2013, by and among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, American Funds Distributors, Inc., American Funds Services Company, Capital Research and Management Company and the American Funds Insurance Series, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-275042) filed on April 22, 2025.

(9)

Participation Agreement dated October 1, 2013 among Van Eck Securities Corporation, Van Eck Associates Corporation, Van Eck VIP Trust and AXA Equitable Life Insurance Company incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(a)

Amendment No. 1 dated October 28, 2016 to the Participation Agreement dated October 1, 2013 among Van Eck Securities Corporation, Van Eck Associates Corporation, VanEck VIP Trust and AXA Equitable Life Insurance Company incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(b)

Amendment to Participation Agreement effective September 25, 2020, to Participation Agreement dated October 1, 2013 by and among AXA Equitable Life Insurance Company, VanEck VIP Trust, Van Eck Securities Corporation and Van Eck Associates Corporation, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103199) filed on April 21, 2021.

(c)

Third Amendment to Participation Agreement effective September 9, 2022, to Participation Agreement dated October 1, 2013 by and among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, VanEck VIP Trust, Van Eck Securities Corporation and Van Eck Associates Corporation, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-207014) filed on April 20, 2023.

(i)	Administrative Contracts.

1.

Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005 incorporated herein by reference to Exhibit 10.2 to the registration statement (File No. 333-65423) on Form 10-K filed on March 31, 2005.

2.

Services Agreement (“Agreement”) made as of December 31, 2025, is by and between Equitable Advisors, LLC, a Delaware limited liability company (“Equitable Advisors”) and Equitable Financial Life Insurance Company of America a life insurance company organized under the laws of the state of Arizona (“Company”) incorporated herein by reference to Registration Statement on Form S-1 (File No. 333-284950) filed on February 13, 2026.

3.

Services Agreement (“Agreement”) made as of December 31, 2025, is by and between Equitable Distributors, LLC, a Delaware limited liability company (“Equitable Advisors”) and Equitable Financial Life Insurance Company of America a life insurance company organized under the laws of the state of Arizona (“Company”), incorporated herein by reference to Registration Statement on Form S-1 (File No. 333-284950) filed on February 13, 2026.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion.

1.	Opinion and consent of Alfred Ayensu-Ghartey, Vice President and Associate General Counsel, filed herewith.

(l)	Other Opinions.

1.	Consent of Independent Registered Public Accounting Firm, filed herewith.

(m)	Omitted Financial Statements. Not applicable.

(n)	Initial Capital Agreements. Not applicable.

(o)	Form of Initial Summary Prospectus dated May 1, 2025, incorporated herein by reference to Registration Statements on Form N-4 (File Nos. 333-275042; 333-283593) filed on April 22, 2025.

(p)	Power of Attorney. Filed herewith.

(q)	Letter Regarding Change in Certifying Accountant. Not applicable.

(r)	Historical Current Limits on Index Gains. filed herewith.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

* The business address for all officers and directors of the Insurance Company is 8501 IBM Drive, Suite 150 Charlotte, NC 28262-4333.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE INSURANCE COMPANY

DIRECTORS

Douglas A. Dachille	Director
Legacy Liability Solutions, LLC
161 N. Clark Street
Chicago, IL 60602

Francis Hondal	Director
10050 W. Suburban Drive
Pinecrest, FL 33156

Arlene Isaacs-Lowe	Director
1830 South Ocean Drive, #1411
Hallandale, FL 33009

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
846 9th Ave. S.
Naples, FL 34102

Craig MacKay	Director
England & Company
1133 Avenue of the Americas
Suite 2719
New York, NY 10036

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors
525 Park Avenue, 8D
New York, NY 10065

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*Kurt W. Meyers	Chief Legal Officer and Secretary

*Jeffrey J. Hurd	Chief Operating Officer

*Robin M. Raju	Chief Financial Officer

*Michael B. Healy	Chief Information Officer

*Nicholas Huth	Chief Compliance Officer

*William Eckert	Chief Accounting Officer

*David W. Karr	Signatory Officer

*Erik Bass	Chief Strategy Officer

*Mary Jean Bonadonna	Signatory Officer

*Nicholas Chan	Deputy Treasurer

*Eric Colby	Signatory Officer

*Glen Gardner	Chief Investment Officer

*Kenneth Kozlowski	Signatory Officer

*Carol Macaluso	Signatory Officer

*James Mellin	Signatory Officer

*Hillary Menard	Signatory Officer

*Ralph Petruzzo	Deputy General Counsel, Assistant Secretary and Signatory Officer

*Maryanne (Masha) Mousserie	Signatory Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Antonio Di Caro	Signatory Officer

*Dorothy (Jean) Kelley	Signatory Officer

*Stephen Scanlon	Signatory Officer

*Samuel Schwartz	Signatory Officer

*Stephanie Shields	Signatory Officer

*Joseph M. Spagnuolo	Signatory Officer

*Qi Ning (“Peter”) Tian	Treasurer

*Gina Tyler	Chief Communications Officer

*David Ward	Head of Government Relations and Signatory Officer

*Constance Weaver	Chief Marketing Officer

*Xu (“Vincent”) Xuan	Head of Life Insurance and Signatory Officer, Appointed Chief Actuary

*Yun (“Julia”) Zhang	Chief Risk Officer

ITEM 29. Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account

Variable Account AA (the “Variable Account”) is a variable account of Equitable Financial Life Insurance Company of America. Equitable Financial Life Insurance Company of America, an Arizona stock life insurance company, is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the “Holding Company”).

Set forth below is the subsidiary chart for the Holding Company:

Equitable Holdings, Inc. - Subsidiary Organization Chart: Q4-2025, filed herewith.

ITEM 30. Indemnification

The By-Laws of Equitable Financial Life Insurance Company of America provide, in Article VI as follows:

SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a “contract right” may not be modified retroactively without the consent of such director, officer, employee or agent.

The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

The directors and officers of the Company are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, ACE, Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company Ltd.), Aspen Bermuda XS, CNA, AIG, Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel, Ascot, Bowhead, and Westfield. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	Equitable Advisors, LLC and Equitable Distributors, LLC are the principal underwriters for:

(i)	Separate Account No. 49, Separate Account No. 70, Separate Account A, Separate Account FP, Separate Account I and Separate Account No. 45 of Equitable Financial

(ii)	Separate Account No. 49B of Equitable Colorado

(iii)	EQ Advisors Trust

(iv)	Variable Account AA, Equitable America Variable Account A, Equitable America Variable Account K, Equitable America Variable Account L, and Equitable America Variable Account 70A.

(b)	Equitable Advisors is the principal underwriter of Equitable Financial’s Separate Account No. 301.

(c)	Set forth below is certain information regarding the directors and principal officers of Equitable Advisors, LLC and Equitable Distributors, LLC:

EQUITABLE ADVISORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*David Karr	Director, Chairman of the Board and Chief Executive Officer

*Nicholas B. Lane	Director

*Frank Massa	Director and President

*Yun (“Julia”) Zhang	Director

*Ralph E. Browning, II	Chief Privacy Officer

*Mary Jean Bonadonna	Chief Risk Officer

*Patricia Boylan	Chief Compliance Officer, Broker Dealer and Registered Investment Advisor

*Nia Dalley	Vice President and Chief Conflicts Officer

*Brett Esselburn	Vice President, Investment Sales and Financial Planning

*Gina Jones	Vice President and Financial Crime Officer

*Tracy Zimmerer	Vice President and Principal Operations Officer

*Sean Donovan	Assistant Vice President

*Alan Gradzki	Assistant Vice President

*Janie Smith	Assistant Vice President

*James Mellin	Chief Sales Officer

*Candace Scappator	Assistant Vice President, Controller and Principal Financial Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Alfred Ayensu-Ghartey	Vice President

*Joshua Katz	Vice President

*Dustin Long	Vice President

*Sean George	Head of Business Development, Equitable Advisors

*Christian Cannon	Vice President and General Counsel

*Paul Scott Peterson	Vice President, Assistant Treasurer and Signatory Officer

*Samuel Schwartz	Vice President

*Dennis Sullivan	Vice President

*Qi Ning “Peter” Tian	Director, Senior Vice President, Treasurer and Signatory Officer

*Greg Boosin	Vice President

*Seung Hee (“Stella”) Lee	Secretary

*Christine Medy	Assistant Secretary

*Francesca Divone	Assistant Secretary

(ii)	EQUITABLE DISTRIBUTORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*Nicholas B. Lane	Director, Chairman of the Board, President and Chief Executive Officer

*Jim Kais	Director and Head of Group Retirement

*Ursula Carty	Head of Commercial Line Marketing

*Qi Ning (“Peter”) Tian	Treasurer and Signatory Officer

*Peter D. Golden	Individual Retirement, National Sales Manager and Signatory Officer

*Page Long	Individual Retirement, Head of Strategic Accounts and Signatory Officer

*Andrew Shaw	National Sales Manager for 1290 Funds and Signatory Officer

*James O’Connor	Head of Business Development and Key Accounts Group Retirement

*David Kahal	Financial Protection, Head of Life Distribution and Signatory Officer

*Fred Makonnen	Group Retirement, National Sales Manager and Signatory Officer

*Arielle D’-Auguste	Signatory Officer and General Counsel

*Christopher LaRussa	Chief Compliance Officer

*Candace Scappator	Signatory Officer, Chief Financial Officer, Principal Financial Officer and Principal Operations Officer

*Gina Jones	Signatory Officer and Financial Crime Officer

*Yun (“Julia”) Zhang	Signatory Officer and Chief Risk Officer

*Francesca Divone	Secretary

*Stephen Scanlon	Director, Head of Individual Retirement and Signatory Officer

*Prabha (“Mary”) Ng	Signatory Officer and Chief Information Security Officer

*Seung Hee (“Stella”) Lee	Assistant Secretary

*Christine Medy	Assistant Secretary

* Principal Business Address: 1345 Avenue of the Americas NY, NY 10105

(d)

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Equitable Advisors, LLC	N/A	$0	$0	$0
Equitable Distributors, LLC	N/A	$0	$0	$0
ITEM 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment.

(a)
For any Contract with Index-Linked Options and/or Fixed Options subject to a Contract Adjustment offered through this registration statement, provide the information required by the following table as of December 31 of the prior calendar year.

Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index- Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redemmed during the prior year	Combination Contract (Yes/No)
EQUI-VEST (Series 201)	283,620	$466,382,293	0	$765,223,151	$643,747,965	Yes

(b)	See Exhibit (27)(r) Historical Current Limits on Index Gains.

ITEM 32. Location of Accounts and Records

This information is omitted as it is provided in Registered Separate Account’s most recent report on Form N-CEN.

ITEM 33. Management Services

Not applicable.

ITEM 34. Fee Representation and Undertakings

(a) The Insurance Company represents that, with respect to the variable investment options, the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company under the respective Contracts.

The Registered Separate Account hereby represents that it is relying on the November 28, 1988 no action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registered Separate Account further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

(b) With regard to Index-Linked Options and/or Fixed Options subject to a Contract Adjustment, the Insurance Company hereby undertakes:

(1)

To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

(2)

That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

The Registrant hereby further represents that it is relying upon Rule 6c-7 of the Investment Company Act of 1940 (the “1940 Act”) in claiming an exemption from certain provisions of Sections 22(e) and 27 of the 1940 Act for registered separate accounts offering variable annuity contracts to participants in the Texas Optional Retirement program. Further, the Company has or will comply with Rule 6c-7(a)-(d) of the 1940 Act with respect to Texas Optional Retirement Program participants.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 21st day of April, 2026.

Variable Account AA
(Registered Separate Account)

By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Vice President and Associate General Counsel

Equitable Financial Life Insurance Company of America
(Insurance Company)

By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Vice President and Associate General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Robin Raju	Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Chief Accounting Officer

*DIRECTORS:

Francis Hondal	Mark Pearson	Charles G. T. Stonehill
Daniel G. Kaye	Bertram Scott	Arlene Issacs-Lowe
Joan Lamm-Tennant	George Stansfield	Craig MacKay
Douglas A. Dachille

*By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Attorney-in-Fact
April 21, 2026